--                                         --------                         ----
--------------------------------------------------------------------------------
                                                         Annual Report
THE HIRTLE CALLAGHAN TRUST

                                 June 30, 1999

We are pleased to present the June 30, 1999 annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the Trust), a diversified open-end management investment company, was organized by Hirtle, Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of seven separate investment portfolios. Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations (investment managers), selected by, and under the general supervision of the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of seven separate Portfolios, as listed below:



                    ------------------------------------------------------------
--
  The Portfolios

 The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

 The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

 The Small Capitalization Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

 The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

 The Limited Duration Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in a diversified portfolio of relatively short duration municipal notes.

 The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

 The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.
--------------------------------------------------------------------------------

The following discussion summarizes those factors, including relevant market conditions and the investment strategies and techniques of each of the Investment Managers that materially affected the performance of the respective Portfolios during the Trust's fiscal year ended June 30, 1999.

                      Economic/Capital Markets Commentary

During the Trust's fiscal year, investors in both the stock and bond markets, much like last year, spent a great deal of time speculating on the strength of the economy. While last year's shock came from an Asian economic and financial markets meltdown, this year's turmoil emanated from Russia, with speculation on its economic problems' affect on the rest of the world's economies. This created a great deal of volatility in the first and second fiscal quarters. While most economists predicted that Russia's problems, on the back of the Asian issues, would cause the world's economies to slow significantly, they were proved wrong on almost all fronts. Asia began a recovery during the third and fourth fiscal quarters, while European economies felt little impact from Russia. The U.S. rolled right through both problems and ended the fiscal year with bright economic and equity market prospects, while the surprising strength around the world produced significant bond market problems with its attendant rising interest rates.

                                          1FQ99  2FQ99  3FQ99  4FQ99  Fiscal 99
                                         ------- ------ ------ ------ ---------
     S&P 500 Stock Index................  -9.95% 21.29%  4.98%  7.05%  22.74%
     Russell 1000 Stock Index........... -10.31% 21.88%  4.13%  7.13%  21.94%
     Russell 2000 Stock Index........... -20.15% 16.31% -5.43% 15.55%   1.50%
     MSCI EAFE Index.................... -14.21% 20.66%  1.39%  2.54%   7.62%
     Lehman Aggregate Bond Index........   4.23%  0.34% -0.50% -0.88%   3.15%

The index averages/1/ display a great deal of internal turmoil. Note the very high performance differential between large cap indices (the S&P 500 and the Russell 1000) and the Russell 2000, which includes smaller capitalization equities. This was a continuation of last fiscal year's trend. The Russell 1000 Index was driven by its very largest components, while all other more diverse indices were considerably weaker, especially earlier in the year

In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks. In addition, the discussion includes comparisons between the performance achieved by the Portfolios and their individual Investment Managers against two peer group indicators, each compiled by independent statistical monitoring organizations. The first of these, Evaluation Associates, Inc. (EAI) is an institutional investment management consulting organization that monitors and reports performance results on approximately 1,000 active equity and fixed income managers. The second, Morningstar, Inc. (Morningstar) is an independent organization that tracks the performance of mutual funds.


--------
/1/The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks. Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000(R) Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and includes the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000(R) Index and the next 2,000 stocks are included in the Russell 2000(R) Index. Unlike the S&P 500 Stock Index, however, the Russell indices are reconstituted each year. The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. The Morgan Stanley Capital Markets EAFE Index, which covers Europe, Australia, and the Far East, is an unmanaged, market value-weighted index designed to measure the overall condition of developed overseas equities markets.

                          The Value Equity Portfolio

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poors 500 Stock Index. The Value Equity Portfolio is benchmarked against the Russell 1000 Value Index./2/ As of June 30, 1999, the Portfolio's managers were Geewax Terker & Co. (Geewax Terker) and Institutional Capital Corporation (ICAP).

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 1000 Value Index................   26.7x   1.8%    $60.6 billion
     Total Portfolio.........................   28.7x   1.6%    $59.3 billion
     Geewax Terker...........................   25.1x   1.8%    $68.1 billion
     Institutional Capital...................   30.7x   1.5%    $54.8 billion

    *Source: Evaluation Associates as of June 30, 1999

For the fiscal year ended June 30, 1999, the Hirtle Callaghan (HC) Value Equity Portfolio had a total return of 9.07%, which compares to the Russell 1000 Value Index of 16.36%.

This below index performance should be put in the context of other active value managers. We present below a chart comparing the HC Trust Value Equity Portfolio compared to the Russell 1000 Value Index and the EAI and Morningstar peer groups. The comparison below is a median performance result for a group of value managers (within EAI's total equity universe) who are considered to be a peer group of the HC Trust Value Equity Portfolio managers. The Morningstar Large Cap Value performance number is a median of managers considered to be roughly equivalent to the HC Trust Value Equity Portfolio managers.

                           [BAR CHART APPEARS HERE]



                 HC Trust Value Portfolio              9.07%
                 Russell 1000 Value Index             16.36%
                 Morningstar Large Cap Value          12.66%
                 EAI Large Cap Value                  14.40%


--------
/2/ The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Stock Index with lower price-to-book ratios and lower forecasted growth rates.

This fiscal year continued a trend noted last year, with active managers struggling versus indexes. This was especially true in the first two fiscal quarters, with performance relative to the Russell 1000 Value Index improving in the last two periods. Additionally, a manager change was made, effective March 8, 1999, replacing Hotchkis and Wiley with Geewax Terker. This change was primarily due to Hotchkis' deep value orientation causing their return patterns to deviate substantially from the Russell 1000 Value Index. As the markets changed in the past two years (higher valuations, lower yields), Hotchkis' deep value style got even deeper and caused their portfolios to track with other value managers less reliably. In contrast to Hotchkis, Geewax Terker uses a proprietary valuation system to identify those market sectors and industries that are believed to have good prospects for growth. Stock selections are then made using a variety of quantitative techniques and fundamental research and with a view to assembling a portfolio of investments similar in terms of risk, capitalization and represented market sectors to the Russell 1000 Value Index. This quantitative and quality orientation is expected to achieve performance that more closely tracks the Russell 1000 Value Index, and additionally, is expected to provide a better complement to ICAP's bottom up stock selection approach.

                             [CHART APPEARS HERE]

                            Value Equity Portfolio
                        Value of a $10,000 Investment

                         Value            Russell            S&P 500
                         Equity          1000 Value           Stock
                        Portfolio          Index              Index
                        ---------        ----------          -------
 8/25/1995               $10,000          $10,000            $10,000
12/31/1995                10,960           11,049             11,040
 6/30/1996                11,728           11,876             12,165
12/31/1996                13,288           13,440             13,588
 6/30/1997                15,867           15,817             16,382
12/31/1997                17,390           18,169             18,121
 6/30/1998                19,582           20,377             21,331
12/31/1998                18,980           21,008             23,300
 6/30/1999                21,357           23,712             26,185

                         Average Annual Total Return
                             As of June 30, 1999

                                                  Since
                                                Inception
                       1 Year                   (8/25/95)
                       ------                   ---------
                        9.07%                     21.79%

The benchmark index for the Value Equity Portfolio will be changing from the S&P 500 Index to the Russell 1000 Value Index in order to better represent the investment policies for comparison purposes. The Portfolio's performance above is compared to the Russell 1000 Value Index and the S&P 500 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The Growth Equity Portfolio

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization, equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poors 500 Stock Index. The Growth Equity Portfolio is benchmarked against the Russell 1000 Growth Index/3/. As of June 30, 1999, the Portfolio's managers were Jennison Associates Capital Corporation (Jennison) and Goldman Sachs Asset Management (Goldman).

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies. However, Jennison and Goldman have differing assignments within the growth segment of the large capitalization arena. Jennison concentrates on the largest, fastest growing multinational companies in the large capitalization growth area, while Goldman focuses on the entire large capitalization growth segment. Goldman employs a highly quantitative methodology to structure its portfolios so that they are aligned with the assigned index with regard to capitalization, industry, and sector weightings, also known as a top-down methodology, while Jennison is a bottom-up stock picker within the large capitalization growth arena.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 1000 Growth Index...............   44.7x   0.6%    $122.3 billion
     Total Portfolio.........................   43.5x   0.5%    $111.3 billion
     Jennison Associates.....................   45.5x   0.5%    $108.5 billion
     Goldman Sachs Asset Management..........   39.5x   0.7%    $117.3 billion

    *Source: Evaluation Associates as of June 30, 1999

For the fiscal year ended June 30, 1999, the HC Growth Equity Portfolio had a total return of 26.76%, which compares to the Russell 1000 Growth Index return of 27.27%.


                           [BAR CHART APPEARS HERE]


                 HC Trust Growth Portfolio          26.76%
                 Russell 1000 Growth Index          27.27%
                 Morningstar Large Cap Growth       26.39%
                 EAI Large Cap Growth               22.90%


--------
/3/ The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Stock Index with higher price-to-book ratios and higher forecasted growth rates.

Note that your managers outperformed their peer groups, Morningstar and EAI, and slightly underperformed the Russell 1000 Growth Index. Jennison, the bottom-up stock picker, dramatically outperformed Goldman, its quantitative co-manager. Most of Goldman's underperformance occurred in the first fiscal quarter, when equity market volatility was extremely high. Since that time, the performance and tracking achieved by Goldman has been more in line with expectations and we continue to believe that these two managers and their differing methodologies will be complementary.

                             [CHART APPEARS HERE]

                           Growth Equity Portfolio
                        Value of a $10,000 Investment

                   Growth
                   Equity        Russell 1000       S&P 500
                 Portfolio       Growth Index     Stock Index
                 ---------       ------------     -----------
  8/8/95          $10,000          $10,000          $10,000
12/31/95           10,240           10,949           11,070
 6/30/96           11,169           12,271           12,198
12/31/96           12,299           13,481           13,624
 6/30/97           13,830           16,117           16,426
12/31/97           15,748           17,591           18,169
 6/30/98           18,947           21,176           21,388
12/31/98           20,872           24,400           23,362
 6/30/99           24,019           26,950           26,255


                 Average Annual Total Return
                    As of June 30, 1999

                                   Since
                                 Inception
                  1 Year          (8/8/95)
                  ------         ---------
                  26.76%           25.22%



The benchmark index for the Growth Equity Portfolio will be changing from the S&P 500 Index to the Russell 1000 Growth Index in order to better represent the investment policies for comparison purposes. The Portfolio's performance above is compared to the Russell 1000 Growth Index and the S&P 500 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   The Small Capitalization Equity Portfolio

The investment objective of this Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies and is benchmarked against the Russell 2000 Stock Index. As of June 30, 1999, the Portfolio's managers were Frontier Capital Management Company (Frontier) and Geewax, Terker & Co. Geewax is the quantitative (top-down) manager in this portfolio, while Frontier is a bottom-up stock picker. Both managers are concentrating on the smaller capitalization sector of the U.S. equities market.

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 2000 Index......................   23.2x   1.3%     $0.8 billion
     Total Portfolio.........................   26.1x   0.7%     $1.7 billion
     Geewax Terker...........................   24.5x   1.1%     $2.0 billion
     Frontier Capital Management.............   28.3x   0.3%     $1.4 billion

    *Source: Evaluation Associates as of June 30, 1999

For the fiscal year ended June 30, 1999, the HC Small Capitalization Equity Portfolio had a total return of 4.73%, which compares to the Russell 2000 Index return of 1.50%.

                           [BAR CHART APPEARS HERE]

            HC Trust Small Cap Portfolio          4.73%
            Russell 2000 Index                    1.50%
            Morningstar Small Cap Equity          0.35%
            EAI Small Cap Equity                  0.10%

Like last year, the small capitalization segment of the market was highly volatile during the fiscal year, and this volatility produced a return pattern that substantially underperformed the larger capitalization sectors. That said, the Small Capitalization Portfolio substantially bested both its assigned index and its peer groups. This performance is attributable, in large measure, to Frontier's excellent bottom-up stock selection throughout the fiscal year.

                             [CHART APPEARS HERE]

      Small Capitalization Equity Portfolio
          Value of a $10,000 Investment

                Small Capitalization       Russell 2000
                  Equity Portfolio             Index
                --------------------       ------------
  9/5/95               $10,000                $10,000
12/31/95                 9,981                 10,399
 6/30/96                11,182                 11,477
12/31/96                12,623                 12,114
 6/30/97                13,406                 13,350
12/31/97                15,020                 14,823
 6/30/98                15,102                 15,553
12/31/98                14,408                 14,445
 6/30/99                15,817                 15,786

             Average Annual Total Return
                 As of June 30, 1999

                              Since
                            Inception
             1 Year          (9/5/95)
             ------         ---------
             4.73%            12.76%

The Portfolio's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                      The International Equity Portfolio

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities on non-U.S. issuers. The International Equity Portfolio is benchmarked against the Morgan Stanley Capital Markets Index European, Australia and Far East Index (MSCI EAFE Index). As of June 30, 1999, the manager of the HC International Equity Portfolio was Brinson Partners, Inc. (Brinson). The following table lists key portfolio statistics relevant to the assignment; note that Brinson has structured a portfolio, which is, generally, aligned with the major components of the MSCI EAFE Index:

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     MSCI EAFE Index.........................   32.6x    1.8%   $41.3 billion
     Brinson Partners........................   28.9x    2.1%   $34.3 billion

    *Source: Evaluation Associates as of June 30, 1999

For the fiscal year ended June 30, 1999, the HC International Equity Portfolio had a total return of 5.20%, which compares to the MSCI EAFE Index return of 7.62%.
                           [BAR CHART APPEARS HERE]

                 HC Trust International Portfolio          5.20%
                 MSCI EAFE Index                           7.62%
                 Morningstar Foreign Stock                 5.61%
                 EAI Non-US Equity                         6.90%

Since the inception of the Portfolio, Brinson has delivered an annualized compound return of 11.70% versus the EAFE Index return of 9.81%. This performance reflects both the value added by Brinson's defensive portfolio structure during times of stress and periods in which performance has lagged the benchmark.

As of July 26, 1999, Brinson's top-down and value oriented investment approach will be supplemented by the bottom-up and growth oriented investment philosophy of Artisan Partners Limited Partnership (Artisan). Artisan's approach focuses on identifying individual companies that seem well positioned for strong, sustainable growth, based on analysis of the financial statements and other fundamental factors of individual issuers.

                             [CHART APPEARS HERE]

            International Equity Portfolio
            Value of a $10,000 Investment

               International           Morgan Stanley
                   Equity             Europe Australia
                 Portfolio               & Far East
               -------------          ----------------
 8/17/95          $10,000                  $10,000
12/31/95           10,714                   10,618
 6/30/96           11,515                   11,115
12/31/96           12,198                   11,294
 6/30/97           13,773                   12,578
12/31/97           12,872                   11,527
 6/30/98           14,589                   13,381
12/31/98           14,875                   13,871
 6/30/99           15,345                   14,441

            Average Annual Total Return
               As of June 30, 1999

                               Since
                             Inception
              1 Year         (8/17/95)
              ------         ---------
              5.20%           11.70%


The Portfolio's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                 The Limited Duration Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. This Portfolio is designed to have an overall duration of less than four years and to have a target quality rating of AA as defined by the S&P rating agency. As of June 30, 1999, the HC Limited Duration Municipal Bond Portfolio was managed by Morgan Grenfell Capital Management Incorporated (Morgan Grenfell). The following table lists key portfolio statistics relevant to the assignment:

                                                               Average Credit
                              Maturity  Duration  30 Day Yield    Rating
                              --------- --------- ------------ --------------
     Merrill Lynch 0-3 Year
      Muni Index............. 1.6 Years 1.5 Years      N/A           AA
     Morgan Grenfell......... 3.0 Years 2.5 Years     4.8%           AA

For the fiscal year ended June 30, 1999, the HC Limited Duration Municipal Bond Portfolio had a total return of 3.17%, which compares to the Merrill Lynch 0-3 Year Muni Bond Index return of 4.00%.

Given the very conservative, risk adverse intent of this Portfolio, we are pleased with the Portfolio's performance.

                           [BAR CHART APPEARS HERE]


              HC Trust Limited Duration Muni Portfolio     3.17%
              Merrill Lynch 0-3 Year Muni Index            4.00%
              Morningstar Muni Bond Short-Term             2.70%

The value of this limited duration tax-free municipal bond Portfolio is two fold: first, it allows taxable investors with short term cash management needs but no overnight liquidity needs to capture the extra yield normally unavailable to tax free money market funds; second, it operates in a very inefficient sector of the municipal bond market, where a knowledgeable participant like Morgan Grenfell has been able to discover and capture higher yields with little additional volatility or credit risk.

                             [CHART APPEARS HERE]

         Limited Duration Municipal Bond Portfolio
               Value of a $10,000 Investment

                    Limited Duration             Merrill Lynch
                     Municipal Bond                0-3 Year
                       Portfolio                Municipal Index
                    ----------------            ---------------
10/10/95                $10,000                     $10,000
12/31/95                 10,217                      10,134
 6/30/96                 10,360                      10,306
12/31/96                 10,681                      10,551
 6/30/97                 10,913                      10,762
12/31/97                 11,273                      11,046
 6/30/98                 11,510                      11,276
12/31/98                 11,768                      11,599
 6/30/99                 11,876                      11,727


                Average Annual Total Return
                   As of June 30, 1999

                                  Since
                                Inception
                 1 Year         (10/10/95)
                 ------         ----------
                 3.17%            4.73%

The Portfolio's performance is compared to the Merrill Lynch 0-3 year Municipal Index, which represents the performance of the U.S. municipal bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Limited Duration Municipal Bond Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           The Fixed Income Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

As of June 30, 1999, the Intermediate Fixed Income Portfolio was managed by Morgan Grenfell Capital Management Incorporated (Morgan Grenfell). The following table lists key portfolio statistics relevant to the assignment:

                                                               Average Credit
                              Maturity  Duration  30 Day Yield    Rating
                              --------- --------- ------------ --------------
     Lehman Bros. Aggregate
      Bond Index............. 9.0 Years 4.9 Years      N/A           AA
     Morgan Grenfell......... 7.8 Years 4.9 Years     6.13%          AA

For the fiscal year ended June 30, 1999, the Intermediate Fixed Income Portfolio had a total return of 2.88%, which compares to the Lehman Brothers Aggregate Bond Index return of 3.15%.

                            [BAR CHART APPEARS HERE]

                 HC Trust Fixed Income Portfolio            2.88%
                 Lehman Brothers Aggregate Bond Index       3.15%
                 Morningstar Intermediate Term Bond         1.76%

Given the very conservative, risk adverse intent of this Portfolio, we are pleased with the Portfolio's performance. You will note that Morgan Grenfell outperformed its peer group, Morningstar, while modestly underperforming the index. This is consistent with Morgan Grenfell's methodologies, especially during periods of bond market volatility (such as in the past year), when they emphasize very high quality issues and do not attempt to market time the sector weights within the index.

                             [CHART APPEARS HERE]

                Fixed Income Portfolio
            Value of a $10,000 Investment

                                                Lehman Brothers
                                                Aggregate Bond
                     Fixed Income                    Index
                     ------------               ---------------
  7/1/98                $10,000                     $10,000
 9/30/98                 10,445                      10,423
12/31/98                 10,456                      10,458
 3/31/99                 10,376                      10,405
 6/30/99                 10,288                      10,313


                Average Annual Total Return
                   As of June 30, 1999

                          Since
                        Inception
                         (7/1/98)
                        ---------
                          2.88%

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Fixed Income Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                The Intermediate Term Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax, which are referred to as "Municipal Securities."

As of June 30, 1999, the Intermediate Term Municipal Bond Portfolio was managed by Morgan Grenfell Capital Management Incorporated (Morgan Grenfell). The following table lists key portfolio statistics relevant to the assignment:

                                                               Average Credit
                              Maturity  Duration  30 Day Yield    Rating
                              --------- --------- ------------ --------------
     Lehman Bros. 5 Year GO
      Index.................. 4.9 Years 4.1 Years      N/A           AA
     Morgan Grenfell......... 8.3 Years 5.6 Years     4.60%          AA

For the fiscal year ended June 30, 1999, the Intermediate Municipal Bond Portfolio had a total return of 2.44%, which compares to the Lehman Bros. 5 Year GO Index return of 3.42%.

                           [BAR CHART APPEARS HERE]

              HC Trust Municipal Muni Portfolio          2.44%
              Lehman Brothers 5 Year GO Muni Index       3.42%
              Morningstar Municipal Bond                 1.58%

Given the very conservative, risk adverse intent of this Portfolio, we are pleased with the Portfolio's performance. You will note that Morgan Grenfell outperformed its peer group, Morningstar, while underperforming the index. This is due to Morgan Grenfell's longer maturity structure during the period, which produced a very competitive Federal tax-exempt yield.

                             [CHART APPEARS HERE]

       Intermediate Term Municipal Bond Portfolio
              Value of a $10,000 Investment

                                               Lehman Brothers
                                                  5 Year CO
                    Intermediate               Municipal Index
                    ------------               ---------------
  7/1/98              $10,000                      $10,000
 7/31/98               10,030                       10,000
 9/30/98               10,235                       10,263
12/31/98               10,283                       10,347
 3/31/99               10,368                       10,456
 6/30/99               10,244                       10,326

              Average Annual Total Return
                 As of June 30, 1999

                        Since
                      Inception
                       (7/1/98)
                      ---------
                        2.44%

The Portfolio's performance is compared to the Lehman Brothers 5 year GO Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Intermediate Municipal Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  Conclusion

We are pleased with the investment management teams we have retained on behalf of our shareholders. With the exception of the Value Portfolio, our management teams have generally outperformed their peers in a very difficult active manager environment, and the management change we implemented in the Value Portfolio is expected to perform more in line with expectations. We are in a constant search for better, more efficient structures and managers.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total assets at the end of the fiscal year of $1.2 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,
/s/ Donald E. Callaghan
Donald E. Callaghan
President




--------
The views expressed in this letter reflect those of the President through the end of the period covered by the report, as stated on the cover. The President's views are subject to change based on market and other conditions.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments -- June 30, 1999

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks -- 95.74%
           Geewax, Terker & Co. -- 32.63%
           Aerospace/Defense -- 0.73%
     5,700 Boeing Co..............................................  $    251,869
       600 Cordant Technologies, Inc..............................        27,113
     3,800 General Dynamics Corp..................................       260,300
       800 Litton Industries, Inc.................................        57,400
     5,400 Lockheed Martin Corp...................................       201,150
       900 Northrop Grumman Corp..................................        59,681
    10,400 Raytheon Co., Class - B................................       731,900
                                                                    ------------
                                                                       1,589,413
                                                                    ------------
           Airlines & Services -- 0.11%
     1,200 Continental Airlines, Class - B*.......................        45,300
     3,200 Delta Air Lines, Inc...................................       184,400
                                                                    ------------
                                                                         229,700
                                                                    ------------
           Auto--Retail -- 0.03%
     4,000 Autonation, Inc.*......................................        71,250
                                                                    ------------
           Auto Parts -- 0.49%
     2,000 Cooper Tire & Rubber Co................................        47,250
     4,300 Dana Corp..............................................       198,069
     6,569 Delphi Automotive Systems Corp.........................       121,937
     4,300 Genuine Parts Co.......................................       150,500
     3,800 Goodyear Tire & Rubber Co..............................       223,487
     1,700 Lear Corp.*............................................        84,575
     1,900 Paccar, Inc............................................       101,413
     2,400 TRW, Inc...............................................       131,700
                                                                    ------------
                                                                       1,058,931
                                                                    ------------
           Automobile Production -- 0.77%
    18,700 Ford Motor Co..........................................     1,055,381
     9,400 General Motors Corp....................................       620,400
                                                                    ------------
                                                                       1,675,781
                                                                    ------------
           Banking -- 3.25%
    16,790 Banc One Corp..........................................     1,000,053
    18,200 Bank Of New York Co., Inc..............................       667,712
       900 Bank United Corp.......................................        36,169
     1,100 CCB Financial Corp.....................................        58,163
    13,800 Chase Manhattan Corp...................................     1,195,424
     1,100 City National Corp.....................................        41,181
     1,400 Commerce Bancshares, Inc...............................        56,350
     2,400 Compass Bancshares, Inc................................        65,400
     2,400 Fifth Third Bancorp....................................       159,750
     2,700 First American Corp....................................       112,219
     1,300 First Virginia Banks, Inc..............................        63,863
    11,900 Fleet Financial Group, Inc.............................       528,063
     1,650 Fulton Financial Corp..................................        34,134
     2,300 Greenpoint Financial Corp..............................        75,469
     6,800 KeyCorp................................................       218,450
       100 M & T Bank Corp........................................        55,000
     2,700 Marshall & Ilsley Corp.................................       173,813
     3,700 Mercantile Bancorp.....................................       211,363

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Banking (continued)
     1,600 Mercantile Bankshares Corp.............................  $     56,600
     3,200 North Fork Bancorp., Inc...............................        68,200
     1,700 Pacific Century Financial Corp.........................        36,656
     4,800 PNC Bank Corp..........................................       276,600
     3,600 Sovereign Bancorp, Inc.................................        43,650
     6,800 Suntrust Banks, Inc....................................       472,175
     1,700 Trustmark Corp.........................................        38,888
     1,700 Union Bank of San Francisco............................        61,413
     1,575 Valley National Bancorp................................        45,281
     2,900 Wachovia Corp..........................................       248,131
     1,680 Washington Federal, Inc................................        37,695
    21,500 Wells Fargo Co.........................................       919,124
                                                                    ------------
                                                                       7,056,989
                                                                    ------------
           Beverages -- 0.31%
     8,100 Anheuser-Busch Co., Inc................................       574,593
     1,400 Brown-Forman Corp., Class - B..........................        91,263
                                                                    ------------
                                                                         665,856
                                                                    ------------
           Broadcasting -- 0.18%
     3,500 CBS Corp...............................................       152,031
     6,400 Cox Communications, Inc., Class - A*...................       235,600
                                                                    ------------
                                                                         387,631
                                                                    ------------
           Business Equipment & Services -- 0.03%
     2,200 Comdisco, Inc..........................................        56,375
                                                                    ------------
           Casinos/Gaming -- 0.04%
     1,400 Harrah's Entertainment, Inc............................        30,800
     2,700 Mandalay Resort Group*.................................        57,038
                                                                    ------------
                                                                          87,838
                                                                    ------------
           Chemicals -- 0.58%
     2,600 Dow Chemical Co........................................       329,874
     1,800 Eastman Chemical Co....................................        93,150
     1,500 Engelhard Corp.........................................        33,938
       800 FMC Corp...............................................        54,650
     1,100 Goodrich B.F. Co.......................................        46,750
     1,200 Great Lakes Chemical Corp..............................        55,275
     2,100 Mallinckrodt, Inc......................................        76,388
     3,500 PPG Industries, Inc....................................       206,719
       848 Rohm & Haas Co.........................................        36,366
     2,100 RPM, Inc...............................................        29,794
     3,700 Sherwin-Williams Co....................................       102,675
     2,000 Sigma-Aldrich Corp.....................................        68,875
     3,300 Solutia, Inc...........................................        70,331
     1,800 W.R. Grace & Co.*......................................        33,075
     1,500 Witco Corp.............................................        30,000
                                                                    ------------
                                                                       1,267,860
                                                                    ------------
           Clothing/Apparel -- 0.07%
     1,500 Liz Claiborne, Inc.....................................        54,750
     2,200 V.F. Corp..............................................        94,050
                                                                    ------------
                                                                         148,800
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Computer Software & Services -- 0.22%
     1,600 ACNielsen Corp.*.....................................  $     48,400
       700 Adobe Systems, Inc...................................        57,509
       800 Affiliated Computer Services, Inc.*..................        40,500
     1,900 DST Systems, Inc.*...................................       119,463
     4,300 First Data Corp......................................       210,431
                                                                  ------------
                                                                       476,303
                                                                  ------------
           Computer Systems -- 0.01%
     1,300 Reynolds & Reynolds Co...............................        30,306
                                                                  ------------
           Conglomerates -- 0.22%
     5,400 AlliedSignal, Inc....................................       340,200
     2,500 Dover Corp...........................................        95,625
       900 Pittway Corp., Class - A.............................        30,769
                                                                  ------------
                                                                       466,594
                                                                  ------------
           Construction Materials & Supplies -- 0.32%
       600 Carlisle Cos., Inc...................................        28,875
     1,600 Centex Corp..........................................        60,100
       900 Fluor Corp...........................................        36,450
       700 Johns Manville Corp..................................         9,100
     4,700 Leggett & Platt, Inc.................................       130,719
     1,200 Martin Marietta Materials, Inc.......................        70,800
     4,900 Masco Corp...........................................       141,488
     2,300 Parker-Hannifin Corp.................................       105,225
     1,300 Timken Co............................................        25,350
     1,200 Vulcan Materials Co..................................        57,900
       900 York International Corp..............................        38,531
                                                                  ------------
                                                                       704,538
                                                                  ------------
           Containers/Packaging -- 0.10%
     1,000 Bemis Co., Inc.......................................        39,750
     3,100 Crown Cork And Seal Co., Inc.........................        88,350
     2,900 Sonoco Products Co...................................        86,819
                                                                  ------------
                                                                       214,919
                                                                  ------------
           Electronic Components & Instruments -- 2.97%
     1,800 Adaptec, Inc.*.......................................        63,563
       400 Analog Devices, Inc.*................................        20,075
     2,600 Applied Materials, Inc.*.............................       192,075
     1,300 Atmel Corp.*.........................................        34,044
     1,000 Avnet, Inc...........................................        46,500
     1,800 Diebold, Inc.........................................        51,750
     1,400 EG&G, Inc............................................        49,875
     6,300 Emerson Electric Co..................................       396,112
     1,900 Grainger W.W., Inc...................................       102,244
     5,100 Hewlett Packard Co...................................       512,549
     2,000 Honeywell, Inc.......................................       231,750
     1,200 Hubbell, Inc., Class - B.............................        54,450

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Electronic Components & Instruments (continued)
    24,600 International Business Machines Corp...................  $  3,179,549
     2,200 Johnson Controls, Inc..................................       152,488
     8,000 Level 3 Communications, Inc.*..........................       480,499
     2,100 LSI Logic Corp.*.......................................        96,863
     4,500 Micron Technology, Inc.................................       181,406
     1,300 Molex, Inc.............................................        48,100
     4,600 National Semiconductor Corp.*..........................       116,438
       900 Pentair, Inc...........................................        41,175
     3,900 Silicon Graphics, Inc.*................................        63,863
     1,800 Teleflex, Inc..........................................        78,188
     3,400 United Technologies Corp...............................       243,738
                                                                    ------------
                                                                       6,437,294
                                                                    ------------
           Entertainment -- 0.02%
     1,400 King World Productions, Inc............................        48,738
                                                                    ------------
           Environmental Services -- 0.06%
     3,106 Browning-Ferris Industries, Inc........................       133,558
                                                                    ------------
           Financial Services -- 4.29%
     1,500 Allmerica Financial Corp...............................        91,219
     2,800 American Express Co....................................       364,350
     6,846 Associates First Capital Corp..........................       303,363
    26,600 BankAmerica Corp.......................................     1,950,112
     3,000 Bear Stearns Companies, Inc............................       140,250
    48,450 Citigroup, Inc.........................................     2,301,374
     3,000 Countrywide Credit Industries, Inc.....................       128,250
     2,800 Dime Bancorp, Inc......................................        56,350
     2,300 Edwards A.G., Inc......................................        74,175
    14,100 Fannie Mae.............................................       964,088
       800 Financial Securities Assurance.........................        41,600
     1,900 Finova Group, Inc......................................        99,988
     4,600 First Security Corp....................................       125,350
     1,600 Firstmerit Corp........................................        44,900
     1,200 Golden West Financial Corp.............................       117,600
       200 H & R Block............................................        10,000
     5,432 Household International, Inc...........................       257,341
     2,900 J.P. Morgan & Co.......................................       407,450
     1,700 Legg Mason, Inc........................................        65,450
     2,700 Lehman Brothers Holdings, Inc..........................       168,075
    10,300 Morgan Stanley Dean Witter & Co........................     1,055,749
     2,800 Paine Webber Group, Inc................................       130,900
       500 PMI Group, Inc.........................................        31,406
     1,700 Protective Life Corp...................................        56,100
       700 Provident Financial Group..............................        30,625
     5,800 Regions Financial Corp.................................       222,938
     1,200 Wilmington Trust Corp..................................        68,850
                                                                    ------------
                                                                       9,307,853
                                                                    ------------
           Food -- Retail -- 0.05%
     3,800 Supervalu, Inc.........................................        97,612
       500 U.S. Foodservice*......................................        21,313
                                                                    ------------
                                                                         118,925
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Food Processing -- 0.41%
     7,800 Archer-Daniels-Midland Co..............................  $    120,413
     1,900 Bestfoods..............................................        94,050
     4,400 Conagra, Inc...........................................       117,150
       700 Dole Food Co., Inc.....................................        20,563
     5,100 H.J. Heinz Co..........................................       255,637
     1,000 Hormel Foods Corp......................................        40,250
     2,100 IBP, Inc...............................................        49,875
     2,100 Kellogg Co.............................................        69,300
     2,400 McCormick & Co., Inc...................................        75,750
       600 Wrigley (Wm) Jr. Co....................................        54,000
                                                                    ------------
                                                                         896,988
                                                                    ------------
           Footwear -- 0.02%
       700 Payless Shoesource, Inc.*..............................        37,450
       800 Reebok International, Ltd..............................        14,900
                                                                    ------------
                                                                          52,350
                                                                    ------------
           Holding Companies -- Diversified -- 0.09%
     4,800 Fortune Brands, Inc....................................       198,600
                                                                    ------------
           Home Products -- 0.05%
     1,100 International Flavors & Fragrance......................        48,813
     2,200 U.S.T., Inc............................................        64,350
                                                                    ------------
                                                                         113,163
                                                                    ------------
           Hotels & Lodging -- 0.03%
     3,200 Hilton Hotels Corp.....................................        45,400
     1,100 Host Marriott Corp.....................................        13,063
       300 MGM Grand, Inc.*.......................................        14,700
                                                                    ------------
                                                                          73,163
                                                                    ------------
           Household Products -- 0.08%
     1,200 Alberto-Culver Co., Class - B..........................        31,950
     1,400 Premark International, Inc.............................        52,500
     3,700 Tupperware Corp........................................        94,350
                                                                    ------------
                                                                         178,800
                                                                    ------------
           Insurance -- 2.40%
     3,500 Aetna, Inc.............................................       313,030
    16,100 Allstate Corp..........................................       577,587
     2,300 Ambac, Inc.............................................       131,388
     3,600 American General Corp..................................       271,350
    15,800 American International Group...........................     1,849,587
     4,050 AON Corp...............................................       167,063
     3,900 Chubb Corp.............................................       271,050
     3,300 Cigna Corp.............................................       293,700
     1,000 Everest Reinsurance Holdings...........................        32,625
     3,000 Jefferson Pilot Corp...................................       198,563
     5,500 Marsh & Mclennan Co....................................       415,249
     1,800 MBIA, Inc..............................................       116,550
     1,600 SAFECO Corp............................................        70,600
     5,000 St. Paul Co............................................       159,063

                                  Security                             Value
  Shares                         Description                         (Note 2)
  ------                         -----------                         --------
           Insurance (continued)
     3,600 Torchmark Corp........................................  $     122,850
       600 Transatlantic Holding.................................         44,963
     2,700 Travelers Property Casualty...........................        105,638
     1,500 Unitrin, Inc..........................................         61,500
                                                                   -------------
                                                                       5,202,356
                                                                   -------------
           Machinery & Engineering -- 0.27%
     1,700 Case Corp.............................................         81,813
       800 Cummins Engine Co., Inc...............................         45,700
     3,500 Deere & Co............................................        138,688
     4,000 Ingersoll Rand Co.....................................        258,499
     2,700 Thermo Electron Corp..................................         54,169
                                                                   -------------
                                                                         578,869
                                                                   -------------
           Manufacturing -- 0.01%
       900 Harsco Corp...........................................         28,800
                                                                   -------------
           Media -- 0.67%
     4,700 Media One Group, Inc.*................................        349,563
    11,100 Time Warner, Inc......................................        799,200
     6,700 Viacom, Inc., Class - B*..............................        294,800
                                                                   -------------
                                                                       1,443,563
                                                                   -------------
           Medical Products -- 0.10%
     1,300 Crane Co..............................................         40,869
     1,900 Eaton Corp............................................        174,800
                                                                   -------------
                                                                         215,669
                                                                   -------------
           Metals -- 0.14%
     3,900 Allegheny Teledyne, Inc...............................         88,238
     2,300 Nucor Corp............................................        109,106
     2,400 USX-U.S. Steel Group, Inc.............................         64,800
     2,100 Worthington Industries, Inc...........................         34,519
                                                                   -------------
                                                                         296,663
                                                                   -------------
           Oil & Gas -- 2.64%
     1,800 Ashland, Inc..........................................         72,225
     2,400 Baker Hughes, Inc.....................................         80,400
     3,800 Burlington Industries.................................        164,350
     4,300 Coastal Corp..........................................        172,000
     2,900 Consolidated Natural Gas Co...........................        176,175
       900 Dynegy, Inc...........................................         18,338
     4,600 Enron Corp............................................        376,050
     1,500 Enron Oil & Gas.......................................         30,375
    34,900 Exxon Corp............................................      2,691,662
     1,200 Kerr Mcgee Corp.......................................         60,225
    11,300 Mobil Corp............................................      1,118,700
       700 National Fuel Gas Co..................................         33,950
       900 Noble Affiliates, Inc.................................         25,369
     1,100 Noble Drilling Corp.*.................................         21,656
     2,600 Sonat, Inc............................................         86,125
     7,800 Texaco, Inc...........................................        487,500
       600 Tidewater, Inc........................................         18,300
     5,200 Union Pacific Resources Group.........................         84,825
                                                                   -------------
                                                                       5,718,225
                                                                   -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Paper Products -- 0.24%
     2,200 Champion International Co..............................  $    105,325
     1,700 Consolidated Papers, Inc...............................        45,475
     3,400 International Paper Co.................................       171,700
     1,500 Kimberly Clark Corp....................................        85,500
     2,600 Mead Corp..............................................       108,550
       500 St. Joe Corp...........................................        13,500
                                                                    ------------
                                                                         530,050
                                                                    ------------
           Personal Services -- 0.01%
       300 Sabre Group Holdings, Inc.*............................        20,625
                                                                    ------------
           Pharmaceuticals -- 0.62%
     6,700 Abbott Laboratories....................................       304,850
     3,900 American Home Products Corp............................       224,250
       500 Chiron Corp.*..........................................        10,375
     5,300 Columbia/HCA Healthcare Corp...........................       120,906
     2,200 Healthsouth Corp.*.....................................        32,863
       278 Lifepoint Hospitals, Inc.*.............................         3,736
       600 Omnicare, Inc..........................................         7,575
    11,200 Pharmacia & Upjohn, Inc................................       636,299
       278 Triad Hospitals, Inc.*.................................         3,753
                                                                    ------------
                                                                       1,344,607
                                                                    ------------
           Pollution Control -- 0.09%
     3,467 Waste Management, Inc..................................       186,351
                                                                    ------------
           Publishing & Printing -- 0.44%
     2,700 Belo (A.H.) Corp.......................................        53,156
       700 Central Newspapers, Inc................................        26,338
     2,100 Deluxe Corp............................................        81,769
     4,600 Gannett Co., Inc.......................................       328,324
       400 Harte-Hanks, Inc.......................................        10,850
     2,000 Knight-Ridder, Inc.....................................       109,875
     2,900 R.R. Donnelley & Sons Co...............................       107,481
     1,500 Tribune Co.............................................       130,688
       200 Washington Post Co.....................................       107,900
                                                                    ------------
                                                                         956,381
                                                                    ------------
           Railroads -- 0.13%
     1,000 Trinity Industries, Inc................................        33,500
     4,100 Union Pacific Corp.....................................       239,081
                                                                    ------------
                                                                         272,581
                                                                    ------------
           Raw Materials -- 0.49%
     5,400 Alcoa, Inc.............................................       334,125
     7,400 Du Pont (E.I) De Nemours...............................       505,513
     1,700 Hercules, Inc..........................................        66,831
     3,100 Praxair, Inc...........................................       151,706
                                                                    ------------
                                                                       1,058,175
                                                                    ------------
           Recreation -- 0.05%
     2,400 Brunswick Corp.........................................        66,900
     3,400 Callaway Golf Co.......................................        49,725
                                                                    ------------
                                                                         116,625
                                                                    ------------

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Restaurants -- 0.19%
     1,300 Brinker International, Inc.*...........................  $     35,344
     7,700 McDonald's Corp........................................       318,106
     2,100 Wendy's International, Inc.............................        59,456
                                                                    ------------
                                                                         412,906
                                                                    ------------
           Retail -- 0.69%
     4,600 Albertson's, Inc.......................................       237,188
     3,800 BJ's Wholesale Club, Inc.*.............................       114,238
     2,100 Dillards, Inc., Class - A..............................        73,763
     5,900 Federated Department Stores, Inc.*.....................       312,331
       800 Hannaford Brothers Co..................................        42,800
     1,200 Harcourt General, Inc..................................        61,875
     8,350 May Department Stores, Inc.............................       341,305
     1,650 Office Depot, Inc.*....................................        36,403
     5,200 Sears Roebuck & Co.....................................       231,725
     1,400 Warnaco Group, Inc.....................................        37,450
                                                                    ------------
                                                                       1,489,078
                                                                    ------------
           Retail -- Specialty -- 0.01%
       200 Tiffany & Co...........................................        19,300
                                                                    ------------
           Security Systems -- 0.01%
       500 Pittston Brink's Group.................................        13,375
                                                                    ------------
           Telecommunications -- 5.12%
     5,600 Alltel Corp............................................       400,400
    17,000 Ameritech Corp.........................................     1,249,500
    47,436 AT&T Corp..............................................     2,647,521
    21,762 Bell Atlantic Corp.....................................     1,422,690
    10,700 BellSouth Corp.........................................       501,563
    13,000 GTE Corp...............................................       983,938
    20,400 MCI WorldCom, Inc.*....................................     1,759,499
       400 Panamsat Corp.*........................................        15,575
       600 Qualcomm, Inc.*........................................        86,100
    24,416 SBC Communications, Inc................................     1,416,128
       900 Scientific-Atlanta, Inc................................        32,400
     9,800 Sprint Corp............................................       517,563
       700 Telephone And Data Systems, Inc........................        51,144
       300 U.S. Cellular Corp.*...................................        16,050
                                                                    ------------
                                                                      11,100,071
                                                                    ------------
           Transportation -- 0.18%
    11,500 Burlington Northern Santa Fe Corp......................       356,500
       800 CNF Transportation, Inc................................        30,700
                                                                    ------------
                                                                         387,200
                                                                    ------------
           Utilities -- 2.60%
     3,000 Allegheny Energy, Inc..................................        96,188
     3,400 Ameren Corp............................................       130,475
     3,200 American Electric Power, Inc...........................       120,200
     1,800 American Water Works Co................................        55,350
     1,200 BEC Energy.............................................        49,500
     3,800 Carolina Power And Light Co............................       162,688
     5,800 Central & South West Corp..............................       135,575
     3,900 Cinergy Corp...........................................       124,800


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                            Value
  Shares                         Description                         (Note 2)
  ------                         -----------                         --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Utilities (continued)
     6,500 Citizens Utilities Co.................................  $     72,313
     2,600 CMS Energy Corp.......................................       108,875
     2,700 Conectiv, Inc.........................................        65,981
     4,100 Consolidated Edison, Inc..............................       185,525
     3,400 Detroit Edison Co.....................................       136,000
     4,100 DPL, Inc..............................................        75,338
     2,100 DQE, Inc..............................................        84,263
    10,200 Duke Power Co., Inc...................................       554,624
     9,800 Edison International..................................       262,149
     1,900 El Paso Energy Corp...................................        66,856
     6,300 Entergy Corp..........................................       196,875
     6,300 FirstEnergy Corp......................................       195,300
     4,100 Florida Power & Light, Inc............................       223,962
     2,400 Florida Progress Corp.................................        99,150
     3,600 General Public Utilities Corp.........................       151,875
     2,600 ITT Industries, Inc...................................        99,125
     1,900 Kansas City Power & Light Co..........................        48,450
     3,700 LG&E Energy Corp......................................        77,700
     1,500 MCN Corp..............................................        31,594
     1,500 New England Electric System...........................        75,188
     1,800 Northern States Power Co..............................        43,538
     7,600 PacifiCorp............................................       139,650
     6,100 PG&E Corp.............................................       198,250
     2,200 Pinnacle West Capital.................................        88,550
     2,900 Potomac Electric Power Co.............................        85,369
     6,000 Public Service Ent. Group.............................       245,249
    18,700 Southern Co...........................................       495,549
     3,700 Teco Energy, Inc......................................        84,175
     3,830 Texas Utilities Co....................................       157,988
     3,100 U.S. Industries, Inc..................................        52,700
     2,050 Utilicorp United, Inc.................................        49,841
     5,800 Williams Cos., Inc....................................       246,862
     2,700 Wisconsin Energy Corp.................................        67,669
                                                                   ------------
                                                                      5,641,309
                                                                   ------------
           Total -- Geewax, Terker & Co. (cost $61,099,155)......    70,781,295
                                                                   ------------
           Institutional Capital Corp. -- 63.11%
           Airlines & Services -- 1.45%
    25,350 AMR Corp..............................................     1,730,138
    43,600 Northwest Airlines Corp.*.............................     1,417,000
                                                                   ------------
                                                                      3,147,138
                                                                   ------------
           Auto Parts -- 1.88%
    43,700 Dana Corp.............................................     2,012,931
    37,700 TRW, Inc..............................................     2,068,788
                                                                   ------------
                                                                      4,081,719
                                                                   ------------

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Automobile Production -- 2.54%
    14,700 Ford Motor Co........................................  $    829,631
    71,000 General Motors Corp..................................     4,686,000
                                                                  ------------
                                                                     5,515,631
                                                                  ------------
           Banking -- 3.60%
    72,700 BankAmerica Corp.....................................     5,329,819
    72,700 U.S. Bancorp.........................................     2,471,800
                                                                  ------------
                                                                     7,801,619
                                                                  ------------
           Chemicals -- 4.99%
    72,400 Akzo Nobel NV - ADR..................................     3,067,950
   106,900 Hoechst AG - ADR.....................................     4,917,399
    71,800 Monsanto Co..........................................     2,831,613
                                                                  ------------
                                                                    10,816,962
                                                                  ------------
           Computer Software & Services -- 0.87%
    34,300 Computer Associates International, Inc...............     1,886,500
                                                                  ------------
           Computer Systems -- 1.44%
    24,200 International Business Machines Corp.................     3,127,850
                                                                  ------------
           Conglomerates -- 1.27%
    29,150 Tyco International Ltd...............................     2,761,963
                                                                  ------------
           Electronic Components & Instruments -- 2.65%
    56,956 Koninklijke Philips Electric.........................     5,745,437
                                                                  ------------
           Entertainment  -- 3.34%
   176,100 News Corp. Ltd. - ADR................................     5,558,156
    38,500 Royal Caribbean Cruises Ltd..........................     1,684,375
                                                                  ------------
                                                                     7,242,531
                                                                  ------------
           Environmental Services -- 2.34%
    94,550 Waste Management, Inc................................     5,082,063
                                                                  ------------
           Financial Services -- 3.95%
   100,500 Citigroup, Inc.......................................     4,773,749
    80,300 Household International, Inc.........................     3,804,213
                                                                  ------------
                                                                     8,577,962
                                                                  ------------
           Food Processing -- 1.10%
    48,300 Bestfoods............................................     2,390,850
                                                                  ------------
           Health Care -- 0.55%
    63,725 Tenet Healthcare Corp.*..............................     1,182,895
                                                                  ------------
           Insurance -- 2.09%
    24,850 Cigna Corp...........................................     2,211,650
    39,850 Hartford Financial Services Group, Inc...............     2,323,753
                                                                  ------------
                                                                     4,535,403
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999


                                 Security                          Value
  Shares                       Description                        (Note 2)
  ------                       -----------                        --------
           Common Stocks (continued)
           Institutional Capital Corp. (continued)
           Medical Equipment & Supplies -- 1.72%
    61,700 Baxter International, Inc..........................  $  3,740,563
                                                                ------------
           Office Equipment -- 1.86%
    68,400 Xerox Corp.........................................     4,039,875
                                                                ------------
           Oil & Gas -- 1.38%
    40,740 Elf Aquitane Group - ADR...........................     2,996,936
                                                                ------------
           Paper Products -- 3.07%
    51,400 Fort James Corp....................................     1,946,775
    43,250 Kimberly-Clark Corp................................     2,465,250
    71,400 UPM-Kymmene Oyj - ADR..............................     2,244,638
                                                                ------------
                                                                   6,656,663
           Pharmaceuticals -- 1.88%
    57,750 Bristol-Myers Squibb Co............................     4,067,766
                                                                ------------
           Publishing & Printing -- 2.52%
    65,850 Dun & Bradstreet Corp..............................     2,333,559
    44,000 Gannett Co., Inc...................................     3,140,500
                                                                ------------
                                                                   5,474,059
                                                                ------------
           REITS -- 0.98%
   179,050 Host Marriott Corp.*...............................     2,126,219
                                                                ------------
           Retail -- 3.46%
    61,950 Dayton Hudson Corp.................................     4,026,750
    65,850 Federated Department Stores, Inc.*.................     3,485,934
                                                                ------------
                                                                   7,512,684
                                                                ------------
           Telecommunications -- 9.84%
    30,150 Ameritech Corp.....................................     2,216,025
    65,061 AT&T Corp..........................................     3,631,216
    88,302 Bell Atlantic Corp.................................     5,772,742
    41,350 General Motors Corp., Class - H....................     2,325,938
    29,566 Motorola, Inc......................................     2,801,379
    34,150 Nortel Networks Corp...............................     2,964,647
    27,500 U S West, Inc......................................     1,615,625
                                                                ------------
                                                                  21,327,572
                                                                ------------
           Tobacco -- 2.34%
   126,100 Philip Morris Companies, Inc.......................     5,067,644
                                                                ------------
           Total -- Institutional Capital Corp. (cost
            $119,156,002).....................................   136,906,504
                                                                ------------
           Total -- Common Stocks (cost $180,255,157).........   207,687,799
                                                                ------------
           Depositary Receipts -- 1.78%
           Geewax, Terker & Co. -- 1.78%
    28,200 S&P 500 Depositary Receipt.........................     3,861,197
                                                                ------------
           Total Depositary Receipts (cost $3,792,216)........     3,861,197
                                                                ------------

 Principal
   Amount                         Security                           Value
 or Shares                      Description                         (Note 2)
 ---------                      -----------                         --------
            Repurchase Agreements -- 1.00%
            Geewax, Terker & Co. -- 1.00%
            Cash & Equivalents -- 1.00%
 $2,167,354 Bankers Trust Co., Repurchase Agreement, dated
             6/30/99, due 7/1/99 at 4.20% with a maturity value
             of $2,167,603 (Collateralized by $1,823,000 U.S.
             Treasury bonds 8.125%, 5/15/21; market value
             $2,238,872).......................................   $  2,167,354
                                                                  ------------
            Total Repurchase Agreements (cost $2,167,354)......      2,167,354
                                                                  ------------
            Short-Term Investments -- 3.11%
            Institutional Capital Corp. -- 3.11%
            Cash & Equivalents -- 0.12%
    249,662 Bankers Trust Cash Sweep...........................        249,662
                                                                  ------------
            Commercial Paper -- 2.99%
  6,500,000 Wal-Mart Stores, Inc., 5.25%, 7/2/99...............      6,500,000
                                                                  ------------
            Total -- Short-Term Investments (cost $6,749,662)..      6,749,662
                                                                  ------------
            Total Investments (cost $192,964,389) (a) --
              101.63%..........................................    220,466,012
            Liabilities in Excess of Other Assets -- (1.63)%...     (3,525,961)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $216,940,051
                                                                  ============

--------
*   Non-income producing securities.

ADR -- American Depository Receipt

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $530,899. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

 Unrealized appreciation..........................................  $30,728,890
 Unrealized depreciation..........................................   (3,758,166)
                                                                    -----------
 Net unrealized appreciation......................................  $26,970,724
                                                                    ===========


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments -- June 30, 1999

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common Stocks -- 98.37%
           Jennison Associates LLP -- 66.31%
           Aerospace/Defense -- 0.67%
    28,100 AlliedSignal, Inc....................................  $  1,770,300
                                                                  ------------
           Banking -- 4.21%
    66,300 Chase Manhattan Corp.................................     5,743,237
   113,625 Citigroup, Inc.......................................     5,397,188
                                                                  ------------
                                                                    11,140,425
                                                                  ------------
           Computer Hardware -- 2.42%
    69,600 Dell Computer Corp.*.................................     2,575,200
    49,000 EMC Corp.*...........................................     2,695,000
    16,500 Sun Microsystems, Inc................................     1,136,438
                                                                  ------------
                                                                     6,406,638
                                                                  ------------
           Computer Software -- 4.16%
    20,300 Intuit, Inc.*........................................     1,829,538
    82,900 Microsoft Corp.*.....................................     7,476,543
    51,700 Rational Software Corp.*.............................     1,702,869
                                                                  ------------
                                                                    11,008,950
                                                                  ------------
           Computer Systems/Peripherals -- 3.75%
    32,400 Hewlett Packard Co...................................     3,256,200
    43,400 International Business Machines Corp.................     5,609,450
    29,250 Symbol Technologies, Inc.............................     1,078,594
                                                                  ------------
                                                                     9,944,244
                                                                  ------------
           Cosmetics -- 0.61%
    32,000 Estee Lauder Companies, Inc. -Class A................     1,604,000
                                                                  ------------
           Electronic Equipment -- 2.78%
    49,700 General Electric Co..................................     5,616,100
    26,090 Lucent Technologies, Inc.............................     1,759,444
                                                                  ------------
                                                                     7,375,544
                                                                  ------------
           Financial Services -- 3.91%
     8,100 Associates First Capital Corp........................       358,931
    20,400 Goldman Sachs Group, Inc.*...........................     1,473,900
    93,387 MBNA Corp............................................     2,859,977
    36,150 Morgan Stanley Dean Witter & Co......................     3,705,375
    17,750 Schwab (Charles) Corp................................     1,950,281
                                                                  ------------
                                                                    10,348,464
                                                                  ------------
           Insurance -- 2.17%
    48,700 Ace Ltd..............................................     1,375,775
    37,400 American International Group, Inc....................     4,378,138
                                                                  ------------
                                                                     5,753,913
                                                                  ------------
           Media -- 5.25%
    48,800 AT&T - Liberty Media Group*..........................     1,793,400
   134,700 CBS Corp.*...........................................     5,851,031
    47,200 Clear Channel Communications, Inc.*..................     3,253,850
    45,600 Univision Communications, Inc.*......................     3,009,600
                                                                  ------------
                                                                    13,907,881
                                                                  ------------

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Networking -- 2.67%
   109,550 Cisco Systems, Inc.*.................................  $  7,059,128
                                                                  ------------
           Pharmaceuticals -- 7.50%
    66,700 American Home Products Corp..........................     3,835,249
    37,300 Bristol-Myers Squibb Co..............................     2,627,319
    21,700 Eli Lilly & Co.......................................     1,554,263
     1,700 Glaxo Welcome PLC....................................        99,344
    39,500 Merck & Co., Inc.....................................     2,923,000
    16,500 Pfizer, Inc..........................................     1,810,875
    65,500 Schering-Plough Corp.................................     3,471,500
    51,000 Warner Lambert Co....................................     3,538,125
                                                                  ------------
                                                                    19,859,675
                                                                  ------------
           Photography/Imaging Technology -- 1.16%
    52,100 Xerox Corp...........................................     3,077,156
                                                                  ------------
           Publishing -- 1.27%
    42,000 Omnicom Group, Inc...................................     3,360,000
                                                                  ------------
           Restaurants -- 1.27%
    81,200 McDonald's Corp......................................     3,354,575
                                                                  ------------
           Retail -- 7.11%
    39,300 CVS Corp.............................................     2,009,213
    74,250 Gap, Inc.............................................     3,740,344
    75,500 Home Depot, Inc......................................     4,865,031
    50,300 Kohl's Corp.*........................................     3,882,531
    73,600 Staples, Inc.*.......................................     2,277,000
    42,700 Wal-Mart Stores, Inc.................................     2,060,275
                                                                  ------------
                                                                    18,834,394
                                                                  ------------
           Semiconductors -- 6.04%
    53,500 Applied Materials, Inc.*.............................     3,952,313
    56,600 Intel Corp...........................................     3,367,700
    36,500 KLA Tencor Corp.*....................................     2,367,938
    43,500 Texas Instruments, Inc...............................     6,307,499
                                                                  ------------
                                                                    15,995,450
                                                                  ------------
           Telecommunications -- 9.36%
    25,500 Allegiance Telecom, Inc.*............................     1,399,313
    18,700 America Online, Inc.*................................     2,066,350
    14,500 EQUANT N.V.*.........................................     1,364,813
    90,800 MCI WorldCom, Inc.*..................................     7,831,499
    11,500 Motorola, Inc........................................     1,089,625
     9,000 Nextlink Communications*.............................       669,375
    30,600 Nokia Corp. - ADR....................................     2,801,812
    79,400 Qwest Communications International*..................     2,625,162
    35,000 Tellabs, Inc.*.......................................     2,364,688
    13,250 Vodafone AirTouch PLC - ADR..........................     2,610,250
                                                                  ------------
                                                                    24,822,887
                                                                  ------------
           Total -- Jennison Associates LLP (cost
            $113,479,114).......................................   175,623,624
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Goldman Sachs Asset Management -- 32.06%
           Apparel -- 0.03%
     1,300 Nike, Inc. - Class B...................................  $     82,388
                                                                    ------------
           Automotive -- 0.38%
    20,300 Navistar International Corp.*..........................     1,015,000
                                                                    ------------
           Banking -- 0.00%
         1 BankAmerica Corp.......................................            73
                                                                    ------------
           Chemicals -- 0.37%
     7,800 Dow Chemical Co........................................       989,625
                                                                    ------------
           Clothing -- 0.05%
     3,200 Ann Taylor Stores Corp.*...............................       144,000
                                                                    ------------
           Commercial Services -- 0.09%
     6,600 Marriott International, Inc. - Class A.................       246,675
                                                                    ------------
           Computer Hardware -- 3.33%
    41,600 Cisco Systems, Inc.....................................     2,680,599
     7,300 Dell Computer Corp.....................................       270,100
    13,000 EMC Corp...............................................       715,000
     7,000 International Business Machines Corp...................       904,750
     8,200 Lexmark International Group, Inc.*.....................       541,713
    33,400 Seagate Technology, Inc.*..............................       855,875
    15,200 Sun Microsystems, Inc.*................................     1,046,900
    19,300 Tech Data Corp.*.......................................       738,225
     4,300 Unisys Corp.*..........................................       167,431
    14,800 Xerox Corp.............................................       874,125
                                                                    ------------
                                                                       8,794,718
                                                                    ------------
           Computer Services -- 0.76%
    14,200 American Online, Inc...................................     1,569,100
     1,900 At Home Corp.*.........................................       102,481
     2,000 Automatic Data Processing..............................        88,000
     3,700 Computer Sciences Corp.*...............................       255,994
                                                                    ------------
                                                                       2,015,575
                                                                    ------------
           Computer Software -- 2.95%
     5,100 Adobe Systems, Inc.....................................       418,997
     8,000 Intuit, Inc............................................       721,000
    51,200 Microsoft Corp.*.......................................     4,617,599
    14,300 Novell, Inc.*..........................................       378,950
    25,200 Siebel Systems, Inc.*..................................     1,672,650
                                                                    ------------
                                                                       7,809,196
                                                                    ------------
           Department Stores -- 0.33%
    13,500 Dayton-Hudson Corp.....................................       877,500
                                                                    ------------
           Drugs -- 3.79%
    10,400 American Home Products Corp............................       598,000
    43,000 Bristol-Myers Squibb Co................................     3,028,812
     5,300 Cardinal Health, Inc...................................       339,863
    31,000 Merck & Co., Inc.......................................     2,293,999

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Drugs (continued)
    17,000 Pfizer, Inc............................................  $  1,865,750
    29,400 Schering-Plough Corp...................................     1,558,200
     4,700 Warner Lambert Co......................................       326,063
                                                                    ------------
                                                                      10,010,687
                                                                    ------------
           Electric Utility -- 0.06%
     3,100 Calpine Corp.*.........................................       167,400
                                                                    ------------
           Electronic Equipment -- 1.26%
    19,400 General Motors Corp. - Class H*........................     1,091,250
     1,200 Johnson Controls, Inc..................................        83,175
    32,000 Lucent Technologies Corp...............................     2,158,000
                                                                    ------------
                                                                       3,332,425
                                                                    ------------
           Entertainment -- 0.04%
     2,300 Carnival Corp..........................................       111,550
                                                                    ------------
           Environmental Services -- 0.07%
     4,100 Browning-Ferris Industries, Inc........................       176,300
                                                                    ------------
           Financial Services -- 3.02%
    35,000 General Electric Co....................................     3,954,999
    13,950 Providian Financial Corp...............................     1,304,325
    24,900 Schwab (Charles) Corp..................................     2,735,888
                                                                    ------------
                                                                       7,995,212
                                                                    ------------
           Food & Beverages -- 1.55%
     3,100 Anheuser Busch Cos., Inc...............................       219,906
    18,900 Coca Cola Co...........................................     1,181,251
     9,400 IBP, Inc...............................................       223,250
    20,900 Nabisco Group Holdings Corp............................       408,856
     4,100 Nabisco Holdings Corp. - Class A.......................       177,325
    22,300 Pepsico, Inc...........................................       862,731
     4,700 Seagram Co., Ltd.......................................       236,763
     1,800 U.S. Foodservice*......................................        76,725
    10,267 Unilever N.V...........................................       716,123
                                                                    ------------
                                                                       4,102,930
                                                                    ------------
           Forest Products & Papers -- 0.09%
     4,000 Avery-Dennison Corp....................................       241,500
                                                                    ------------
           Grocery -- 0.62%
     1,600 Albertson's, Inc.......................................        82,500
    13,800 Kroger Co.*............................................       385,538
    23,700 Safeway, Inc.*.........................................     1,173,150
                                                                    ------------
                                                                       1,641,188
                                                                    ------------
           Health Care -- 1.18%
     4,400 Allergan, Inc..........................................       488,400
    42,200 Amgen, Inc.*...........................................     2,568,925
     3,200 Lincare Holdings, Inc.*................................        80,000
                                                                    ------------
                                                                       3,137,325
                                                                    ------------
           Heavy Machinery -- 0.09%
     4,100 Caterpillar, Inc.......................................       246,000
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999


                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Goldman Sachs Asset Management (continued)
           Household Products -- 0.96%
     2,100 Clorox Co..............................................  $    224,306
     2,300 Fortune Brands, Inc....................................        95,163
     7,400 Premark International, Inc.............................       277,500
    21,800 Procter & Gamble Co....................................     1,945,650
                                                                    ------------
                                                                       2,542,619
                                                                    ------------
           Industrial Parts -- 0.44%
     8,700 Danaher Corp...........................................       505,688
     9,200 United Technologies Corp...............................       659,525
                                                                    ------------
                                                                       1,165,213
                                                                    ------------
           Industrial Services -- 1.06%
    45,400 Hertz Corp.............................................     2,814,800
                                                                    ------------
           Information Services -- 0.19%
    15,200 Ceridian Corp.*........................................       496,850
                                                                    ------------
           Media -- 0.26%
     1,200 Time Warner, Inc.......................................        86,400
    13,600 Viacom Inc., Class B*..................................       598,400
                                                                    ------------
                                                                         684,800
                                                                    ------------
           Medical Products -- 1.04%
    20,900 Johnson & Johnson......................................     2,048,200
     7,400 Tyco International Ltd.................................       701,150
                                                                    ------------
                                                                       2,749,350
                                                                    ------------
           Medical Providers -- 0.30%
    10,100 Columbia/HCA Healthcare Corp...........................       230,406
     6,600 Wellpoint Health Networks*.............................       560,175
                                                                    ------------
                                                                         790,581
                                                                    ------------
           Oil & Gas -- 0.18%
     2,300 El Paso Energy Corp....................................        80,931
     5,200 Exxon Corp.............................................       401,050
                                                                    ------------
                                                                         481,981
                                                                    ------------
           Oil Services -- 0.11%
     4,600 Schlumberger Ltd.......................................       292,963
                                                                    ------------
           Photography -- 0.89%
    34,900 Eastman Kodak Co.......................................     2,364,475
                                                                    ------------
           Property Insurance -- 0.44%
     4,900 American International Group...........................       573,606
    15,400 Travelers Property Casualty Corp.......................       602,525
                                                                    ------------
                                                                       1,176,131
                                                                    ------------
           Restaurants -- 0.13%
     6,500 TRICON Global Restaurants, Inc.*.......................       351,813
                                                                    ------------
           Retail -- Specialty -- 1.94%
    16,400 Best Buy Co., Inc.*....................................     1,107,000
     2,100 Circuit City Stores, Inc...............................       195,300
    10,000 CVS Corp...............................................       511,250

 Principal
  Amount                          Security                           Value
 or Shares                      Description                         (Note 2)
 ---------                      -----------                         --------
           Retail -- Specialty (continued)
    19,300 Home Depot, Inc......................................  $  1,243,644
     8,800 Lowe's Cos., Inc.....................................       498,850
     1,500 Tiffany & Co.........................................       144,750
    29,600 Wal-Mart Stores, Inc.................................     1,428,200
                                                                  ------------
                                                                     5,128,994
                                                                  ------------
           Semiconductors -- 1.23%
    54,600 Intel Corp...........................................     3,248,700
                                                                  ------------
           Telecommunications -- 2.36%
    15,900 AT&T Corp............................................       887,419
     3,200 BCE, Inc.............................................       157,800
     1,900 BellSouth Corp.......................................        89,063
     8,200 General Instrument Corp.*............................       348,500
    22,900 MCI Worldcom, Inc....................................     1,975,124
     6,200 QUALCOMM, Inc.*......................................       889,699
    18,000 Qwest Communications International, Inc.*............       595,125
    11,400 SBC Communications, Inc..............................       661,200
     4,200 Sprint Corp..........................................       221,813
     3,800 Telephone & Data Systems, Inc........................       277,638
       750 Vodafone AirTouch PLC - ADR..........................       147,750
                                                                  ------------
                                                                     6,251,131
                                                                  ------------
           Tobacco -- 0.38%
    25,300 Philip Morris, Inc...................................     1,016,744
                                                                  ------------
           Toys -- 0.03%
     3,000 Hasbro, Inc..........................................        83,813
                                                                  ------------
           Transport -- Air Freight -- 0.06%
     2,800 FDX Corp.*...........................................       151,900
                                                                  ------------
           Total -- Goldman Sachs Asset Management (cost
            $60,529,856)........................................    84,930,125
                                                                  ------------
           Total -- Common Stocks (cost $174,008,970)...........   260,553,749
                                                                  ------------
           U.S. Treasury Bills -- 0.07%
           Goldman Sachs Asset Management -- 0.07%
 $ 200,000 United States Treasury Bills, 4.77%, 12/9/99 (b).....       195,742
                                                                  ------------
           Total U.S. Treasury Bills (cost $195,732)............       195,742
                                                                  ------------
           Short-Term Investments -- 2.77%
           Cash & Equivalents -- 0.09%
           Jennison Associates LLP -- 0.08%
   215,184 Bankers Trust Cash Sweep.............................       215,184
                                                                  ------------
           Goldman Sachs Asset Management -- 0.01%
    14,470 Bankers Trust Cash Sweep.............................        14,470
                                                                  ------------
                                                                       229,654
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                        Security                           Value
   Amount                       Description                         (Note 2)
 ---------                      -----------                         --------
            Commercial Paper -- 0.55%
            Jennison Associates LLP -- 0.55%
 $1,453,000 Ford Motor Co., 5.01%, 7/1/99......................   $  1,453,000
                                                                  ------------
            Time Deposit -- 2.13%
            Goldman Sachs Asset Management -- 2.13%
  5,646,000 Bankers Trust Co., 5.25%, 7/1/99...................      5,646,000
                                                                  ------------
            Total -- Short-Term Investments (cost $7,328,654)..      7,328,654
                                                                  ------------
            Total Investments (cost $181,533,356) (a) --
              101.21%..........................................    268,078,145
            Liabilities in Excess of Other Assets -- (1.21)%...     (3,201,140)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $264,877,005
                                                                  ============

--------
*  Non-income producing securities.

ADR -- American Depository Receipt

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $520,595. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

 Unrealized appreciation..........................................  $89,536,217
 Unrealized depreciation..........................................   (3,465,263)
                                                                    -----------
 Net unrealized appreciation......................................  $86,070,954
                                                                    ===========

(b) Principal amount of securities pledged as collateral for open future contracts.


FUTURES

                                                 Number of   Market   Unrealized
                                                 Contracts   Value       Gain
                                                 --------- ---------- ----------
Goldman Sachs Asset Management
Long S&P 500 Futures--September 1999............      6    $2,072,550  $46,760

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks -- 95.48%
           Frontier Capital Management Co. -- 52.72%
           Aerospace -- 0.48%
    42,900 Orbital Sciences Corp.*...............................   $  1,013,513
                                                                    ------------
           Agriculture -- 0.49%
    68,800 Seminis, Inc., Class - A..............................      1,032,000
                                                                    ------------
           Building Materials &
            Components -- 1.02%
    26,200 Cameron Ashley Building Products*.....................        273,463
    43,000 Elcor Corp............................................      1,878,562
                                                                    ------------
                                                                       2,152,025
                                                                    ------------
           Business Equipment & Services -- 0.33%
    13,700 Black Box Corp.*......................................        686,713
                                                                    ------------
           Chemicals -- 0.43%
    90,300 Hexcel Corp...........................................        914,288
                                                                    ------------
           Commercial Services -- 2.57%
    26,200 Bright Horizons Family Solutions, Inc.*...............        494,525
    49,400 Central Sprinkler Corp.*..............................      1,392,463
    70,400 Global Vacation Group, Inc.*..........................        316,800
    56,200 NOVA Corp.............................................      1,404,999
    47,100 Paxar Corp.*..........................................        423,900
    31,200 Quanta Services, Inc.*................................      1,372,800
                                                                    ------------
                                                                       5,405,487
                                                                    ------------
           Computer Equipment -- 4.88%
    30,000 Analog Devices, Inc.*.................................      1,505,624
    45,400 Artesyn Technologies, Inc.*...........................      1,007,313
    84,300 Box Hill Systems Corp.*...............................        495,263
    58,300 Data General Corp.*...................................        848,994
   106,500 In Focus Systems, Inc.*...............................      1,597,499
   124,100 ISG International Software Group Ltd.*................      1,171,194
    34,900 Sandisk Corp.*........................................      1,570,499
    23,568 Seagate Technology, Inc.*.............................        603,930
    26,300 Silicon Graphics, Inc.*...............................        430,663
    19,100 Synopsys, Inc.*.......................................      1,054,081
                                                                    ------------
                                                                      10,285,060
                                                                    ------------
           Computer Software -- 3.02%
   112,360 3DFX Interactive, Inc.*...............................      1,755,624
   121,000 Ansoft Corp.*.........................................        983,124
    67,300 Ansys, Inc.*..........................................        668,794
    32,300 Ardent Software, Inc.*................................        686,375
   110,000 Information Resources, Inc.*..........................        962,500
    26,100 Pathways Group, Inc.*.................................        172,913
    24,200 Project Software Corp.*...............................        756,250
    34,100 Sybase, Inc.*.........................................        375,100
                                                                    ------------
                                                                       6,360,680
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Drugs & Pharmaceuticals -- 2.34%
    36,520 Bergen Brunswig Corp..................................   $    629,970
    56,300 Copley Pharmaceuticals, Inc.*.........................        577,075
    89,700 DUSA Pharmaceuticals, Inc.*...........................      1,037,156
    32,800 GelTex Pharmaceuticals, Inc.*.........................        590,400
    69,800 Guilford Pharmaceuticals, Inc.*.......................        889,950
    28,700 ICN Pharmaceuticals, Inc..............................        923,781
     9,800 Pharmacyclics, Inc....................................        274,400
                                                                    ------------
                                                                       4,922,732
                                                                    ------------
           Electrical & Electronics -- 5.82%
    48,900 Aavid Thermal Technologies, Inc.*.....................      1,106,363
    33,600 Applied Science & Technology, Inc.*...................        756,000
    26,300 Arrow Electronics, Inc.*..............................        499,700
    19,300 Benchmark Electronics, Inc.*..........................        693,594
    91,700 Cypress Semiconductor Corp.*..........................      1,513,050
    27,700 Galileo Technology Ltd.*..............................      1,255,156
    13,000 Harman International Industries, Inc..................        572,000
    58,400 LoJack Corp.*.........................................        489,100
    40,100 LSI Logic Corp.*......................................      1,849,612
    22,200 Micron Technology, Inc.*..............................        894,938
   203,400 Trimble Navigation Ltd.*..............................      2,618,774
                                                                    ------------
                                                                      12,248,287
                                                                    ------------
           Electronic Components &
            Instruments -- 4.75%
    49,300 Atmel Corp.*..........................................      1,291,044
    77,500 Checkpoint Systems, Inc.*.............................        692,656
    25,800 Exar Corp.*...........................................        638,550
    37,100 Itron, Inc.*..........................................        317,669
    15,600 Lam Research Corp.*...................................        728,325
    14,400 Lattice Semiconductor Corp.*..........................        896,400
   137,000 Mentor Graphics Corp.*................................      1,755,312
    78,800 Protein Design Labs, Inc.*............................      1,748,374
    19,500 Sawtek, Inc.*.........................................        894,563
    16,300 SBS Technologies, Inc.*...............................        330,075
    34,700 SIPEX Corp.*..........................................        711,350
                                                                    ------------
                                                                      10,004,318
                                                                    ------------
           Electronic Equipment -- 0.82%
    14,900 MMC Networks, Inc.*...................................        666,775
    36,900 Newbridge Networks Corp.*.............................      1,060,875
                                                                    ------------
                                                                       1,727,650
                                                                    ------------
           Energy -- 0.79%
   111,800 American Superconductor Corp.*........................      1,670,013
                                                                    ------------
           Engineering & Construction --1.17%
    51,800 Insituform Technologies, Class - A*...................      1,120,174
    37,900 Layne Christensen Co.*................................        241,613
    41,100 Stone & Webster, Inc..................................      1,094,288
                                                                    ------------
                                                                       2,456,075
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Frontier Capital Management Co. (continued)
           Footwear -- 0.18%
    27,400 Wolverine World Wide, Inc.............................   $    383,600
                                                                    ------------
           Forest Products & Papers -- 1.10%
    28,822 Albany International Corp.,
            Class - A............................................        598,057
    42,000 Louisiana-Pacific Corp................................        997,499
    35,000 Smurfit-Stone Container Corp.*........................        719,688
                                                                    ------------
                                                                       2,315,244
                                                                    ------------
           Health Care -- 0.74%
    57,700 Centennial HealthCare Corp.*..........................        304,728
    23,400 MedPartners, Inc.*....................................        251,550
   102,200 Mid Atlantic Medical Services, Inc.*..................      1,009,225
                                                                    ------------
                                                                       1,565,503
                                                                    ------------
           Hospital Management &
            Services -- 0.82%
    63,294 US Oncology, Inc.*....................................        759,528
    59,800 Visible Genetics, Inc.*...............................        964,275
                                                                    ------------
                                                                       1,723,803
                                                                    ------------
           Insurance -- 0.45%
    42,000 HCC Insurance Holdings, Inc...........................        952,875
                                                                    ------------
           Leisure & Tourism -- 0.50%
    69,200 American Coin Merchandising*..........................        449,800
    33,200 International Game Technology.........................        614,200
                                                                    ------------
                                                                       1,064,000
                                                                    ------------
           Machinery & Engineering -- 0.29%
    41,600 Brown & Sharpe Manufacturing Co.*.....................        226,200
    22,900 Howmet International, Inc.*...........................        393,594
                                                                    ------------
                                                                         619,794
                                                                    ------------
           Medical--Biotechnology -- 0.85%
   102,300 Celgene Corp.*........................................      1,796,644
                                                                    ------------
           Medical Supplies -- 2.02%
    63,700 Advanced Polymer Systems, Inc.*.......................        445,900
    85,000 Endocardial Solutions, Inc.*..........................        802,187
    23,500 EndoSonics Corp.*.....................................        164,500
    38,700 Haemonetics Corp.*....................................        776,419
    23,500 Mentor Corp...........................................        437,688
    49,800 Merit Medical Systems, Inc.*..........................        248,222
    15,300 STERIS Corp.*.........................................        296,438
    13,800 VISX, Inc.*...........................................      1,092,787
                                                                    ------------
                                                                       4,264,141
                                                                    ------------
           Metals -- 1.02%
   226,100 Armco, Inc.*..........................................      1,497,912
    38,700 Northwest Pipe Co.*...................................        643,388
                                                                    ------------
                                                                       2,141,300
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Oil & Gas -- 1.00%
    11,200 BJ Services Co.*......................................   $    329,700
     8,400 Cooper Cameron Corp.*.................................        311,325
    24,400 Noble Drilling Corp.*.................................        480,375
    12,300 Transocean Offshore, Inc..............................        322,875
    18,700 Varco International, Inc.*............................        204,531
     8,600 Vastar Resources, Inc.................................        450,963
                                                                    ------------
                                                                       2,099,769
                                                                    ------------
           Packaging/Containers -- 1.65%
   171,800 Gaylord Container Corp., Class - A*...................      1,363,663
    94,600 U.S. Can Corp.*.......................................      2,104,850
                                                                    ------------
                                                                       3,468,513
                                                                    ------------
           Publishing & Printing -- 0.75%
    78,800 Mail-Well, Inc.*......................................      1,275,575
     6,100 Scholastic Corp.*.....................................        308,813
                                                                    ------------
                                                                       1,584,388
                                                                    ------------
           Railroads -- 0.18%
    14,800 Westinghouse Air Brake Co.............................        378,325
                                                                    ------------
           Real Estate -- 1.17%
    22,700 Boston Properties, Inc................................        814,362
    27,500 CB Richard Ellis Services*............................        684,063
    35,200 Healthcare Realty Trust, Inc..........................        739,200
     7,700 Jones Lang LaSalle, Inc.*.............................        229,556
                                                                    ------------
                                                                       2,467,181
                                                                    ------------
           Recreation -- 0.45%
   124,700 Family Golf Centers, Inc.*............................        958,631
                                                                    ------------
           Restaurants -- 0.15%
    19,500 CKE Restaurants, Inc..................................        316,875
                                                                    ------------
           Retail -- 0.22%
    44,300 PETsMART, Inc.*.......................................        454,075
                                                                    ------------
           Retirement & Aged Care -- 0.50%
    30,500 Sunrise Assisted Living, Inc.*........................      1,063,688
                                                                    ------------
           Steel -- 0.99%
    78,600 Birmingham Steel Corp.................................        324,225
     3,700 Carpenter Technology Corp.............................        105,681
    36,800 Oregon Steel Mills, Inc...............................        489,900
    40,700 Quanex Corp...........................................      1,159,950
                                                                    ------------
                                                                       2,079,756
                                                                    ------------
           Technology -- 0.49%
   102,200 PictureTel Corp.*.....................................        817,600
   124,900 System Software Assoc., Inc.*.........................        206,866
                                                                    ------------
                                                                       1,024,466
                                                                    ------------
           Telecom Services -- 0.37%
    16,800 Century Communications,
            Class - A*...........................................        772,800
                                                                    ------------
           Telecommunications -- 2.32%
    38,900 Digital Microwave Corp.*..............................        495,975

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                            Value
  Shares                        Description                          (Note 2)
  ------                        -----------                          --------
           Common Stocks (continued)
           Frontier Capital Management Co. (continued)
           Telecommunications (continued)
    54,800 InterVoice, Inc.*....................................   $    791,175
    13,000 ITC/, Inc.*..........................................        364,000
    59,700 P-Com, Inc.*.........................................        312,492
    33,100 Transaction Network SVCS, Inc.*......................        968,175
    18,200 Voicestream Wireless Corp.*..........................        517,563
    27,000 Western Wireless Corp., Class - A*...................        729,000
    14,700 WinStar Communications, Inc.*........................        716,625
                                                                   ------------
                                                                      4,895,005
                                                                   ------------
           Telecommunications
            Equipment -- 0.88%
    14,600 Adaptive Broadband Corp.*............................        319,375
   100,100 Coyote Network Systems, Inc.*........................        541,166
    65,000 Tollgrade Communications, Inc.*......................        991,250
                                                                   ------------
                                                                      1,851,791
                                                                   ------------
           Textiles & Apparel -- 1.25%
    38,100 Angelica Corp........................................        671,513
    89,700 Fruit Of the Loom Ltd.*..............................        874,574
    75,100 North Face, Inc.*....................................        741,613
    16,600 Unifi, Inc...........................................        352,750
                                                                   ------------
                                                                      2,640,450
                                                                   ------------
           Toys -- 1.08%
    24,000 Hasbro, Inc..........................................        670,500
    60,940 Mattel, Inc..........................................      1,611,101
                                                                   ------------
                                                                      2,281,601
                                                                   ------------
           Transportation -- 0.44%
    22,300 Coach USA, Inc.*.....................................        935,206
                                                                   ------------
           Waste Disposal -- 1.07%
    91,300 Republic Services, Inc.*.............................      2,259,675
                                                                   ------------
           Wholesale Distribution--Pharmaceuticals -- 0.55%
    23,300 Amerisource Health Corp.,
            Class - A*..........................................        594,150
    24,400 Bindley Western Industries, Inc......................        562,725
                                                                   ------------
                                                                      1,156,875
                                                                   ------------
           Wire & Cable -- 0.33%
    44,550 Cable Design Technologies Corp.*.....................        687,741
                                                                   ------------
           Total -- Frontier Capital Management Co.
            (cost $90,359,519)..................................    111,082,556
                                                                   ------------
           Geewax, Terker & Co. -- 42.76%
           Advertising -- 0.80%
     3,400 Abacus Direct Corp.*.................................        311,100
     1,300 Advo, Inc.*..........................................         26,975
     2,200 Catalina Marketing Corp.*............................        202,400

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Advertising (continued)
    11,050 Doubleclick, Inc.*....................................   $  1,011,075
     4,500 True North Communications, Inc........................        135,000
                                                                    ------------
                                                                       1,686,550
                                                                    ------------
           Aerospace/Defense -- 0.20%
     3,600 Alliant Techsystems, Inc.*............................        311,400
     2,200 Precision Castparts Corp..............................         93,500
     1,400 Scott Technologies, Inc.*.............................         26,950
                                                                    ------------
                                                                         431,850
                                                                    ------------
           Auto Parts -- 0.70%
     3,900 Borg-Warner Auto, Inc.................................        214,500
     6,400 CLARCOR, Inc..........................................        122,800
     2,800 Discount Auto Parts, Inc.*............................         67,550
     2,000 Dura Automotive Systems, Inc.*........................         66,500
    13,300 Gentex Corp.*.........................................        372,400
     3,400 MascoTech, Inc........................................         57,588
     9,150 Monaco Coach Corp.*...................................        387,158
     1,700 O'Reilly Automotive, Inc.*............................         85,638
     4,000 Superior Industries International, Inc................        110,000
                                                                    ------------
                                                                       1,484,134
                                                                    ------------
           Auto Related -- 0.56%
     3,700 Arvin Industries, Inc.................................        140,138
     4,100 Kaydon Corp...........................................        137,863
     3,300 Smith (A.O.) Corp.....................................         91,163
    29,200 Tower Automotive, Inc.*...............................        742,774
     3,600 Wabash National Corp..................................         69,750
                                                                    ------------
                                                                       1,181,688
                                                                    ------------
           Automobiles--Retail -- 0.03%
     2,700 Group 1 Automotive, Inc.*.............................         57,038
                                                                    ------------
           Banking -- 3.64%
       900 1st Source, Inc.......................................         28,800
     2,100 Alabama National Bancorp..............................         52,500
     2,000 Anchor Bancorp Of Wisconsin, Inc......................         35,625
     5,800 BancWest Corp.........................................        215,325
     1,000 Cathay Bancorp, Inc...................................         42,500
     1,900 Chittenden Corp.......................................         59,375
    12,400 CNB Bancshares, Inc...................................        706,799
    11,700 Commerce Bancorp......................................        500,174
     9,000 Commercial Federal Corp...............................        208,688
     2,100 Corus Bankshares, Inc.................................         66,806
    15,400 Cullen/Frost Bankers, Inc.............................        424,462
       800 CVB Financial Corp....................................         20,800
     2,500 Dime Community Bancshares.............................         58,125
     3,900 Downey Financial Corp.................................         85,556
     1,400 F & M Bancorp, Inc....................................         52,850
     3,100 F&M National Corp.....................................        102,881
     2,700 First Charter Corp....................................         66,825
     4,500 First Commonwealth Financial Corp.....................        107,438
     4,500 First Financial Holdings, Inc.........................         84,375


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Banking (continued)
     2,800 First Liberty Financial Corp..........................   $     87,850
    10,000 First Sentinel Bancorp, Inc...........................         88,750
     3,400 First United Bancshares, Inc..........................         63,325
     4,200 First Washington Bancorp, Inc.........................         84,263
    11,000 Flagstar Bancorp, Inc.................................        277,750
     1,400 Hamilton Bancorp, Inc.*...............................         33,600
     8,898 Hudson United Bancorp.................................        272,501
    10,800 Independence Community
            Bank Corp............................................        145,800
     3,600 Interwest Bancorp, Inc................................         90,000
     1,400 Irwin Financial Corp..................................         27,300
     1,500 JSB Financial, Inc....................................         76,313
     1,600 Mid-America Bancorp...................................         39,400
       800 Mississippi Valley Bancshares, Inc....................         26,500
     2,100 National City Bancorp, Inc............................         67,069
     2,600 National Penn Bancshares, Inc.........................         61,181
     2,300 Netb@nk, Inc..........................................         87,400
     2,100 Ocean Financial Corp..................................         38,063
     5,400 Old National Bancorp..................................        162,338
     5,200 One Valley Bancorp, Inc...............................        195,000
       850 Oriental Financial Group, Inc.........................         20,506
     7,900 PFF Bancorp, Inc.*....................................        148,125
     2,700 Provident Bankshares Corp.............................         62,775
     9,900 Queens County Bancorp, Inc............................        320,512
     1,300 Reliance Bancorp, Inc.................................         35,913
     3,200 Republic Bancorp, Inc.................................         48,600
     4,800 Richmond County Financial Corp........................         92,400
    11,500 Roslyn Bancorp, Inc...................................        197,656
     2,200 S & T Bancorp, Inc....................................         55,550
     8,000 Simmons First National Corp...........................        257,000
     3,300 St. Francis Capital Corp..............................         70,950
     5,800 Staten Island Bancorp, Inc............................        104,400
     3,400 Texas Regional Bancshares, Inc........................         92,438
     5,550 Triangle Bancorp, Inc.................................         94,003
    10,800 United Bancshares, Inc................................        286,200
     2,200 United National Bancorp...............................         52,250
     9,700 UST Corp..............................................        293,425
     6,800 Washington Federal, Inc...............................        152,575
     4,200 Westamerica Bancorp...................................        153,300
     6,000 Western Bancorp.......................................        261,000
                                                                    ------------
                                                                       7,643,885
                                                                    ------------
           Beverages -- 0.16%
     4,600 Canandaigua Wine Co., Class - A*......................        241,212
     1,600 Robert Mondavi Corp.*.................................         58,200
     1,550 Triarc Cos., Inc.*....................................         32,938
                                                                    ------------
                                                                         332,350
                                                                    ------------
           Broadcasting & Publishing -- 0.27%
     6,000 Jones Intercable, Inc., Class - A*....................        294,000

                                 Security                            Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Broadcasting & Publishing (continued)
     4,000 United International Holdings, Inc. - Class - A*....   $    270,500
                                                                  ------------
                                                                       564,500
                                                                  ------------
           Broadcasting/Cable -- 0.06%
     1,650 Ackerley Group, Inc.................................         30,009
     4,400 Hearst-Argyle Television, Inc.*.....................        105,600
                                                                  ------------
                                                                       135,609
                                                                  ------------
           Building Materials &
            Components -- 0.61%
     1,800 AFC Cable Systems, Inc.*............................         63,563
     4,000 AMCOL International Corp............................         57,500
     1,900 Centex Construction Products, Inc...................         64,838
     5,200 Dal-Tile International, Inc.*.......................         59,150
     1,300 Elcor Corp..........................................         56,794
     4,000 Group Maintenance America Corp.*....................         51,750
     1,900 Hughes Supply, Inc..................................         56,406
     2,100 Justin Industries, Inc..............................         29,269
     5,200 Lilly Industries, Inc., Class - A...................         96,525
     6,800 Metals USA, Inc.*...................................         86,700
     8,400 Mueller Industries, Inc.*...........................        285,074
     4,900 NCI Building Systems, Inc.*.........................        104,737
     1,800 Nortek, Inc.*.......................................         56,363
     2,100 Texas Industries, Inc...............................         81,375
     2,100 TJ International Inc................................         65,100
     3,700 Universal Forest Products, Inc......................         79,550
                                                                  ------------
                                                                     1,294,694
                                                                  ------------
           Business Equipment & Services -- 0.68%
     8,800 Acxiom Corp.*.......................................        219,450
     4,800 American Management Systems, Inc.*..................        153,900
    12,700 Forrester Research, Inc.*...........................        317,500
     2,100 John H. Harland Co..................................         41,869
     1,700 Labor Ready, Inc.*..................................         55,250
     2,200 Maximus, Inc.*......................................         63,525
     4,400 Metzler Group, Inc.*................................        121,550
     2,100 NCO Group, Inc.*....................................         79,800
     2,100 New England Business Services, Inc..................         64,838
     4,100 Provant, Inc.*......................................         63,806
     2,400 Standard Register Co................................         73,800
     7,400 Wallace Computer Services, Inc......................        185,000
                                                                  ------------
                                                                     1,440,288
                                                                  ------------
           Casinos & Gaming -- 0.23%
     5,700 Aztar Corp.*........................................         52,369
     8,700 Hollywood Park, Inc.*...............................        147,900
    11,500 Station Casinos, Inc.*..............................        234,312
     3,550 WMS Industries, Inc.*...............................         60,350
                                                                  ------------
                                                                       494,931
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Chemicals -- 1.13%
     4,000 Airgas, Inc.*.........................................   $     49,000
     5,400 Albemarle Corp........................................        124,875
     1,400 Bush Boake Allen, Inc.*...............................         40,950
     2,800 Cambrex Corp..........................................         73,500
     1,500 Chemfirst, Inc........................................         36,469
     3,600 Crompton & Knowles Corp...............................         70,425
     5,900 Cytec Industries, Inc.*...............................        188,062
     2,900 Dexter Corp...........................................        118,356
     6,100 Ferro Corp............................................        167,750
     1,500 Fuller (H. B.) Co.....................................        102,563
     2,650 Geon Co...............................................         85,463
     2,200 Hanna M.A. Co.........................................         36,163
     4,600 Minerals Technologies, Inc............................        256,737
     3,000 OM Group, Inc.........................................        103,500
     4,000 Schulman (A.), Inc....................................         68,750
    10,950 Scotts Co., Class - A*................................        521,493
     2,500 Spartech Corp.........................................         76,719
     4,900 W.R. Grace & Co.*.....................................         90,038
     2,400 WD-40 Co..............................................         60,000
     5,700 Witco Corp............................................        114,000
                                                                    ------------
                                                                       2,384,813
                                                                    ------------
           Commercial Services -- 0.81%
     3,050 ABM Industries, Inc...................................         93,597
       950 CDI Corp.*............................................         32,359
     7,150 Century Business Services, Inc.*......................        103,675
    20,200 Copart, Inc.*.........................................        429,249
     1,600 Daisytek International Corp.*.........................         26,100
       600 Duff & Phelps Corp....................................         40,125
     2,200 F.Y.I., Inc.*.........................................         69,025
     5,000 Kelly Services, Class - A.............................        160,625
     3,900 Lason, Inc.*..........................................        193,538
     4,000 Norrell Corp..........................................         75,250
     5,400 Ogden Corp............................................        145,463
     1,050 Pierce Leahy Corp.*...................................         25,922
     1,350 Pre-Paid Legal Services, Inc.*........................         36,703
     1,600 Startrek, Inc.*.......................................         39,600
     1,500 Superior Consultant Holdings Corp.*...................         37,031
     7,400 Sylvan Learning Systems, Inc.*........................        201,188
                                                                    ------------
                                                                       1,709,450
                                                                    ------------
           Computer Equipment -- 1.09%
     2,000 Artesyn Technologies, Inc.*...........................         44,375
     2,980 Cisco Systems, Inc.*..................................        192,026
     6,600 Ingram Micro, Inc.*...................................        169,950
     2,700 MMC Networks, Inc.*...................................        120,825
    13,800 Network Appliance, Inc.*..............................        771,075
    10,600 PMC-Sierra, Inc.*.....................................        624,738
     3,300 Safeguard Scientifics, Inc.*..........................        204,600

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Computer Equipment (continued)
     2,000 Smart Modular Technologies, Inc.*.....................   $     34,750
     2,100 Ultratech Stepper, Inc.*..............................         31,631
     3,400 Xircom, Inc.*.........................................        102,213
                                                                    ------------
                                                                       2,296,183
                                                                    ------------
           Computer Services -- 1.15%
    13,084 At Home Corp., Class - A*.............................        705,718
     1,450 Bell & Howell Co.*....................................         54,828
     5,370 Factset Research Systems, Inc.........................        304,076
     2,000 Go2net, Inc.*.........................................        183,750
     5,500 Gtech Holdings Corp.*.................................        129,594
     6,100 Imation Corp.*........................................        151,356
     7,200 Intergraph Corp.*.....................................         55,800
     2,200 Jack Henry & Associates, Inc..........................         86,350
     8,000 Lycos, Inc.*..........................................        735,001
     1,500 Renaissance Worldwide, Inc.*..........................         11,953
       800 TeleTech Holdings, Inc.*..............................          8,100
                                                                    ------------
                                                                       2,426,526
                                                                    ------------
           Computer Software -- 2.59%
     2,700 3Dfx Interactive, Inc.*...............................         42,188
     9,600 Acclaim Entertainment, Inc.*..........................         61,200
     1,900 Advantage Learning Systems, Inc.*.....................         42,038
     6,400 Advent Software, Inc.*................................        428,799
     3,425 Analysts International Corp...........................         49,234
     1,400 AVT Corp.*............................................         53,025
     1,400 BancTec, Inc.*........................................         25,113
     5,200 Broadvision, Inc.*....................................        383,499
     5,000 Comverse Technology, Inc.*............................        377,499
     1,400 Concord Communications, Inc.*.........................         63,000
     3,300 Dendrite International, Inc.*.........................        119,213
     9,700 Electronics For Imaging, Inc.*........................        498,337
     1,300 Genesys Telecom Labs Inc.*............................         32,500
     1,200 Great Plains Software, Inc.*..........................         56,625
     2,700 IMRglobal Corp.*......................................         51,975
    10,500 Informix Corp.*.......................................         89,578
     6,100 Infoseek Corp.*.......................................        292,419
     2,100 Integrated Systems, Inc.*.............................         24,675
     2,000 Intervoice, Inc.*.....................................         28,875
     1,200 InterVu, Inc.*........................................         45,975
     8,700 Kronos, Inc.*.........................................        395,849
     7,600 Legato Systems, Inc.*.................................        438,899
     6,700 Macromedia, Inc.*.....................................        236,175
     9,900 Mastech Corp.*........................................        184,388
     6,200 Mentor Graphics Corp.*................................         79,438
     9,500 Mercury Interactive Corp.*............................        336,063
     4,300 MessageMedia, Inc.*...................................         81,700
     1,900 Metro Information Services, Inc.*.....................         31,588
     2,000 Micromuse, Inc.*......................................         99,750
       700 Micros Systems, Inc.*.................................         23,800
       400 National Instruments Corp.*...........................         16,150
     2,300 Pinnacle Systems, Inc.*...............................         77,338

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Computer Software (continued)
       800 QRS Corp.*............................................   $     62,400
    10,200 Rational Software Corp.*..............................        335,963
    13,300 Sybase, Inc.*.........................................        146,300
     4,000 Symantec Corp.*.......................................        102,000
       500 THQ, Inc.*............................................         14,375
                                                                    ------------
                                                                       5,427,943
                                                                    ------------
           Construction -- 0.79%
    13,600 Astec Industries, Inc.*...............................        554,199
     2,500 Crossmann Communities, Inc.*..........................         72,656
     8,800 Dycom Industries, Inc.*...............................        492,800
     4,400 Granite Construction, Inc.............................        128,975
       500 Insituform Technologies, Class - A*...................         10,813
     4,400 Integrated Electrical Services, Inc.*.................         70,950
     4,400 Jacobs Engineering Group, Inc.*.......................        167,200
     4,200 Morrison Knudsen Corp.*...............................         43,313
     2,100 Nichols Research Corp.*...............................         45,938
     1,100 NVR, Inc.*............................................         57,406
       800 URS Corp.*............................................         23,450
                                                                    ------------
                                                                       1,667,700
                                                                    ------------
           Consumer Services -- 0.02%
     2,400 Veterinary Centers of America, Inc.*..................         32,550
                                                                    ------------
           Defense -- 0.12%
     4,200 AAR Corp..............................................         95,288
     6,200 Gencorp, Inc..........................................        156,550
                                                                    ------------
                                                                         251,838
                                                                    ------------
           Electric Utility -- 0.58%
     3,900 Hawaiian Electric Industries, Inc.....................        138,450
     5,100 Idacorp, Inc..........................................        160,650
    16,300 Minnesota Power, Inc..................................        323,962
     7,800 Nevada Power Co.......................................        195,000
     5,100 Northwestern Corp.....................................        123,356
     5,900 Public Service Co. of New Mexico......................        117,263
     4,500 Sierra Pacific Resources Corp.........................        163,688
                                                                    ------------
                                                                       1,222,369
                                                                    ------------
           Electronic Components & Instruments -- 2.83%
     5,300 Ametek, Inc...........................................        121,900
     1,250 Amphenol Corp., Class - A*............................         49,688
     1,700 Applied Micro Circuits Corp.*.........................        139,825
     5,500 ATMI, Inc.*...........................................        163,625
     3,200 Baldor Electric Co....................................         63,600
     2,600 Belden, Inc...........................................         62,238
     5,200 Benchmark Electronics, Inc.*..........................        186,875
     3,800 BMC Industries, Inc...................................         39,188
     1,900 C&D Technologies, Inc.................................         58,188
     4,300 C-Cube Microsystems, Inc.*............................        136,256
     1,700 Cree Reseach, Inc.*...................................        130,794

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Electronic Components & Instruments  (continued)
     2,500 Cymer, Inc.*..........................................   $     62,500
    11,800 Cypress Semiconductor Corp.*..........................        194,700
     6,650 Dallas Semiconductor Corp.............................        335,824
     6,000 DII Group, Inc.*......................................        223,874
     9,900 Dionex Corp.*.........................................        400,949
     4,800 Electro Scientific Industries, Inc.*..................        200,550
       800 Franklin Electric Co., Inc............................         52,000
     2,700 General Semiconductor, Inc.*..........................         24,638
     1,000 Hadco Corp.*..........................................         39,750
     2,100 Harman International Industries Inc...................         92,400
     2,600 Hutchinson Technology, Inc.*..........................         72,150
     4,100 Integrated Device Technology, Inc.*...................         44,588
     3,150 International Rectifier Corp.*........................         41,934
     9,600 Jabil Circuit, Inc.*..................................        433,199
     4,800 Juno Lighting, Inc.*..................................        117,600
     3,700 Kemet Corp.*..........................................         84,869
     3,400 Kent Electronics Corp.*...............................         67,363
     3,500 Lattice Semiconductor Corp.*..........................        217,874
     3,000 Level One Communications, Inc.*.......................        146,813
     1,000 Littelfuse, Inc.*.....................................         19,250
     3,900 Mark IV Industries, Inc...............................         82,388
       500 Methode Electronics, Inc..............................         11,438
     4,400 Novellus Systems, Inc.*...............................        300,299
    12,650 Oak Industries, Inc.*.................................        552,646
     1,500 Park Electrochemical Corp.............................         43,125
     2,300 Pioneer Standard Electronics, Inc.....................         27,600
     1,550 Progress Software Corp.*..............................         43,788
     2,400 Regal-Beloit Corp.....................................         56,700
     2,000 Sawtek, Inc.*.........................................         91,750
     1,800 Sipex Corp.*..........................................         36,900
     1,900 SLI, Inc.*............................................         51,300
     1,250 Stoneridge, Inc.*.....................................         16,875
     2,700 Triquint Semiconductor, Inc.*.........................        153,394
     5,150 Ucar International, Inc.*.............................        130,038
     3,700 Unitrode Corp.*.......................................        106,144
     7,875 Vishay Intertechnology, Inc.*.........................        165,375
     1,600 Woodward Governor Co..................................         41,600
                                                                    ------------
                                                                       5,936,362
                                                                    ------------
           Financial Services -- 1.80%
     2,400 Advanta Corp., Class - A..............................         43,350
     1,900 Affiliated Managers Group, Inc.*......................         57,356
     4,100 Amcore Financial, Inc.................................         94,556
     9,250 AmeriCredit Corp.*....................................        148,000
     2,800 Bay View Capital Corp.................................         57,400
     6,700 Bisys Group, Inc.*....................................        391,949
    49,000 E*Trade Group, Inc.*..................................      1,956,937
     2,700 Financial Federal Corp.*..............................         59,400
     1,350 Hambrecht And Quist Group, Inc.*......................         50,119
       800 Healthcare Financial Partners, Inc.*..................         27,400
     7,800 Investors Financial Servicrs Corp.....................        312,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Financial Services (continued)
     1,800 Morgan Keegan, Inc....................................   $     34,088
     7,350 Raymond James Financial, Inc..........................        175,941
     3,600 SEI Investments Co....................................        317,700
     1,600 Student Loan Corp.....................................         71,200
                                                                    ------------
                                                                       3,797,396
                                                                    ------------
           Food Processing -- 0.44%
     1,300 Agribrands International, Inc.*.......................         51,431
     4,400 International Home Foods, Inc.*.......................         81,125
     5,500 J. M. Smucker Co......................................        122,375
     2,700 Lance, Inc............................................         42,188
     7,100 Performance Food Group Co.*...........................        193,031
     5,100 Ralcorp Holdings, Inc.*...............................         81,919
     1,100 Riviana Foods, Inc....................................         20,625
    15,600 Universal Foods Corp..................................        329,550
                                                                    ------------
                                                                         922,244
                                                                    ------------
           Footwear -- 0.11%
     6,650 Stride Rite Corp......................................         68,578
     1,200 Timberland Co., Class - A*............................         81,675
     5,100 Wolverine World Wide, Inc.............................         71,400
                                                                    ------------
                                                                         221,653
                                                                    ------------
           Grocery -- 0.16%
     4,000 Casey's General Stores, Inc...........................         60,000
     8,200 Great Atlantic And Pacific Tea, Inc...................        277,263
                                                                    ------------
                                                                         337,263
                                                                    ------------
           Health Care -- 0.58%
     1,000 Advance Paradigm, Inc.*...............................         61,000
    11,600 American Retirement Corp.*............................        145,000
     3,000 Apria Healthcare Group, Inc.*.........................         51,000
    10,000 Coventry Health Care, Inc.*...........................        109,375
     6,800 Express Scripts, Inc.*................................        409,274
     6,900 Quorum Health Group, Inc.*............................         86,681
     9,400 Res-Care, Inc.*.......................................        213,850
       500 Sunrise Assisted Living, Inc.*........................         17,438
     7,817 U.S. Oncology, Inc.*..................................         93,804
     1,800 United Payors & United Providers, Inc.*...............         41,738
                                                                    ------------
                                                                       1,229,160
                                                                    ------------
           Homebuilders -- 0.66%
     7,200 Champion Enterprises, Inc.*...........................        134,100
     8,500 D. R. Horton, Inc.....................................        141,313
    11,700 Kaufman And Broad Home Corp...........................        291,037
     8,900 Lennar Corp...........................................        213,600
     4,900 National RV Holdings, Inc.*...........................        120,356
     5,000 Oakwood Homes Corp....................................         65,625
     5,600 Pulte Corp............................................        129,500
     2,100 Ryland Group, Inc.....................................         62,344
     7,200 Standard Pacific Corp.................................         93,150

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Homebuilders (continued)
     3,500 Toll Brothers, Inc.*..................................   $     75,031
     2,800 Webb (Del) Corp.......................................         66,850
                                                                    ------------
                                                                       1,392,906
                                                                    ------------
           Hotel & Motel -- 0.20%
     3,350 Choice Hotels International, Inc.*....................         66,163
    21,300 Extended Stay America, Inc.*..........................        255,599
     4,000 Red Roof Inns, Inc.*..................................         71,750
     2,100 Sunterra Corp.*.......................................         29,269
                                                                    ------------
                                                                         422,781
                                                                    ------------
           Household Products -- 0.20%
     1,600 Libbey, Inc...........................................         46,400
    10,600 Playtex Products, Inc.*...............................        164,963
     3,700 Revlon, Inc., Class - A*..............................        111,925
     3,900 Tupperware Corp.......................................         99,450
                                                                    ------------
                                                                         422,738
                                                                    ------------
           Human Resources -- 0.31%
     6,000 AHL Services, Inc.*...................................        149,625
    18,000 Interim Services, Inc.*...............................        371,250
     1,700 On Assignment, Inc.*..................................         44,413
     8,600 Personnel Group Of America, Inc.*.....................         86,000
                                                                    ------------
                                                                         651,288
                                                                    ------------
           Insurance -- 1.78%
     8,600 American Annuity Group, Inc...........................        208,550
     1,200 Brown & Brown, Inc....................................         45,600
     2,950 CNA Surety Corp.*.....................................         45,172
     6,400 E.W. Blanch Holdings, Inc.............................        436,399
     8,820 Fidelity National Financial, Inc......................        185,220
     9,150 First American Financial Corp.........................        163,556
     2,600 Foremost Corp. Of America.............................         57,200
     5,400 FPIC Insurance Group, Inc.*...........................        261,900
     6,500 Hartford Life, Inc....................................        342,063
    14,900 HCC Insurance Holdings, Inc...........................        338,044
     5,300 Hilb, Rogal & Hamilton Co.............................        118,256
     2,950 HSB Group, Inc........................................        121,503
     5,700 Leucadia National Corp................................        142,500
     4,900 Liberty Financial Cos., Inc...........................        142,100
     3,200 Medical Assurance, Inc.*..............................         91,400
     4,100 Mid Atlantic Medical Services, Inc.*..................         40,488
    10,500 Radian Group, Inc.....................................        512,530
     9,450 Reinsurance Group of America..........................        333,113
     5,800 UICI*.................................................        160,225
                                                                    ------------
                                                                       3,745,819
                                                                    ------------
           Investment Company -- 0.01%
     1,000 PEC Israel Economic Corp.*............................         31,500
                                                                    ------------
           Manufacturing -- 1.93%
    15,900 Aptargroup, Inc.......................................        476,999
     1,800 Bandag, Inc...........................................         62,438
     2,500 BE Aerospace, Inc.*...................................         46,719

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Manufacturing (continued)
     2,000 Blount International, Inc.............................   $     54,375
     3,300 Briggs & Stratton Corp................................        190,574
    10,700 Church & Dwight Co., Inc..............................        465,449
     2,000 Cognex Corp.*.........................................         63,125
     5,450 Donaldson Co., Inc....................................        133,525
     5,650 Furniture Brands International, Inc.*.................        157,494
     1,100 Furon Co..............................................         20,900
     3,100 Graco, Inc............................................         91,063
     2,500 Idex Corp.............................................         82,188
     8,600 JLG Industries, Inc...................................        175,225
     4,600 Kimball International, Inc.,
            Class - A............................................         77,625
     5,350 La-Z-Boy, Inc.........................................        123,050
     4,800 Lincoln Electric Holding, Inc.........................         98,400
    10,440 Manitowoc Co., Inc....................................        434,564
     5,900 Mettler-Toledo International, Inc.*...................        146,394
     3,000 Milacron, Inc.........................................         55,500
     1,400 Nordson Corp..........................................         85,750
     4,500 O'Sullivan Industries
            Holdings, Inc.*......................................         76,500
     4,050 Roper Industries, Inc.................................        129,600
     3,400 Simpson Manufacturing Co., Inc.*......................        161,500
     2,800 Specialty Equipment Cos., Inc.*.......................         82,425
     1,300 SPS Technologies, Inc.*...............................         48,750
     1,200 Standex International Corp............................         32,850
     3,200 Stewart & Stevenson Services, Inc.....................         48,800
     1,700 Toro Co...............................................         66,938
     5,400 United Dominion Industries Ltd........................        136,013
    12,800 Valhi, Inc............................................        142,400
     6,200 Watsco, Inc...........................................        101,525
                                                                    ------------
                                                                       4,068,658
                                                                    ------------
           Medical Supplies -- 0.79%
     2,700 Acuson Corp.*.........................................         46,406
     1,750 Bacou USA, Inc.*......................................         29,859
     7,500 Conmed Corp...........................................        229,687
     3,400 Datascope Corp.*......................................        109,225
     3,500 Haemonetics Corp.*....................................         70,219
     1,400 Hanger Orthopedic Group, Inc.*........................         19,863
     3,500 Invacare Corp.........................................         93,625
       900 Laser Vision Centers, Inc.*...........................         56,700
     5,900 OEC Medical Systems, Inc.*............................        144,550
     5,100 Owens & Minor, Inc....................................         56,100
     6,200 Patterson Dental Co.*.................................        215,449
     1,200 Perclose, Inc.*.......................................         57,675
    12,600 PSS World Medical, Inc.*..............................        140,963
     3,300 Resmed, Inc.*.........................................        109,519
     2,300 Thermo Bioanalysis Corp.*.............................         39,963
     4,000 Vital Signs, Inc......................................         79,750
     2,500 Wesley Jessen Visioncare, Inc.*.......................         80,938

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Medical Supplies (continued)
     2,100 West Pharmaceutical Services, Inc.....................   $     82,425
                                                                    ------------
                                                                       1,662,916
                                                                    ------------
           Mining -- 0.17%
    11,200 Stillwater Mining Co.*................................        366,100
                                                                    ------------
           Natural Gas Utility -- 0.42%
     5,100 AGL Resources, Inc....................................         94,031
     1,600 Atmos Energy Corp.....................................         40,000
       200 Laclede Gas Co........................................          4,650
     3,700 Northwest Natural Gas Co..............................         89,263
     1,900 NUI Corp..............................................         47,263
     5,800 Oneok, Inc............................................        184,150
     5,300 People's Energy Corp..................................        199,743
     3,900 UGI Corp..............................................         78,731
     5,800 Washington Gas Light Co...............................        150,800
                                                                    ------------
                                                                         888,631
                                                                    ------------
           Oil & Gas -- 0.98%
     5,850 Barrett Resources Corp.*..............................        224,494
     1,250 Cabot Oil & Gas Corp..................................         23,281
     1,100 Carbo Ceramics, Inc...................................         33,481
     3,450 Cross Timbers Oil Co..................................         51,319
     3,050 Devon Energy Corp.....................................        109,038
         1 Eagle Geophysical, Inc.*..............................              1
     2,150 Forest Oil Corp.*.....................................         27,009
     6,000 Global Industries Ltd.*...............................         76,875
     1,900 Houston Exploration Co.*..............................         35,981
     5,900 Louis Dreyfus Natural Gas Corp.*......................        127,219
     6,800 Marine Drilling Companies, Inc.*......................         93,075
     9,000 Newfield Exploration Co.*.............................        255,937
    20,800 Ocean Energy, Inc.*...................................        200,200
     3,400 Oceaneering International, Inc.*......................         54,825
     6,200 Pioneer Natural Resources Co.*........................         68,200
     2,200 Plains Resources, Inc.*...............................         41,525
     9,500 Seitel, Inc.*.........................................        153,781
     1,300 Stone Energy Corp.*...................................         55,088
    11,900 Tesoro Petroleum Corp.*...............................        189,656
     1,400 Tom Brown, Inc.*......................................         21,788
     8,700 Valero Energy Corp....................................        186,506
     3,500 Vintage Petroleum, Inc................................         37,625
                                                                    ------------
                                                                       2,066,904
                                                                    ------------
           Packaging/Containers -- 0.25%
     5,300 Ball Corp.............................................        223,925
     2,900 Ivex Packaging Corp.*.................................         63,800
     6,200 Myers Industries, Inc.................................        124,000
     5,600 Paxar Corp.*..........................................         50,400
     3,550 Shorewood Packaging Corp.*............................         65,453
                                                                    ------------
                                                                         527,578
                                                                    ------------
           Paper Products -- 0.45%
     3,600 Caraustar Industries, Inc.............................         88,875
     3,300 Chesapeake Corp.......................................        123,544

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Paper Products (continued)
     6,200 Glatfelter (P.H.) Co..................................   $     90,675
     6,300 Longview Fibre Co.....................................         98,438
     5,100 Polymer Group, Inc.*..................................         59,925
     2,800 Potlatch Corp.........................................        123,025
     4,200 Rayonier, Inc.........................................        209,212
     8,400 Wausau-Mosinee Paper Corp.............................        151,200
                                                                    ------------
                                                                         944,894
                                                                    ------------
           Pharmaceuticals -- 1.52%
    16,500 Alpharma, Inc.........................................        586,781
    12,600 Amerisource Health Corp.,
            Class - A*...........................................        321,300
     1,000 Aviron*...............................................         28,750
     1,300 Entremed, Inc.*.......................................         29,250
     3,200 Enzon, Inc.*..........................................         66,200
     2,700 IDEC Pharmaceuticals Corp.*...........................        208,069
    13,200 IDEXX Laboratories, Inc.*.............................        307,725
     6,200 Liposome Company, Inc.*...............................        118,575
     8,000 Medimmune, Inc.*......................................        542,000
     7,400 Organogenesis, Inc.*..................................         69,375
    14,028 Priority Healthcare Corp.*............................        483,966
     5,000 Roberts Pharmaceutical Corp.*.........................        121,250
     2,500 Schein Pharmaceutical, Inc.*..........................         30,156
     5,000 SICOR, Inc.*..........................................         21,250
     2,300 Supergen, Inc.*.......................................         35,219
     9,700 Vertex Pharmaceuticals, Inc...........................        234,013
                                                                    ------------
                                                                       3,203,879
                                                                    ------------
           Publishing & Printing -- 1.07%
     3,700 Banta Corp............................................         77,700
     1,250 Big Flower Holdings, Inc.*............................         39,844
     5,500 Bowne & Co., Inc......................................         71,500
     9,500 Central Newspapers, Inc., Class - A...................        357,438
     1,400 Consolidated Graphics, Inc.*..........................         70,000
     1,500 CSS Industries, Inc.*.................................         42,188
    16,100 Hollinger International, Inc..........................        191,188
    11,100 Houghton Mifflin Co...................................        522,393
     7,600 Media General, Inc., Class - A........................        387,599
     9,400 Valassis Communications, Inc.*........................        344,275
     5,800 World Color Press, Inc.*..............................        159,500
                                                                    ------------
                                                                       2,263,625
                                                                    ------------
           Railroads -- 0.13%
     6,400 Florida East Coast Industries, Inc....................        283,200
                                                                    ------------
           Raw Materials -- 0.08%
     1,500 Cleveland-Cliffs, Inc.................................         48,563
     7,500 Cyprus Amax Minerals Co...............................        113,906
                                                                    ------------
                                                                         162,469
                                                                    ------------
           Real Estate -- 2.10%
     2,900 Alexandria Real Estate Equities Inc...................         90,625

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Real Estate (continued)
     6,000 Bedford Property Investors, Inc.......................   $    107,250
     5,200 Cabot Industrial Trust................................        110,500
     1,300 CB Richard Ellis Services, Inc.*......................         32,338
     2,700 Chelsea GCA Realty, Inc...............................        100,238
    10,100 Developers Diversified Realty Corp....................        167,913
     1,600 Entertainment Properties Trust........................         28,200
    12,100 Felcor Lodging Trust, Inc.............................        251,074
     4,400 Forest City Enterprises Inc.,
            Class - A............................................        123,200
    10,000 Franchise Finance Corp................................        220,000
     6,900 Glenborough Realty Trust, Inc.........................        120,750
     6,200 Health Care REIT, Inc.................................        144,150
     6,800 Healthcare Realty Trust, Inc..........................        142,800
    11,900 IndyMac Mortgage Holdings, Inc........................        190,400
    10,000 Innkeepers USA Trust..................................        100,000
    13,900 MeriStar Hospitality Corp.............................        311,880
     1,900 MGI Properties, Inc...................................         53,675
     8,000 Nationwide Health Properties, Inc.....................        152,500
    16,700 New Plan Excel Realty Trust...........................        300,599
     5,100 Pacific Gulf Properties, Inc..........................        115,388
     3,600 Parkway Properties, Inc...............................        119,250
     8,500 Prentiss Properties Trust.............................        199,750
     7,300 PS Business Parks, Inc................................        177,938
    10,600 Regency Realty Corp...................................        232,537
     5,200 RFS Hotel Investors, Inc..............................         65,325
     5,900 Sl Green Realty Corp..................................        120,581
     6,500 Summit Properties, Inc................................        128,375
     2,550 Trammell Crow Co.*....................................         41,916
     5,400 Trinet Corporate Realty Trust.........................        149,513
    10,700 U.S. Restaurant Properties, Inc.......................        227,375
     4,700 Walden Residential Properties, Inc....................        101,050
                                                                    ------------
                                                                       4,427,090
                                                                    ------------
           Recreation -- 0.25%
     1,800 Action Performance Companies, Inc.*...................         59,400
    15,300 Callaway Golf Co......................................        223,763
     1,600 Championship Auto Racing Teams, Inc.*.................         47,900
     5,850 Gaylord Entertainment Co..............................        175,500
     1,600 Handleman Co.*........................................         18,900
                                                                    ------------
                                                                         525,463
                                                                    ------------
           Rental & Leasing -- 0.24%
     6,400 Avis Rent A Car, Inc.*................................        186,400
     1,500 First Sierra Financial, Inc.*.........................         37,500
     4,700 Interpool, Inc........................................         61,100
     2,400 McGrath Rent Corp.....................................         48,000
     3,400 Rent-A-Center Inc.*...................................         81,600
     3,700 Rent-Way, Inc.*.......................................         91,113
                                                                    ------------
                                                                         505,713
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Restaurants -- 0.82%
     6,000 Applebee's International, Inc.........................   $    180,750
     5,500 Bob Evans Farms, Inc..................................        109,313
     1,600 CEC Entertainment, Inc.*..............................         67,600
     2,000 Cheesecake Factory, Inc.*.............................         61,000
       800 Dave & Buster's, Inc..................................         23,200
     7,200 IHOP Corp.*...........................................        173,250
     5,300 Lone Star Steakhouse & Saloon, Inc.*..................         51,509
     3,000 Luby's, Inc...........................................         45,000
     9,100 NPC International, Inc.*..............................        139,913
     3,500 Papa Johns International, Inc.*.......................        156,406
     5,150 Ruby Tuesday, Inc.....................................         97,850
     2,600 Sbarro, Inc.*.........................................         70,363
    16,950 Sonic, Inc.*..........................................        552,993
                                                                    ------------
                                                                       1,729,147
                                                                    ------------
           Retail -- 1.76%
     8,050 Ann Taylor Stores Corp.*..............................        362,249
     2,500 Buckle, Inc.*.........................................         72,500
     4,100 Burlington Coat Factory Warehouse Corp................         79,181
     4,900 Claire's Stores, Inc..................................        125,563
     2,150 Department 56, Inc.*..................................         57,781
     3,000 Duane Reade, Inc.*....................................         91,875
     6,900 Finish Line, Inc., Class - A*.........................         77,625
     1,300 Footstar, Inc.*.......................................         48,344
     7,300 General Nutrition Companies, Inc.*....................        170,181
     6,250 Genesco, Inc.*........................................         91,016
     5,900 Gymboree Corp.*.......................................         61,950
    13,200 Hollywood Entertainment Corp.*........................        258,224
     2,100 Lands' End, Inc.*.....................................        101,850
     8,050 Linens 'N Things, Inc.*...............................        352,187
     2,600 Longs Drug Stores, Inc................................         89,863
     7,400 Men's Wearhouse, Inc.*................................        188,700
       100 Michaels Stores, Inc.*................................          3,063
     5,300 Micro Warehouse, Inc..................................         94,738
     2,700 Musicland Stores Corp.*...............................         23,963
     9,000 Pacific Sunwear Of California, Inc.*..................        219,374
     5,200 Pep Boys-Manny Moe & Jack, Inc........................        112,450
     2,700 Petco Animal Supplies, Inc.*..........................         42,525
     9,500 PETsMART, Inc.*.......................................         97,375
     7,900 Pier 1 Imports, Inc...................................         88,875
     6,400 Ruddick Corp..........................................        128,000
     2,700 Shopko Stores, Inc.*..................................         97,875
     7,700 Talbots, Inc..........................................        293,562
     7,500 Trans World Entertainment Corp.*......................         84,375
     5,700 Urban Outfitters, Inc.*...............................        143,213
     1,900 Wet Seal, Inc.*.......................................         54,388
                                                                    ------------
                                                                       3,712,865
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Schools -- 0.13%
    11,800 DeVry, Inc.*..........................................   $    264,025
           Security Services -- 0.14%
     2,500 Borg-Warner Security Corp.*...........................         50,781
     2,000 Helen Of Troy Corp.*..................................         35,875
       800 ITI Technologies, Inc.*...............................         18,100
     3,300 Pittway Corp., Class - A..............................        112,819
     5,700 Sensormatic Electronics Corp.*........................         79,444
                                                                    ------------
                                                                         297,019
                                                                    ------------
           Shipbuilding -- 0.11%
     8,100 Newport News Shipbuilding.............................        238,950
                                                                    ------------
           Steel -- 0.51%
     9,100 AK Steel Holding Corp.................................        204,750
     2,100 Commercial Metals Co..................................         59,850
     9,600 Gibraltar Steel Corp.*................................        237,600
     4,000 Intermet Corp.........................................         60,500
     2,100 Quanex Corp...........................................         59,850
     2,700 Reliance Steel & Aluminum Co..........................        105,300
     3,400 Ryerson Tull, Inc.....................................         76,713
     7,700 Steel Dynamics, Inc.*.................................        119,109
     9,500 Worthington Industries, Inc...........................        156,156
                                                                    ------------
                                                                       1,079,828
                                                                    ------------
           Telecommunications -- 1.76%
     4,500 Adtran, Inc.*.........................................        163,688
     2,600 Advanced Radio Telecom Corp.*.........................         37,375
     5,200 Alliant Communications, Inc.,
            Class - A............................................        240,175
     1,000 Associated Group, Inc.,
            Class - A*...........................................         65,125
     2,900 Aware, Inc.*..........................................        133,763
     4,100 Cellstar Corp.*.......................................         32,288
     1,500 Cellular Comm Of Puerto Rico, Inc.*...................         42,750
       200 Commonwealth Telephone Enterprises, Inc.*.............          8,088
     5,400 Commscope, Inc.*......................................        166,050
     5,750 DSP Communications, Inc.*.............................        166,031
     3,200 IXC Communications, Inc.*.............................        125,800
    14,700 NTL, Inc.*............................................      1,266,955
     4,400 Plantronics, Inc.*....................................        286,550
     1,700 Powerwave Technologies, Inc.*.........................         54,825
    17,900 SkyTel Communications, Inc.*..........................        374,781
    20,000 Western Wireless Corp., Class - A*....................        540,000
                                                                    ------------
                                                                       3,704,244
                                                                    ------------
           Textiles & Apparel -- 0.21%
     1,250 Authentic Fitness Corp................................         21,875
     1,500 G & K Services, Inc., Class - A.......................         78,562
     1,203 Jones Apparel Group, Inc.*............................         41,266
     2,100 Kellwood Co...........................................         56,963
     2,500 Oshkosh B'Gosh, Inc...................................         52,813

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Textiles & Apparel (continued)
     7,650 Polo Ralph Lauren Corp.*..............................   $    145,349
     1,950 Quiksilver, Inc.*.....................................         50,822
                                                                    ------------
                                                                         447,650
                                                                    ------------
           Tobacco -- 0.05%
     3,500 Universal Corp........................................         99,531
                                                                    ------------
           Transportation -- 1.45%
     7,600 Air Express International Corp........................        192,850
     1,700 AirTran Holdings, Inc.*...............................          9,775
     4,500 Alexander & Baldwin, Inc..............................        100,125
     1,000 American Freightways Corp.*...........................         19,563
       400 Amtran, Inc.*.........................................          9,850
     2,400 Arnold Industies, Inc.................................         37,050
     4,300 Atlas Air, Inc........................................        138,675
     3,500 CH Robinson Worldwide, Inc............................        128,625
     1,200 Coach USA, Inc.*......................................         50,325
     3,000 Eagle USA Airfreight, Inc.*...........................        127,313
     3,700 Fritz Companies, Inc.*................................         39,775
     4,000 Landstar System, Inc.*................................        144,375
     1,500 Mesaba Holdings, Inc.*................................         19,125
    10,250 Midwest Express Holdings, Inc.*.......................        348,499
    20,000 Motivepower Industries, Inc.*.........................        354,999
     3,700 MS Carriers, Inc.*....................................        109,728
     5,200 Overseas Shipholding Group, Inc.......................         66,950
     5,600 Pittston BAX Group....................................        149,800
     3,800 Skywest, Inc..........................................         94,763
    14,950 Swift Transportation Co., Inc.*.......................        328,900
     6,100 U.S. Freightways Corp.................................        282,506
     8,150 Werner Enterprises, Inc...............................        169,113
     7,500 Wisconsin Central Transportation Corp.*...............        141,563
                                                                    ------------
                                                                       3,064,247
                                                                    ------------
           Waste Disposal -- 0.14%
       800 IMCO Recycling, Inc...................................         13,950
     2,300 Ionics, Inc.*.........................................         83,950
     5,600 Safety-Kleen Corp.....................................        101,500
     3,100 Superior Services, Inc.*..............................         82,731
       850 U.S. Liquids, Inc.*...................................         17,744
                                                                    ------------
                                                                         299,875
                                                                    ------------
           Total -- Geewax, Terker & Co. (cost $86,464,288)......     90,112,500
                                                                    ------------
           Total -- Common Stocks (cost $176,823,807)............    201,195,056
                                                                    ------------

 Shares or
 Principal                        Security                           Value
   Amount                       Description                         (Note 2)
 ---------                      -----------                         --------
            Depositary Receipts -- 3.66%
            Geewax, Terker & Co. -- 3.66%
            S&P Mid Cap 400 -- 3.66%
     98,536 S&P 400 Mid-Cap Depository Receipt.................   $  7,722,759
                                                                  ------------
            Total -- Depositary Receipts (cost $7,538,065).....      7,722,759
                                                                  ------------
            Preferred Stocks -- 0.05%
            Geewax, Terker & Co. -- 0.05%
            Banking -- 0.05%
      8,300 Harbor Florida Bancshares, Inc.....................        101,675
                                                                  ------------
            Total -- Preferred Stocks (cost $100,362)..........        101,675
                                                                  ------------
            Short-Term Investments -- 1.58%
            Frontier Capital Management Co. -- 0.78%
 $1,650,432 Bankers Trust Co., Repurchase Agreement, dated
            6/30/99, due 7/1/99 at 4.20% with a maturity value
            of 1,650,625 (Collateralized by 1,388,000 U.S.
            Treasury bonds 8.125%, 5/15/21; market value
            1,704,637).........................................      1,650,432
                                                                  ------------
            Geewax, Terker & Co. -- 0.80%
  1,689,154 Bankers Trust Co., Repurchase Agreement, dated
            6/30/99, due 7/1/99 at 4.20% with a maturity value
            of 1,689,348 (Collateralized by 1,421,000 U.S.
            Treasury bonds 8.125%, 5/15/21; market value
            1,745,166).........................................      1,689,154
                                                                  ------------
            Total -- Short-Term Investments (cost $3,339,586)..      3,339,586
                                                                  ------------
            Total Investments (cost $187,801,820) (a) --
              100.77%..........................................    212,359,076
            Liabilities in Excess of Other Assets -- (0.77)%...     (1,622,444)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $210,736,632
                                                                  ============

--------
* Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $424,746. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $ 37,365,102
   Unrealized depreciation........................................  (13,232,592)
                                                                   ------------
   Net unrealized appreciation.................................... $ 24,132,510
                                                                   ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common/Preferred Stocks,
            Rights & Warrants -- 97.88%
           Australia -- 5.58%
    46,200 Amcor Ltd. (Forest Products)..........................   $    256,826
    56,200 Amp Ltd. (Insurance)..................................        614,417
    21,800 Brambles Industries Ltd. (Services)...................        574,330
   121,500 Broken Hill Proprietary Co. Ltd.
            (Metals - Diversified)...............................      1,407,460
       514 Coca-Cola Amatil Ltd. (Beverages).....................          2,072
   170,700 CSR Ltd. (Industrial).................................        488,134
   170,500 David Jones Ltd. (Retail Store).......................        167,035
    46,582 Lend Lease Corp. Ltd. (Real Estate)...................        639,604
   111,000 National Australia Bank Ltd. (Financial)..............      1,836,896
   178,274 News Corp Ltd. (Publishing & Printing)................      1,521,117
    68,276 News Corp. Ltd. Pfd. (Publishing & Printing)..........        520,194
    28,000 Orica Ltd. (Manufacturing -Diversified)...............        152,928
    26,300 Pacific Dunlop Ltd. (Holding Company).................         37,952
   234,037 Qantas Airways Ltd. (Transportation)..................        773,049
   107,333 QBE Insurance Group Ltd. (Insurance)..................        408,529
    48,750 Rio Tinto Ltd. (Mining)...............................        799,388
   115,200 Santos Ltd. (Oil & Gas)...............................        377,467
   312,700 Telstra Corp. (Telecommunications)....................      1,791,914
   182,000 Westpac Banking Corp. (Financial).....................      1,180,645
    95,600 WMC Ltd. (Metals - Diversified).......................        410,700
   102,200 Woolworths Ltd. (Food - Retail).......................        339,945
                                                                    ------------
                                                                      14,300,602
                                                                    ------------
           Austria -- 0.14%
     6,100 Austria Tabakwerke AG (Tobacco).......................        355,456
                                                                    ------------
           Belgium -- 1.26%
    77,530 Fortis, Class - B (Financial Services)................      2,434,807
    13,274 Kredietbank NPV (Financial Services)..................        787,185
                                                                    ------------
                                                                       3,221,992
                                                                    ------------
           Canada -- 2.32%
    28,600 Agrium, Inc. (Agriculture -Supplier)*.................        249,284
    13,700 Alcan Aluminium Ltd. (Metals - Diversified)*..........        432,753
     9,000 Bank of Montreal (Financial)*.........................        325,338
     8,900 Canadian National Railway Co. (Railroad)*.............        594,736
    27,000 Canadian Pacific Ltd.
            (Transportation - Rail)*.............................        638,514

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Canada (continued)
    22,800 Hudson's Bay Co. (Retail -Department Stores)*.........   $    254,189
    14,000 Imasco Ltd. (Tobacco)*................................        375,541
    18,400 Imperial Oil Canada Ltd. (Oil & Gas)*.................        348,108
     3,500 Magna International, Inc., Class - A (Auto Related)*..        197,111
     8,800 Newbridge Networks Corp.
            (Telecommunication Services)*(b).....................        249,730
    14,362 Nova Corp. (Chemicals)*...............................        334,790
     3,600 Potash Corp. of Saskatchewan (Agriculture)*...........        185,230
    10,500 Royal Bank Of Canada (Financial)*.....................        461,149
     5,100 Seagram Co. Ltd. (Wine & Spirits)*....................        252,760
    19,700 Shaw Communications, Inc., Class - B (Cable TV)*......        529,105
    26,012 Transcanada Pipelines Ltd. (Utilities)*...............        364,695
     8,000 Westcoast Energy, Inc. (Utilities)*...................        156,216
                                                                    ------------
                                                                       5,949,249
                                                                    ------------
           Denmark -- 0.37%
    19,180 Tele Danmark A/S, Class - B (Telecommunications)......        944,197
                                                                    ------------
           Finland -- 1.98%
   185,900 Merita Ltd. (Banking).................................      1,056,424
    27,500 Nokia Oyj, Class - A (Telecommunications).............      2,410,788
    51,800 UPM-Kymmene (Paper Products)..........................      1,602,723
                                                                    ------------
                                                                       5,069,935
                                                                    ------------
           France -- 8.97%
    33,340 Aerospatiale-Matra (Aerospace/Defense)*...............        768,512
    49,950 Air France (Airlines).................................        891,228
     8,185 Air Liquide (Chemicals - Specialty)...................      1,287,348
    14,521 Banque Nationale de Paris (Financial).................      1,210,084
     7,500 Carrefour SA (Food - Retail)..........................      1,102,259
     5,676 Cie de St. Gobain (Compagniede).......................        904,437
    23,190 France Telecom SA (Telecommunications)................      1,751,926
     6,190 Groupe Danone (Food Products & Services)..............      1,596,019
     8,421 Lyonnaise des Eaux Dumez (Environmental)..............      1,519,011
    15,094 Michelin, Class - B (Tire & Rubber)...................        617,553
    22,688 Rhone Poulenc Ord. (Pharmaceuticals)..................      1,036,825
    46,200 Seita (Tobacco).......................................      2,668,316

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                             Value
  Shares                         Description                          Note 2)
  ------                         -----------                          -------
           Common/Preferred Stocks,
            Rights & Warrants  (continued)
           France (continued)
     6,084 Societe Generale (Financial)..........................   $  1,072,355
    14,310 Societe Nationale Elf Aquitane
            (Oil & Gas)..........................................      2,100,157
    51,710 Thomson CSF (Defense).................................      1,797,264
    11,227 Total Co., Class B (Oil & Gas)........................      1,448,533
    14,782 Vivendi (Commercial Services)*........................      1,197,516
                                                                    ------------
                                                                      22,969,343
                                                                    ------------
           Germany -- 10.96%
     8,223 Allianz AG Holdings (Multi-Line Insurance)*...........      2,298,301
    79,790 Bayer AG (Chemicals)..................................      3,320,469
    48,900 Continental AG (Tire & Rubber)........................      1,159,963
    26,161 DaimlerChrysler AG (Automobiles)......................      2,285,310
    47,181 Deutsche Bank AG (Financial)..........................      2,875,822
    53,250 Deutsche Telekom AG (Telecommunications)..............      2,237,972
    47,400 Dresdner Bank AG (Banking)............................      1,843,007
    18,430 Mannesmann AG (Machinery).............................      2,756,137
     2,300 SAP AG (Business & Public Services)...................        788,727
    43,050 Siemens AG (Manufacturing)............................      3,321,101
    74,682 Veba AG (Utilities)...................................      4,405,745
    12,170 Volkswagen AG (Automobiles)*..........................        785,352
                                                                    ------------
                                                                      28,077,906
                                                                    ------------
           Italy -- 2.55%
    48,750 Assic Generali (Insurance)............................      1,689,356
       400 ENI -  ADR (Oil)......................................         24,000
   410,000 Ente Nazionale Idrocarburi (Insurance)................      2,448,330
   426,317 Montedison Spa (Chemicals)............................        694,699
   107,700 Rinascente (Retail - Department Stores)...............        815,303
    62,903 San Paolo - Imi Spa (Banking).........................        856,353
                                                                    ------------
                                                                       6,528,041
                                                                    ------------
           Japan -- 23.30%
    13,100 Acom Co. Ltd. (Financial Services)....................      1,131,738
    68,000 Amada (Hand/Machine Tools)............................        480,655
   112,000 Bank Of Tokyo - Mitsubishi (Financial - Banking)......      1,595,370
    35,000 Bridgestone Corp. (Industrial Components).............      1,059,028
    55,000 Canon, Inc. (Business Equipment)......................      1,582,341
    63,000 Citizen Watch Co. (Jewelry)...........................        546,875
    62,000 Dai Nippon Printing (Printing & Publishing)...........        991,815
    56,000 Daiichi Pharmaceuticals (Pharmaceuticals).............        869,444

                                   Security
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Japan (continued)
   132,000 Daikin Kogyo Co. (Machinery & Engineering).............  $  1,533,234
    33,000 Daiwa House Industries (Manufacturing/Housing).........       347,297
    57,000 Denso Corp. (Auto Parts)...............................     1,159,226
       195 East Japan Railway Co. (Railroads).....................     1,047,867
    27,300 Fanuc Co. (Electronic Components)......................     1,467,014
    18,000 Fuji Photo Film Ltd. (Photo Equipment).................       681,548
   114,000 Fujitsu (Computer Equipment)...........................     2,294,891
    48,000 Honda Motor Co. (Auto Related).........................     2,035,714
    15,000 Hoya Corp. (Electrical Components).....................       846,974
    33,000 Ito Yokado Co. (Retail - Grocery)......................     2,209,822
    67,000 Kaneka Corp. (Chemicals)...............................       631,448
    44,000 Kao Corp. (Food & Household Products)..................     1,236,772
    74,000 Kirin Brewery Co. Ltd. (Brewery).......................       887,070
    23,000 Kokuyo (Office/Business)...............................       370,784
    82,000 Kuraray Co. Ltd. (Chemicals)...........................       987,037
    36,000 Marui (Retail).........................................       595,238
    80,000 Matsushita Electric Co. (Electronic Components)........     1,554,233
   221,000 Mitsubishi Corp. (Distribution/Wholesale)..............     1,498,181
   128,000 Mitsubishi Estate Co. Ltd. (Real Estate)...............     1,249,735
   110,000 NGK Insulators (Industrial Components).................     1,149,471
     7,700 Nintendo (Toys)........................................     1,082,813
    53,000 Nippon Meat Packers (Food Processing)..................       692,295
   466,000 Nippon Steel Corp. (Steel).............................     1,082,556
       293 Nippon Telegraph & Telephone
            Corpo. (Telephone)....................................     3,415,427
   117,000 Nomura Securities Co. Ltd. (Financial Services)........     1,370,610
   112,000 Obayashi Corporation (Building & Construction).........       563,889
   311,000 Osaka Gas Corp. (Utilities)............................     1,056,721
    49,000 Sankyo Pharmaceutical (Pharmaceuticals)................     1,235,532
    78,000 Sanwa Bank (Banking)...................................       768,006
    16,000 Secom Co. Ltd. (Business & Public Services)............     1,666,666
     9,000 Sega Enterprise (Electronic Components)*...............       119,122
    74,000 Sekisui House (Manufacturing/Housing)..................       798,975
    13,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)................       435,268

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                            Value
  Shares                        Description                          (Note 2)
  ------                        -----------                          --------
           Common/Preferred Stocks,
            Rights & Warrants  (continued)
           Japan (continued)
    15,500 Sony Corp. (Electrical & Electronics)................   $  1,672,248
    80,000 Sumitomo Bank Ltd. (Banking).........................        992,725
   177,000 Sumitomo Chemical Co. (Chemicals)....................        812,128
    74,000 Sumitomo Electric (Metal Fabricate/Hardware).........        841,799
    42,000 Takeda Chemical Industries (Pharmaceuticals).........      1,947,918
    12,000 TDK Corp. (Electrical & Electronics).................      1,098,214
    62,000 Tokio Marine & Fire (Insurance)......................        674,024
    69,700 Tokyo Electric Power (Utilities).....................      1,472,251
   163,000 Toshiba Corp. (Electrical & Electronics).............      1,162,938
    63,000 Toyota Motor Corp. (Auto Related)....................      1,994,792
    40,000 Yamato Transport Co. Ltd. (Transport - Services).....        697,751
                                                                   ------------
                                                                     59,695,490
                                                                   ------------
           Malaysia -- 0.04%
    23,000 Malayan Banking (Financial)..........................         69,009
     7,000 Nestle Malaysia (Food Processing)....................         27,635
                                                                   ------------
                                                                         96,644
                                                                   ------------
           Netherlands -- 4.77%
   158,900 Elsevier (Publishing & Printing).....................      1,843,673
    12,275 Heineken NV (Brewery) (b)............................        628,562
    69,479 ING Groep NV (Financial).............................      3,762,012
    43,548 Koninklijke KPN NV (Telecommunications)..............      2,043,558
    42,280 Royal Dutch Petroleum (Oil & Gas)....................      2,476,799
    21,764 Unilever NV (Consumer Goods).........................      1,466,870
                                                                   ------------
                                                                     12,221,474
                                                                   ------------
           New Zealand -- 0.92%
   116,000 Auckland International Airport Ltd. (Business &
            Public Services)....................................        178,121
   161,500 Carter Holt Harvey (Forest Products & Papers)........        193,259
   253,900 Fletcher Challenge Paper Ltd. ADR (Forest Products &
            Papers).............................................        189,558
   123,900 Lion Nathan Ltd. (Brewery)...........................        296,531
     3,500 New Zealand Telecom - ADR (Telecommunications)*......        122,281
   322,400 Telecom Corp. of New Zealand (Telecommunications)....      1,382,739
                                                                   ------------
                                                                      2,362,489
                                                                   ------------
           Norway -- 0.38%
    10,700 Norsk Hydro ASA (Manufacturing - Diversified)........        403,979

                                  Security                            Value
  Shares                        Description                          (Note 2)
  ------                        -----------                          --------
           Norway (continued)
    15,200 Norske Skogindustrier ASA (Paper & Related
            Products)...........................................   $    560,351
                                                                   ------------
                                                                        964,330
                                                                   ------------
           Portugal -- 0.41%
    58,700 Electricidade De Portugal SA (Utilities).............      1,057,036
                                                                   ------------
           Singapore -- 0.89%
    92,671 Singapore Press Holdings Ltd. (Broadcasting &
            Publishing).........................................      1,578,630
   102,000 United Overseas Bank Ltd. (Financial Services).......        712,993
                                                                   ------------
                                                                      2,291,623
                                                                   ------------
           Spain -- 2.18%
    14,365 Banco Popular Espanol (Financial)....................      1,033,373
   162,367 Banco Santander Central Hisp (Banking)...............      1,691,325
    52,463 Endesa-Empresa Nacional de Electric (Utilities)......      1,118,951
    35,877 Telefonica S.A. (Telecommunications).................      1,728,357
                                                                   ------------
                                                                      5,572,006
                                                                   ------------
           Sweden -- 2.58%
    98,910 Electroloux AB, Class - B (Appliances)...............      2,072,511
    50,250 Ericsson LM, Class - B (Telecommunications)..........      1,611,904
    91,160 Investor AB, Class - B (Investment Company)..........      1,019,447
   117,290 Nordbanken Holding AB (Holding Company)..............        686,205
   345,170 Swedish Match AB (Tobacco)...........................      1,231,154
                                                                   ------------
                                                                      6,621,221
                                                                   ------------
           Switzerland -- 5.22%
     1,065 Adecco SA (Human Resources/Employment Services)......        570,915
       891 Holderbank (Building Materials & Components).........      1,052,182
     2,005 Nestle SA (Food Processing)..........................      3,614,135
     2,101 Novartis AG (Pharmaceuticals)........................      3,069,226
       260 Roche Holding AS - Genusshein (Pharmaceuticals)......      2,673,789
       178 Schw Rueckversicherungs (Insurance)..................        339,069
     5,479 Swisscom AG-REG (Telecommunications).................      2,062,691
                                                                   ------------
                                                                     13,382,007
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common/Preferred Stocks,
            Rights & Warrants  (continued)
           United Kingdom -- 23.06%
   113,150 Allied Zurich PLC (Insurance)........................  $  1,423,119
     3,000 Astrazeneca PLC (Pharmaceuticals)....................       116,105
    33,252 Astrazeneca PLC (Pharmaceuticals)....................     1,295,618
    58,000 Barclays PLC (Banking)...............................     1,688,557
   132,000 BOC Group PLC (Chemicals)............................     2,581,378
    95,000 Boots Co. PLC (Merchandising)........................     1,128,919
    35,000 British Aerospace PLC (Aerospace/Defense)............       227,278
   143,000 British Airways PLC (Airlines).......................       987,230
   248,133 British Petroleum Co. PLC
            (Oil & Gas).........................................     4,449,395
    97,000 British Telecom PLC (Telecommunications).............     1,626,151
   248,053 Charter (Multi - Industries).........................     1,443,533
   582,400 Coats Viyella (Textiles & Apparel)...................       463,841
   160,161 Diageo PLC (Wine & Spirits)..........................     1,673,396
   594,000 FKI PLC (Electronics)................................     1,836,109
   301,700 General Electric PLC (Electrical & Electronics)......     3,078,474
   115,800 Glaxo Welcome PLC (Pharmaceuticals)..................     3,219,711
   152,700 Greenalls Group PLC (Hotels/Restaurants).............       857,324
   283,200 House Of Fraser (Retail -Department Stores)..........       388,569
   245,700 Lloyds TSB Group PLC (Financial).....................     3,332,419
   546,100 Marks & Spencer PLC (Retail -Department Stores)......     3,160,778
   350,100 Mirror Group PLC (Publishing & Printing).............     1,366,543
   226,000 National Power PLC (Utilities).......................     1,646,669
   196,000 Nycomed Amersham PLC (Health & Personal Care)........     1,363,172
    68,305 Peninsular & Oriental Steam Navigation Co.
            (Transportation)....................................     1,026,061
   190,500 Prudential Corp. PLC (Insurance).....................     2,806,064
    91,000 Reckitt & Colman (Household Products)................       949,352
   170,000 Reed International PLC
            (Publishing - Books)................................     1,134,754
   172,100 Rio Tinto PLC (Mining)...............................     2,886,518
   233,500 RJB Mining PLC (Mining)..............................       195,173

 Shares or
 Principal                        Security
   Amount                       Description                         (Note 2)
 ---------                      -----------                         --------
            United Kingdom (continued)
     89,164 Royal & Sun Alliance Insurance Group PLC
             (Insurance).......................................   $    800,122
     65,000 Sainsbury (J) PLC (Merchandising)..................        410,043
    241,400 Scottish Hydro (Utilities -Electrical).............      2,470,802
    887,800 Tesco (Retail - Grocery)...........................      2,285,727
     75,466 Thames Water PLC (Utilities).......................      1,197,306
    115,000 Unilever PLC (Consumer Goods)......................      1,023,806
    176,000 United News & Media PLC (Publishing - Newspapers)..      1,693,162
    120,000 Yorkshire Water PLC (Utilities)....................        840,273
                                                                  ------------
                                                                    59,073,451
                                                                  ------------
            Total -- Common/Preferred Stocks, Rights & Warrants
             (cost $229,306,828)                                   250,754,492
                                                                  ------------
            Short-Term Investments -- 3.36%
            United States -- 3.36%
 $  997,831 Bankers Trust Co., Cash Sweep......................        997,831
  7,600,000 Bankers Trust Co., 5.00%, 7/2/99...................      7,600,000
                                                                  ------------
            Total -- Short-Term Investments (cost $8,597,831)..      8,597,831
                                                                  ------------
            Total Investments (cost $237,904,659) (a) --
              101.24%..........................................    259,352,323
                                                                  ------------
            Liabilities in Excess of
             Other Assets -- (1.24)%...........................     (3,175,101)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $256,177,222
                                                                  ============

--------
* Non-income producing securities.

ADR--American Depository Receipt
PLC--Public Liability Company

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $375,293 and by the amount of market to market adjustment for passive foreign investment companies of $575,599. Cost for federal income tax purposes differs from value of net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $ 32,376,829
   Unrealized depreciation........................................  (11,880,057)
                                                                   ------------
   Net unrealized appreciation.................................... $ 20,496,772
                                                                   ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 1999

     Contract                                               Value on
      Amount                                   Settlement Origination     Value on     Appreciation
 (Local Currency) Forward Exchange Contracts      Date        Date        06/30/99    (Depreciation)
 ---------------- --------------------------   ---------- ------------  ------------  --------------
                   Currency Purchased
      18,800,000   Australian Dollar.......     8/19/99   $ 12,215,312  $ 12,451,155   $   235,843
       5,000,000   Canadian Dollar.........     8/19/99      3,353,454     3,380,434        26,980
      17,400,000   Euro....................     8/19/99     18,911,152    18,008,694      (902,458)
      69,000,000   Swedish Krone...........     8/19/99      8,743,193     8,146,207      (596,986)
       3,800,000   Swiss Franc.............     8/19/99      2,615,606     2,458,751      (156,855)
                                                          ------------  ------------   -----------
                   Total Currency Purchased               $ 45,838,717  $ 44,445,241   ($1,393,476)
                                                          ============  ============   ===========
                   Currency Sold
    (15,100,000)   British Pound...........     8/19/99   ($24,455,823) ($23,821,543)  $   634,280
 (2,475,000,000)   Japanese Yen............     8/19/99    (21,074,604)  (20,602,680)      471,924
                                                          ------------  ------------   -----------
                   Total Currency Sold                    ($45,530,427) ($44,424,223)  $ 1,106,204
                                                          ============  ============   ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Limited Duration Municipal Bond Portfolio
Portfolio of Investments -- June 30, 1999

 Principal                 Security                        Maturity    Value
   Amount                 Description                Rate    Date    (Note 2)
 ---------                -----------                ----  --------  --------
            Municipal Bonds -- 90.99%
            Alabama -- 1.44%

 $  195,000 Alabama Housing Finance Authority
             (GNMA/FNMA)..........................   5.100 10/1/99  $   195,723
    275,000 Birmingham, Alabama North Medical
             Clinic, ETM..........................   6.625  4/1/00      281,171
    180,000 Pell City Alabama Industrial
             Development, Shelby Steel
             Fabricators, AMT (LOC)...............   7.700  9/1/01      180,722
                                                                    -----------
                                                                        657,616
                                                                    -----------
            Arizona -- 1.04%
     75,000 Arizona Health Facilities Authority
             Hospital, ETM........................   6.250  9/1/11       79,594
     90,000 Maricopa County Arizona Industrial
             Development Authority, Housing
             Facility Revenue, ETM................   6.750 12/1/03       93,375
    300,000 Valley Housing Development Revenue,
             Section 8 Assistance.................   8.000 10/1/20      300,222
                                                                    -----------
                                                                        473,191
                                                                    -----------
            Arkansas -- 1.67%
     70,000 Arkansas State Development Finance
             Authority (FHA)......................   8.000 8/15/11       73,850
    425,000 Rogers Arkansas Sales & Use Tax
             Revenue..............................   5.000 11/1/15      411,188
    197,037 Springdale Arkansas Residential
             Housing, Series A (FNMA).............   7.650  9/1/11      207,381
     70,000 Washington County Hospital Revenue,
             ETM (AMBAC)..........................   6.500  1/1/00       70,550
                                                                    -----------
                                                                        762,969
                                                                    -----------
            California -- 1.10%
    500,000 Fresno California Multi-Family
             Housing, Mandatory Tender, 4/1/00 @
             100..................................   5.000  4/1/00      500,400
                                                                    -----------
            Colorado -- 2.62%
    180,000 Aurora Colorado Housing Authority,
             Single Family Mortgage Revenue.......   7.300  5/1/10      186,975
    145,000 Colorado Housing Finance Authority,
             AMT..................................   6.850  8/1/22      147,307
    300,000 Colorado Housing Financial Authority,
             Revenue..............................   4.375 10/1/06      297,993
    500,000 Colorado Housing Financial Authority,
             Revenue..............................   4.875  4/1/07      498,125
     60,000 Commerce City Colorado Single Family
             Housing, Series A....................   6.875  3/1/12       62,100
                                                                    -----------
                                                                      1,192,500
                                                                    -----------
            Connecticut -- 0.27%
    120,000 Connecticut State Resource Recovery
             Authority............................   7.625  1/1/09      122,838
                                                                    -----------
            Delaware -- 1.86%
    745,000 Delaware State Economic Development
             Authority Revenue, Peninsula United,
             Series B, Weekly Floater (LOC).......   3.650  5/1/15      745,000
     95,000 Delaware Transit Authority, ETM.......   9.000  7/1/01      100,700
                                                                    -----------
                                                                        845,700
                                                                    -----------
            Florida -- 1.38%
    140,000 Dade County, Florida Entitlement
             Revenue, Prerefunded 2/1/00 @ 103
             (AMBAC)..............................   9.750  2/1/00      148,960
    210,000 Dade County, Florida Health
             Facilities, Prerefunded 2/1/00 @102..   7.600  2/1/00      217,245
    248,259 Dade County, Florida Housing Finance
             Authority Single Mortgage Revenue,
             AMT (GNMA/FNMA)......................   6.100  4/1/27      261,293
                                                                    -----------
                                                                        627,498
                                                                    -----------
            Georgia -- 1.04%
     95,000 Cobb County, Georgia Water & Sewer,
             ETM..................................   9.500  1/1/02      102,244
     80,000 Fulton County Georgia Housing
             Authority, Single-Family Revenue, AMT
             (GNMA)...............................   6.200  3/1/13       82,100
    290,000 Gwinnett County, Development
             Authority, AMT (LOC).................   4.050  3/1/00      290,432
                                                                    -----------
                                                                        474,776
                                                                    -----------
            Illinois -- 4.96%
    270,000 Bloomingdale, Illinois Water & Sewer
             (MBIA)...............................   7.800  5/1/06      273,599
    550,000 Illinois Health Facilities Authority
             Revenue, Community Hospital of Ottawa
             Project..............................   6.750 8/15/14      595,375

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Limited Duration Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                        Maturity    Value
   Amount                Description                 Rate    Date    (Note 2)
 ---------               -----------                 ----  --------  --------
            Municipal Bonds (continued)
            Illinois (continued)

 $  100,000 Illinois State, General Obligation
             Bonds...............................    4.750   8/1/99 $   100,098
    295,000 McDonough County, Hospital District..    4.100   7/1/99     295,000
    500,000 Palatine Illinois Tax Increment
             Revenue.............................    5.250   1/1/17     490,000
    500,000 St. Clair County Public Building
             Revenue, ETM (MBIA).................    8.000  12/1/05     507,645
                                                                    -----------
                                                                      2,261,717
                                                                    -----------
            Indiana -- 4.75%
    225,000 Adams County Industrial Economic
             Development Revenue, AMT (LOC)......    7.450   6/1/00     228,056
    915,000 Clark County Indiana Hospitals
             Association (MBIA)..................    4.650   3/1/07     900,131
  1,000,000 Mun-Del Building Corp. (AMBAC).......    7.000   1/5/05   1,036,000
                                                                    -----------
                                                                      2,164,187
                                                                    -----------
            Iowa -- 2.82%
  1,300,000 Iowa Finance Authority Commercial
             Development Revenue (LOC)...........    4.350   8/1/03   1,283,750
                                                                    -----------
            Kansas -- 1.37%
    620,000 Manhattan Kansas Tax Increment
             Revenue, Central Business District
             Redevelopment, AMT (Asset GTY)......    5.000  12/1/02     625,425
                                                                    -----------
            Kentucky -- 0.12%
     55,000 Kentucky State Pollution Authority,
             ETM.................................    5.900   8/1/03      56,513
                                                                    -----------
            Louisiana -- 7.02%
    100,000 Calcasieu Parish Louisiana Public
             Transportation Authority............    6.375  11/1/02     103,625
     25,000 East Baton Rouge Parish Hospital,
             ETM.................................    6.200  10/1/02      25,625
  2,500,000 Louisiana Public Facility Authority
             Revenue, Series A-1, Mandatory Put
             6/1/02 @ 100 (AMBAC)................    5.000   6/1/02   2,543,749
    195,000 Parish of Ouachita Louisiana
             Industrial Development (LOC)........    4.300   8/1/99     195,088
    325,000 Parish of Ouachita Louisiana
             Industrial Development (LOC)........    4.800   8/1/02     326,625
                                                                    -----------
                                                                      3,194,712
                                                                    -----------
            Maine -- 0.22%
    100,000 Maine Finance Authority Revenue, AMT
             (FSA)...............................    5.200   7/1/18     100,500
                                                                    -----------
            Massachusetts -- 1.50%
    455,000 Massachusetts Finance Agency,
             Prerefunded 11/15/00 @ 102..........    8.400 11/15/00     484,006
    210,000 Massachusetts State Development
             Financial Agency (Asset GTY)........    4.550   9/1/08     199,763
                                                                    -----------
                                                                        683,769
                                                                    -----------
            Michigan -- 3.68%
      5,000 Michigan State Hospital Financial
             Authority Revenue, ETM..............    7.000   7/1/05       5,338
    465,000 Michigan State Housing Development
             Authority...........................   10.375   4/1/10     495,360
  1,065,000 Michigan State Housing Development
             Authority, Home Improvement, Series
             B, AMT..............................    7.650  12/1/12   1,093,903
     80,000 Michigan State Strategic Fund, AMT
             (FHA)...............................    6.000   2/1/00      80,813
                                                                    -----------
                                                                      1,675,414
                                                                    -----------
            Minnesota -- 2.65%
     50,000 Dakota County, Minnesota, AMT
             (GNMA/FNMA).........................    5.200  10/1/99      50,142
  1,145,000 Fridley Minnesota Community
             Development Revenue, Mandatory Put
             9/1/01 @100, AMT (LOC)..............    5.375   9/1/01   1,159,313
                                                                    -----------
                                                                      1,209,455
                                                                    -----------
            Missouri -- 0.57%
    245,000 St. Louis County, Single-Family
             Mortgage Revenue (AMBAC)............    9.250  10/1/16     258,169
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Limited Duration Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                        Maturity    Value
   Amount                 Description                Rate    Date    (Note 2)
 ---------                -----------                ----  --------  --------
            Municipal Bonds (continued)

            Nebraska -- 7.12%
 $  100,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC).......   3.900  3/15/00 $    99,779
    200,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.100  3/15/01     198,749
    310,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.200  3/15/02     306,899
    375,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.300  3/15/03     369,843
  1,000,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.750  3/15/09     967,499
    170,000 Consumer Public Power.................   5.100   1/1/03     170,507
    135,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   3.900  12/1/00     134,494
    155,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.200  12/1/03     151,900
    150,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.300  12/1/04     146,063
    170,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.400  12/1/05     164,688
    175,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.500  12/1/06     169,094
    185,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.600  12/1/07     178,063
    190,000 Fillmore County Nebraska Individual
             Development Revenue, AMT (LOC).......   4.700  12/1/08     182,163
                                                                    -----------
                                                                      3,239,741
                                                                    -----------
            Nevada -- 0.09%
     40,000 Washoe Nevada Housing and Finance
             (MBIA FHA221 (D) 4)..................   6.875   7/1/21      41,600
                                                                    -----------
            New Jersey -- 3.61%
  1,645,000 New Jersey Economic Development
             Authority Revenue, Optional Put
             12/1/02 @100.........................   4.950  12/1/28   1,645,000
                                                                    -----------
            New Mexico -- 0.55%
    250,000 Alamagordo Municipal School District,
             Prerefunded 7/15/99 @ 101............   7.125  7/15/99     252,728
                                                                    -----------
            New York -- 2.24%
    425,000 Amherst New York Individual
             Development Agency (LOC).............   4.500  10/1/00     425,531
    445,000 Amherst New York Individual
             Development Agency (LOC).............   4.650  10/1/01     445,556
    150,000 New York State Housing Finance
             Agency...............................   7.900  11/1/99     151,094
                                                                    -----------
                                                                      1,022,181
                                                                    -----------
            North Carolina -- 0.43%
    180,000 Surry County North Carolina Industrial
             Facility & Pollution Control
             Authority Revenue....................   9.250  12/1/02     195,300
                                                                    -----------
            Ohio -- 1.21%
    140,000 Lucas County Ohio Hospital Revenue,
             Prerefunded 11/15/99 @ 102 (MBIA)....   6.750 11/15/99     144,308
    160,000 Ohio Housing Financial Agency Single
             Family, Series A, AMT (GNMA).........   7.150   3/1/01     163,416
     95,000 Ohio State Air Quality Development
             Authority Revenue, ETM...............   7.875  11/1/00      97,969
    135,000 Ohio State Water Development Authority
             Revenue, ETM.........................   8.000  12/1/04     147,656
                                                                    -----------
                                                                        553,349
                                                                    -----------
            Oklahoma -- 2.11%
    305,000 Oklahoma State Industrial Authority
             Revenue, ETM.........................   6.250  10/1/02     309,194
    120,000 Tulsa Oklahoma Industrial Authority
             Revenue, ETM.........................   6.500   4/1/07     120,878
    500,000 Tulsa Oklahoma Municipal Airport,
             AMT..................................   7.600  12/1/30     532,500
                                                                    -----------
                                                                        962,572
                                                                    -----------
            Pennsylvania -- 14.20%
     40,000 Allegheny County Pennsylvania
             Hospital.............................   7.500   8/1/13      39,400
    135,000 Allegheny County Pennsylvania
             Residential Finance Authority
             Revenue, AMT (GNMA)..................   4.800  11/1/07     132,469
     90,000 Athens Pennsylvania Area School
             Authority, ETM.......................   6.250   4/1/02      94,500
    195,000 Beaver County Pennsylvania Industrial
             Development Authority................   6.000   5/1/07     195,289
    110,000 Catasauqua Pennsylvania Area School
             Authority, ETM.......................   8.400  2/15/01     115,088
    850,000 Clearfield Pennsylvania Hospital
             Authority Revenue, Clearfield
             Hospital Project.....................   6.875   6/1/16     913,749
    500,000 Dauphin County Pennsylvania General
             Authority, Sub-Series QQQ1-10,
             Mandatory, Tender 6/1/00 (AMBAC).....   4.250   6/1/00     502,810

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Limited Duration Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                        Maturity    Value
   Amount                Description                 Rate    Date    (Note 2)
 ---------               -----------                 ----  --------  --------
            Municipal Bonds (continued)
            Pennsylvania (continued)

 $   15,000 Edgewood Pennsylvania School
             District, ETM.......................    5.900   8/1/99 $    15,025
    495,000 Hampton Township Pennsylvania........    6.300   6/1/02     512,944
    825,000 Lehigh County Pennsylvania Individual
             Development Authority Revenue, ETM..    7.200 12/15/01     847,687
    300,000 Pennsylvania State, GO...............    6.375  9/15/12     319,125
    575,000 Pennsylvania State Finance Authority
             Revenue, Municipal Capital Imports
             Program, (Inv Ag Sun America).......    6.600  11/1/09     625,313
    220,000 Philadelphia Hospital & Higher
             Education Authority, Moss
             Rehabilitation Hospital Revenue
             (AMBAC).............................    6.900   7/1/00     227,295
    510,000 Philadelphia Muni Authority,
             Prerefunded 4/1/00 @ 100 (FGIC).....    7.800   4/1/00     525,759
     20,000 Radnor Township School Authority,
             ETM.................................    5.850 10/15/01      20,425
  1,000,000 Sayre Pennsylvania Health Care
             Facilities Authority (AMBAC)........    6.800   3/1/03   1,054,999
    110,000 Scranton Pennsylvania (Asset GTY)....    4.200 11/15/99     110,351
    205,000 William Penn School District, ETM....    8.000   8/1/00     214,481
                                                                    -----------
                                                                      6,466,709
                                                                    -----------
            Puerto Rico -- 0.03%
     15,000 Puerto Rico Commonwealth Aquaduct &
             Sewer Authority Revenue, ETM........    7.875   7/1/99      15,000
                                                                    -----------
            South Carolina -- 2.16%
  1,000,000 York County South Carolina Industrial
             Revenue, AMT........................    5.700   1/1/24     982,500
                                                                    -----------
            Tennessee -- 2.63%
    400,000 Fayetteville & Lincoln Tennessee
             Industrial Development Board, AMT
             (LOC)...............................    5.000   6/1/01     402,000
    140,000 Metro Government Nashville & Davidson
             County Industrial Development Board
             Revenue (FHA 221 (D) 4).............    6.250   7/1/02     144,725
    265,000 Metro Government Nashville & Davidson
             County Industrial Development Board
             Revenue (FHA 221 (D) 4).............    6.250   7/1/02     273,281
    365,000 Shelby County Tennessee Health &
             Housing (Asset GTY).................    6.000  10/1/02     378,688
                                                                    -----------
                                                                      1,198,694
                                                                    -----------
            Texas -- 3.51%
    105,000 Austin Texas Water, Sewer & Electric,
             Revenue Bonds.......................   14.000 11/15/01     118,256
  1,250,000 Port of Bay City Authority, Texas
             Matagorda County, AMT...............    6.500   5/1/26   1,317,188
    165,000 Texas Water Resource Financial
             Authority, (AMBAC), ETM.............    7.000  8/15/99     165,630
                                                                    -----------
                                                                      1,601,074
                                                                    -----------
            Virginia -- 2.27%
    250,000 Newport News Virginia New Publishing
             Housing Authority Revenue, Mandatory
             Put 9/1/99 @ 100, AMT...............    7.125   9/1/99     249,990
    500,000 Virginia Beach, GO...................    5.700  10/1/00     507,270
    275,000 Virginia State Water & Sewer Revenue,
             Series B............................    8.700  11/1/11     279,166
                                                                    -----------
                                                                      1,036,426
                                                                    -----------
            Washington -- 6.50%
  1,750,000 Washington State Health Care
             Facilities Authority Revenue (LOC)..    7.875  12/1/09   1,837,499
  1,150,000 Washington State Housing Finance
             Community, Mandatory Put 7/1/08
             @100, AMT (LOC).....................    4.900   7/1/08   1,125,563
                                                                    -----------
                                                                      2,963,062
                                                                    -----------
            Wisconsin -- 0.25%
     25,000 Madison Wisconsin Hospital Revenue,
             ETM.................................    7.000   6/1/00      25,610
     90,000 Wisconsin Housing & Economic
             Development Authority, AMT..........    7.300   9/1/99      90,259
                                                                    -----------
                                                                        115,869
                                                                    -----------
            Total Municipal Bonds (cost
             $41,677,294)........................                    41,462,904
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Limited Duration Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

                                  Security                            Value
   Shares                        Description                        (Note 2)
   ------                        -----------                        --------

            Money Market Mutual Funds -- 9.20%
  2,250,000 Provident Institutional Muni-Cash Fund..............   $ 2,250,000
  1,940,076 SEI Tax-Exempt Trust Money Market Fund..............     1,940,076
                                                                   -----------
            Total -- Money Market Mutual Funds (cost
             $4,190,076)........................................     4,190,076
                                                                   -----------
            Total Investments (cost $45,867,370) (a) --
              100.19%...........................................    45,652,980
                                                                   -----------
            Liabilities in Excess of Other Assets -- (0.19)%....       (86,102)
                                                                   -----------
            Total Net Assets -- 100.00%.........................   $45,566,878
                                                                   ===========

--------
(a) Represents cost for federal income tax purposes and differs from value of net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................... $ 183,322
   Unrealized depreciation...........................................  (397,712)
                                                                      ---------
   Net unrealized depreciation....................................... $(214,390)
                                                                      =========

AMT--Alternative Minimum Tax
AMBAC--AMBAC Indemnity Corporation
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GIC--Guaranteed Investment Contract
GNMA--Government National Mortgage Association
GO--General Obligation
GTY--Guaranteed
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Asset Backed Securities -- 18.14%
 $1,125,000 ARG Funding Corp., Series 1999-1A,
            A3 ...............................    6.020    5/20/05 $  1,105,380
    625,000 Chemical Master Credit Card Trust,
            Series 1995-3, Class A............    6.230    4/15/05      620,113
  1,528,308 Contimortgage Home Equity Loan
            Trust, Series 1997-3, A4..........    6.820    5/15/12    1,526,734
    400,000 Contimortgage Home Equity Loan
            Trust, Series 1998-1, A3..........    6.220    1/15/13      399,428
  1,375,000 Contimortgage Home Equity Loan
            Trust, Series 1998-1, A7..........    6.870   12/15/22    1,357,043
  1,475,000 Diversified Reit Trust, Series
            1999-1a, A2                           6.780    3/18/11    1,438,355
  1,650,000 Franklin Auto Loan Funding LLC,
            Series 1999-1, A3.................    5.930    6/18/03    1,639,171
    370,000 Green Tree Home Improvement Loan
            Trust, Series 1996 F/HEA3.........    6.900    1/15/28      372,819
    430,000 Green Tree Home Improvements Loan
            Trust, Series 1998-E, HIB1........    7.790    2/15/15      419,749
  1,500,000 Household Automobile Revolving,
            Series 1999-1, A3.................    6.330    6/17/01    1,505,859
    425,000 Household Automobile Revolving,
            Series 1999-1, A4.................    6.650    4/17/06      430,379
    393,921 Leasing Solution Leasing Trust 98-
            1 A2..............................    5.780    9/20/03      393,921
    319,416 Lehman Home Equity Loan Trust,
            Series 1995-7, A3.................    6.840    3/25/12      319,978
  1,275,000 MMCA Automobile Trust, Series
            1999-1, A4........................    5.630    7/15/05    1,262,091
  1,450,000 Peco Energy Transition Trust,
            Series 1999-A, A6.................    6.050     3/1/09    1,399,700
    815,000 Southern Pacific Secured Assets
            Corp., Series 1998-1, A5..........    6.460    1/25/26      814,715
  1,375,000 Union Acceptance Corp., Series
            1999-A, A4........................    5.700     6/8/04    1,352,106
    677,000 Union Acceptance Corp., Series
            1999-B, A4........................    6.110     9/8/05      671,499
  1,400,000 WESTO 98-C A4.....................    5.750    8/20/03    1,380,694
  1,184,975 World Omni Automobile Lease,
            Series 1997-B, Class A4...........    6.200   11/25/03    1,189,905
                                                                   ------------
            Total Asset Backed Securities
            (cost $19,376,510)................                       19,599,639
                                                                   ------------
            Collateralized Mortgage
            Obligations -- 12.67%
    740,000 Associates Manufactured Housing
            Pass Through, 1997-2, A5..........    6.675    3/15/28      743,885
    190,000 GE Capital Mortgage Services,
            Inc., Series 1994-10, A10.........    6.500    3/25/24      183,211
    217,310 GE Capital Mortgage Services,
            Inc., Series 1997-7, A7...........    7.500    8/25/27      219,372
  1,331,019 Goldman Sachs Mortgage Securities
            Corp. II 98-C1 A1.................    6.060   10/18/30    1,301,630
    345,000 Green Tree Financial Corp., Series
            1994-6, A5........................    8.250    1/15/20      356,285
    690,000 Green Tree Financial Corp., Series
            1998-2, B1........................    7.360    10/1/20      656,846
    780,000 Green Tree Financial Corp., Series
            1998-4, B1........................    7.260     2/1/30      736,991
    480,000 Green Tree Financial Corp., Series
            1996-2, A4........................    7.200    4/15/27      486,629
    305,000 Green Tree Financial Corp., Series
            1996-5, A5........................    7.450    7/15/27      307,211
    270,000 Green Tree Financial Corp., Series
            1996-8, A6........................    7.600   10/15/27      278,780
    825,000 Green Tree Financial Corp., Series
            1997-5, A6........................    6.820    5/15/29      825,314
  1,000,000 Green Tree Financial Corp., Series
            1999-2, B1........................    8.410    12/1/30      975,930
    640,000 Green Tree Financial Corp., Series
            1999-3, A7........................    6.740     2/1/31      624,128
    780,000 Green Tree Financial Corp., Series
            1999-3, B1........................    8.370     2/1/31      765,461
    760,000 Green Tree Financial Corp., Series
            1999-4, B1........................    8.750     5/1/31      773,300
    690,000 Merrill Lynch Mortgage Investors,
            Inc., Series 1990-C, B............    9.700    6/15/10      686,118
    263,844 Merrill Lynch Mortgage Investors,
            Inc., Series 1995-C1, A...........    7.156    5/25/15      261,453
    635,000 New York City Mortgage Loan Trust,
            Series 1996, A3, 144A.............    6.750    9/25/19      605,830
  1,270,000 Norwest Asset Securities Corp.,
            Series 1997-14, A2................    6.750   10/25/27    1,266,191
    280,000 Oakwood Mortgage Investors, Inc.,
            Series 1996-B, A3.................    7.100   10/15/26      282,447
    275,000 Prudential Home Mortgage
            Securities, Series 1994-12, A7....    6.050    4/25/24      234,726
    390,000 Prudential Home Mortgage
            Securities, Series 1994-17, A5....    6.250    4/25/24      354,463
     50,747 Residential Accredit Loans, Inc.,
            Series 1997-QS5, A4...............    7.250    6/25/27       50,609
    717,836 Residential Funding Mortgage,
            Series 1995-S15, A2...............    7.000   10/25/10      720,915
                                                                   ------------
            Total Collateralized Mortgage
            Obligations (cost $14,494,319)....                       13,697,725
                                                                   ------------
            Corporate Bonds -- 27.69%
    625,000 American United Life Insurance
            Co., 144A.........................    7.750    3/30/26      611,719
  1,400,000 Archstone Community Trust.........    7.200    4/15/03    1,335,250

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Corporate Bonds (continued)
 $1,154,000 Bank of America Corp..............     5.875   2/15/09 $  1,060,238
  1,875,000 Bear Stearns Co. Inc..............     6.875   10/1/05    1,844,530
    550,000 BFC Finance Corp., Series 1996-A..     7.375   12/1/17      549,181
  1,080,000 Columbus Southern Power...........     6.550   6/26/08    1,053,000
  2,300,000 Continental Airlines..............     6.795    8/2/18    2,203,998
    890,000 Dobie Center Properties, Ltd.,
            144A..............................     6.410    5/1/08      846,828
    950,000 Dobie Center Properties, Ltd.,
            144A..............................     6.460    5/1/09      901,257
  1,680,000 DPM Trust.........................     6.161  12/15/03    1,650,599
    704,000 Eastern Energy Limited............     6.750   12/1/06      682,880
  1,550,000 ERAC USA Finance, 144A, Issued
            Under Rule 144a...................     6.375   5/15/03    1,488,000
    620,000 Farmers Insurance Exchange, 144A..     8.625    5/1/24      667,275
    400,000 First American Financial..........     7.550    4/1/28      375,000
    825,000 Household Financial Corp., MTN....     6.125   2/27/03      813,533
    575,000 HSBC America Capital Trust, 144A..     7.808  12/15/26      540,500
    950,000 HSBC Americas, Inc................     7.000   11/1/06      936,938
  1,075,000 Jackson National Life Insurance,
            144A..............................     8.150   3/15/27    1,115,313
    325,000 Lehman Brothers, Inc..............    11.625   5/15/05      389,188
    275,000 Ohio National Life Insurance,
            144A..............................     8.500   5/15/26      292,875
    915,000 Paine Webber Group, MTN...........     6.650  10/15/02      905,850
    240,000 Paine Webber Group, MTN...........     6.790   10/4/04      235,200
  1,550,000 Pemex Finance Ltd.................     6.550   2/15/08    1,533,151
    400,000 Pemex Finance Ltd.................     9.150  11/15/18      376,000
  1,895,000 PP&L Capital Funding, Inc., MTN...     6.790  11/22/04    1,913,950
  1,600,000 Prologis Trust....................     6.700   4/15/04    1,561,392
    450,000 Prologis Trust....................     7.100   4/15/08      429,563
  1,425,000 Prologis Trust....................     7.625    7/1/17    1,309,219
    345,000 Puget Sound Energy, MTN...........     6.740   6/15/18      323,006
    520,000 Rohm & Haas Co....................     7.400   7/15/09      519,875
    495,000 Union Central Life, 144A..........     8.200   11/1/26      499,331
  1,015,000 Wachovia Corp.....................     6.150   3/15/09      957,906
                                                                   ------------
            Total -- Corporate Bonds (cost
            $31,297,972)......................                       29,922,545
                                                                   ------------
            Monthly Demand Notes -- 0.23%
            Tennessee -- 0.23%
    250,000 Maury County TN Health &
            Educational Facilities (LOC--Bank
            One Texas N.A.)...................     5.650   12/1/00      250,000
                                                                   ------------
            Total -- Monthly Demand Notes
            (cost $250,000)...................                          250,000
                                                                   ------------
            Taxable Municipal Bond -- 4.38%
            California -- 2.03%
    480,000 Greater Valley California Medical
            Building..........................     6.950    3/1/21      480,000
  1,770,000 Pico Rivera California Water
            Authority.........................     6.450    5/1/09    1,719,112
                                                                   ------------
                                                                      2,199,112
                                                                   ------------
            Florida -- 0.07%
     70,000 Dade County FL Aviation Revenue,
            Series C, AMBAC...................     8.650   10/1/03       76,038
                                                                   ------------
            Georgia -- 0.14%
    595,000 Atlanta GA Urban Residential
            Finance Authority, RB, FNMA.......     4.160   10/1/16      153,956
                                                                   ------------
            Mississippi -- 0.15%
    415,000 Mississippi Home Corp. Residual
            Revenue, FHA......................     4.320   12/1/12      158,219
                                                                   ------------
            New York -- 0.06%
      5,000 New York NY General Obligation
            Unlimited.........................     4.970    8/1/08        4,544
     20,000 New York NY General Obligation
            Unlimited.........................     4.840  11/15/13       17,625

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Taxable Municipal Bond (continued)
            New York (continued)
 $   40,000 New York NY General Obligation
            Unlimited, Series F...............    10.500  11/15/01 $     44,500
                                                                   ------------
                                                                         66,669
                                                                   ------------
            Pennsylvania -- 1.93%
    600,000 Allegheny County PA Residential
            Finance Authority, RB, FHA........     2.930    8/1/28       63,750
  2,110,000 Norristown PA, Series 1998........     7.000  10/15/18    2,017,687
                                                                   ------------
                                                                      2,081,437
                                                                   ------------
            Total -- Taxable Municipal Bond
            (cost $4,908,282).................                        4,735,431
                                                                   ------------
            U.S. Government Agency
            Mortgages -- 10.43%
    145,000 Federal Home Loan Mortgage Corp.,
            Series 1496, Class KB.............     6.500   5/15/08      141,118
    422,628 Federal Home Loan Mortgage Corp.,
            Series 2071, Class EV.............     6.500   4/15/09      417,954
     72,759 Federal Home Loan Mortgage Corp.,
            Series 32, Class PE...............     5.750  10/15/17       72,664
    696,735 Federal Home Loan Mortgage Corp.,
            Pool #C00742......................     6.500    4/1/29      673,507
    203,550 Federal National Mortgage Assoc.,
            Series G92-39, Class Q............     7.000   3/25/01      204,358
     52,964 Federal National Mortgage Assoc.,
            Pool #303387......................     8.000    7/1/02       53,891
    227,037 Federal National Mortgage Assoc.,
            Series G93-31, Class G............     7.000   1/25/03      228,483
    177,720 Federal National Mortgage Assoc.,
            Series 1992-100, Class M..........     8.500   6/25/05      178,009
    430,000 Federal National Mortgage Assoc.,
            Series 1994-92, Class DE..........     7.500   7/25/07      440,935
  1,203,849 Federal National Mortgage Assoc.,
            Series 1997-M2, Class B...........     7.350   2/17/08    1,207,882
  1,255,000 Federal National Mortgage Assoc.,
            Series 1995-2, Class H............     8.500   6/25/10    1,308,840
  1,900,000 Federal National Mortgage Assoc.,
            Series 1995-M1, Class B...........     6.840   7/25/10    1,913,433
    270,000 Federal National Mortgage Assoc.,
            Pool #484981......................     6.500    6/1/14      265,950
    945,000 Federal National Mortgage Assoc.,
            Series 1997-32, Class PB..........     6.500   3/25/15      946,162
    365,000 Federal National Mortgage Assoc.,
            Series 1997-40, Class PE..........     6.750   7/18/19      367,533
    112,732 Federal National Mortgage Assoc.,
            Series 1995-M2, Class B...........     6.700   5/25/28      113,082
  1,547,481 Federal National Mortgage Assoc.,
            Pool #323380......................     6.500   10/1/28    1,513,297
    870,270 Federal National Mortgage Assoc.,
            Pool #493622......................     6.500    4/1/29      840,115
    399,157 Government National Mortgage
            Assoc., Pool #464611..............     6.500   3/15/29      384,217
                                                                   ------------
            Total -- U.S. Government Agency
            Mortgages (cost $11,460,610)......                       11,271,430
                                                                   ------------
            U.S. Treasury Bonds -- 9.73%
  8,725,000 U.S. Treasury Bonds...............     8.125   8/15/19   10,520,518
                                                                   ------------
            Total -- U.S. Treasury Bonds (cost
            $10,781,454)......................                       10,520,518
                                                                   ------------
            U.S. Treasury Notes -- 12.14%
    320,000 U.S. Treasury Notes...............     6.500   5/31/01      325,606
  3,848,000 U.S. Treasury Notes...............     6.625   3/31/02    3,936,927
      8,000 U.S. Treasury Notes...............     7.875  11/15/04        8,720
  8,570,000 U.S. Treasury Notes...............     6.500  10/15/06    8,844,155
                                                                   ------------
            Total -- U.S. Treasury Notes (cost
            $13,130,201)......................                       13,115,408
                                                                   ------------
            Weekly Demand Notes -- 0.28%
            Kentucky -- 0.09%
    100,000 Morgantown KY Health Care
            Facilities (LOC--Bank One Texas
            N.A.).............................     5.650   12/1/99      100,000
            Texas -- 0.19%
    200,000 Bell County Texas Health
            Facilities Development Corp.
            (LOC--Bank One Texas N.A.)........     5.650   12/1/00      200,000
                                                                   ------------
            Total -- Weekly Demand Notes (cost
            $300,000).........................                          300,000
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                        Maturity    Value
   Amount              Description              Rate (%)   Date     (Note 2)
 ---------             -----------              -------- -------- ------------
            Repurchase Agreements -- 5.75%
 $6,215,950 SEI Tri Party Repurchase
            Agreement, dated 6/30/99, due
            7/1/99 at 4.95%
            with a maturity value of
            $6,216,793 (Collateralized by
            $6,635,000 FHLB, 5.823%, 5/6/09;
            market value $6,351,996).........                     $  6,215,950
                                                                  ------------
            Total -- Repurchase Agreements
            (cost $6,215,950)................                        6,215,950
                                                                  ------------
            Total Investments (cost
            $112,215,298) (a) -- 101.44%.....                      109,628,646
                                                                  ------------
            Liabilities in Excess of Other
            Assets -- (1.44)%................                       (1,554,999)
                                                                  ------------
            Total Net Assets -- 100.00%......                     $108,073,647
                                                                  ============

--------
(a) At June 30, 1999, the cost of investment securities for income tax purposes was $112,386,602. Cost for federal income tax purposes differs from value of net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................ $   157,092
   Unrealized depreciation........................................  (2,915,048)
                                                                   -----------
   Net unrealized depreciation.................................... $(2,757,956)
                                                                   ===========

AMBAC--AMBAC Indemnity Corporation
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FHLB--Federal Home Loan Bank
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MTN--Medium Term Note

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)  Date      (Note 2)
 ---------              -----------              -------- --------   --------
            Municipal Bonds -- 90.48%
            Alabama -- 3.14%
 $  165,000          Alabama Housing Financial
            Authority, AMT....................    5.650    6/1/08  $    171,600
    405,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    4.500    4/1/04       399,431
    285,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    4.500    4/1/04       281,081
    360,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.000    4/1/09       351,900
    405,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.000    4/1/09       395,888
    450,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.500    4/1/14       437,063
    135,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.500    4/1/14       131,119
    155,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.750    4/1/19       149,769
    605,000      Birmingham Alabama Industrial
            Development Board, AMT (LOC)......    5.750    4/1/19       584,580
    450,000    Birmingham Alabama Special Care
                Facilities, Methodist Home For
            Aging (LOC).......................    5.000    3/1/14       430,313
     25,000        Lauderale County & Florence
            Alabama, ETM......................    7.000    7/1/07        28,625
                                                                   ------------
                                                                      3,361,369
                                                                   ------------
            Arizona -- 1.56%
  1,000,000          Arizona Health Facilities
            Authority Hospital, ETM...........    6.250    9/1/11     1,061,250
     65,000     Coconino County Arizona United
            School District (AMBAC)...........    5.000    7/1/01        66,138
     20,000   Maricopa County Arizona Hospital
            Revenue, ETM......................    7.125   10/1/02        20,475
     10,000 Maricopa County Arizona Industrial
              Development Authority (Insured--
            Asset GTY)........................    4.900    5/1/06         9,838
     10,000 Maricopa County Arizona Industrial
              Development Authority (Insured--
            Asset GTY)........................    5.000    5/1/07         9,825
     25,000 Maricopa County Arizona Industrial
              Development Authority (Insured--
            Asset GTY)........................    5.300    5/1/13        24,625
     35,000 Maricopa County Arizona Industrial
            Development Authority (FSA).......    7.000   12/1/00        35,963
     35,000     Pinal County Arizona Community
            College (AMBAC)...................    5.250    7/1/05        36,225
     25,000     Pinal County Arizona Community
            College (AMBAC)...................    5.400    7/1/05        26,094
     60,000     Pinal County Arizona Community
            College (AMBAC)...................    5.250    7/1/06        62,100
     25,000     Pinal County Arizona Community
            College (AMBAC)...................    5.300    7/1/06        25,938
     25,000     Pinal County Arizona Community
            College (AMBAC)...................    5.200    7/1/07        25,656
     60,000     Pinal County Arizona Community
            College (AMBAC)...................    5.250    7/1/07        61,725
     65,000     Pinal County Arizona Community
            College (AMBAC)...................    5.250    7/1/08        66,705
     25,000     Pinal County Arizona Community
            College (AMBAC)...................    4.750    7/1/09        24,719
     45,000     Pinal County Arizona Community
            College (AMBAC)...................    4.800    7/1/09        44,719
     75,000 Santa Cruz County Arizona
             Industrial Development Authority,
             Optional Put 8/1/07 @100.........    4.750    8/1/20        74,155
                                                                   ------------
                                                                      1,676,150
                                                                   ------------
            Arkansas -- 2.05%
  1,435,000 Arkansas State Development Finance
            Authority (MBIA)..................    5.100   10/1/16     1,418,856
    325,000 Arkansas State Development Finance
             Authority Multi-Family Mortgage,
             Refunding Series A (MBIA)........    5.450    7/1/24       325,734
      8,306        Drew County Arkansas Public
                Facility Board, Single Family,
            Series A-2 (FNMA).................    7.900    8/1/11         8,846
     45,000       Fayetteville Arkansas Public
            Facilities Board Refunding........    7.250    4/1/11        47,363
     10,000   Jefferson County Arkansas Health
            Care, ETM.........................    7.400   12/1/10        11,150
      4,059 Lonoke County Arkansas Residential
             Housing Refunding Series B,
             Facilities Board -Single Family
             Mortgage Revenue.................    7.375    4/1/11         4,307
     45,000 Mississippi County Arkansas Public
            Facilities Refunding Series 1.....    7.200   7/15/10        48,600
    265,000         North Little Rock Arkansas
                  Residential Housing, Capital
            Appreciation, Sub-Mortgage........    4.460   12/1/10       122,563
    165,000    Rogers Arkansas Sales & Use Tax
            Revenue...........................    5.350   11/1/11       168,506
     35,000 Saline County Arkansas Residential
            Housing Board.....................    7.875    3/1/11        37,056
      6,876          Stuttgart Arkansas Public
            Facilities Board Refunding, Single
            Family Mortgage, Series B.........    7.750    9/1/11         7,194
                                                                   ------------
                                                                      2,200,175
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity    Value
   Amount                Description               Rate (%)  Date      (Note 2)
 ---------               -----------               -------- --------   --------
            Municipal Bonds -- continued
            California -- 3.60%
 $  600,000 Abag Finance Authority for Non-
             Profit Companies, American Baptists
             Homes..............................     5.500  10/1/07  $    600,750
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/00         5,081
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/01         5,100
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/02         5,131
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/03         5,150
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/04         5,163
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/05         5,169
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     4.900   6/1/06         4,988
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.000   6/1/07         4,988
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.050   6/1/08         4,956
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.100   6/1/09         4,931
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.150   6/1/10         4,906
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.200   6/1/11         4,906
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.300   6/1/12         4,944
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.300   6/1/13         4,938
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.300   6/1/14         9,825
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.400   6/1/15         9,813
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.400   6/1/16         9,763
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.400   6/1/17         9,713
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.400   6/1/18         9,700
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/19         9,763
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/20         9,738
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/21         9,713
     10,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................     5.500   6/1/22         9,700
     65,000 Delta County California Home
             Mortgage Finance, AMT (GNMA/FNMA)
             (MBIA).............................     6.700   6/1/24        69,388
     15,000 Emeryville, California Redevelopment
             Agency, ETM........................     7.500   9/1/11        16,950
     55,000 Fairfield California Certificates of
             Participation, Prerefunded 8/1/00 @
             100................................    10.750   8/1/07        59,238

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)  Date      (Note 2)
 ---------              -----------              -------- --------   --------
            Municipal Bonds (continued)
            California (continued)
 $   20,000 Fresno California Housing
             Authority, Multi-Family Housing
             Central Valley Coalition
             Projects, AMT (FNMA).............     5.150   8/1/07  $     20,125
     10,000 Fresno California Housing
             Authority, Multi-Family Housing
             Central Valley Coalition
             Projects, AMT (FNMA).............     5.150   8/1/07        10,063
     35,000 Fresno California Multi-Family
             Housing Revenue, Woodlands
             Apartments Projects (GNMA).......     6.650  5/20/08        37,669
    240,000 Los Angeles California Community
             Redevelopment, Angelus Plaza
             Project Series A (FNMA)..........     7.400  6/15/10       266,099
     95,000 Los Angeles California Community
             Redevelopment, Monterey Hills
             Redevelopment Project............     8.650  12/1/22       106,755
    300,000 Los Angeles California Multi-
             Family Housing, Earthquake
             Rehabilitation Projects,
             Mandatory Put 12/1/07 @100, AMT
             (FNMA)...........................     5.850  12/1/28       316,124
  1,310,000 Los Angeles California Multi-
             Family Housing, Earthquake
             Rehabilitation Projects,
             Series A, AMT (FNMA).............     4.850   7/1/02     1,321,463
    100,000 Los Angeles California Multi-
             Family Housing, Earthquake
             Rehabilitation Projects,
             Series A, AMT (FNMA).............     5.700  12/1/28       102,625
     10,000 Los Angeles California Regional
             Airports.........................    10.000   1/1/01        10,838
    205,000 Pleasant Hill California Multi-
             Family Housing, Ellinswood
             Apartments Projects, Mandatory
             Put 10/1/05 @100 (FNMA)..........     5.300  10/1/20       211,662
    120,000 Riverside County California
             Housing Authority Breezewood
             Apartments Project, Series B
             (MBIA)...........................     5.000   6/1/19       112,949
     60,000 Sacramento California Municipal
             Utility District, Series M, ETM..     8.750   4/1/03        64,650
     15,000 Southern California Home Finance
             Authority, AMT (GNMA/FNMA).......     6.900  10/1/24        15,581
    145,000 Turlock California Public
             Financing Authority..............     5.250   9/1/15       137,749
    205,000 Vista California Multi-Family
             Housing Revenue, Pepperwood
             Apartments Project, Series A,
             Mandatory Put 6/1/05 @100
             (FNMA)...........................     5.700   6/1/25       213,712
                                                                   ------------
                                                                      3,852,469
                                                                   ------------
            Colorado -- 4.200%
     20,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC)...     5.600  12/1/12        19,800
     30,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC)...     5.800  12/1/17        29,625
      5,000 Boulder County Colorado Revenue,
             ETM..............................     7.000   7/1/09         5,344
     65,000 Castle Rock Ranch Colorado Public
             Imports Authority................     5.900  12/1/03        68,331
     15,000 Colorado Housing Financial
             Authority........................     5.000   5/1/05        15,000
     15,000 Colorado Housing Financial
             Authority........................     4.750  11/1/05        14,925
     65,000 Colorado Housing Financial
             Authority........................     6.500   5/1/16        69,956
  2,000,000 Colorado Housing Financial
             Authority........................     6.550  10/1/16     2,162,499
    100,000 Colorado Housing Financial
             Authority........................     6.550   5/1/25       107,875
     10,000 Colorado Housing Financial
             Authority, AMT...................     5.750  11/1/04        10,175
     60,000 Colorado Housing Financial
             Authority, AMT...................    5.2000  12/1/05        60,300
     65,000 Colorado Housing Financial
             Authority, AMT...................     6.400  11/1/24        68,656
     55,000 Colorado Student Obligations Board
             Authority, AMT...................     7.150   9/1/06        58,300
     25,000 Commerce City Colorado Single
             Family Housing, Series A.........     6.875   3/1/12        25,875
     35,000 Denver Colorado City & County
             Multi-Family Housing (FHA).......     4.700   7/1/08        34,213
     20,000 Denver Colorado City & County
             Multi-Family Housing, AMT (FHA)..     5.100  11/1/07        20,000
    550,000 Denver Colorado City & County
             Single Family Housing
             (GNMA/FNMA)......................     5.000  11/1/15       528,688
     15,000 Vail Colorado Single Family
             Mortgage Revenue.................     8.125   6/1/10        15,694
  1,000,000 Westminster Colorado Multi-Family,
             Mandatory Put 12/1/05 @100
             (FNMA)...........................     5.350  12/1/25     1,030,000
    145,000 Westminster Colorado Multi-Family,
             Mandatory Put 9/1/06 @100 (AXA)..     5.950   9/1/15       151,706
                                                                   ------------
                                                                      4,496,962
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)  Date      (Note 2)
 ---------              -----------              -------- --------   --------
            Municipal Bonds (continued)
            Connecticut -- 0.69%
 $  500,000 Stamford Connecticut Housing
             Authority, Multi-Family, AMT,
             Mandatory Put 12/1/08 @100.......    4.750   12/1/28  $    479,376
    135,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)..........................    4.850    7/1/09       132,131
    135,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)..........................    4.850    7/1/09       132,131
                                                                   ------------
                                                                        743,638
                                                                   ------------
            Delaware -- 3.80%
      5,000 Delaware State Economic
             Development Authority Revenue,
             1st Mortgage, Peninsula United,
             Series A.........................    6.000    5/1/09         5,194
  4,000,000 Delaware State Economic
             Development Authority Revenue,
             Peninsula United, Series B, FRN
             (LOC)............................    3.650    5/1/15     3,999,999
      5,000 Delaware State Housing Authority
             Revenue Refunding, Multi-Family
             Mortgage.........................    6.600    7/1/01         5,163
     55,000 Delaware State Housing Authority
             Revenue, Residential Mortgage,
             Series A.........................    8.750    6/1/17        54,999
                                                                   ------------
                                                                      4,065,355
                                                                   ------------
            District of Columbia -- 0.20%
     65,000 District of Columbia Housing
             Financial Agency, Mayfair
             Mansions Apartments, AMT (FHA)...    5.000    2/1/08        63,863
    150,000 District of Columbia Housing
             Financial Agency, Single Family
             Mortgage, Series A, AMT
             (FNMA/GNMA)......................    6.250   12/1/28       154,875
                                                                   ------------
                                                                        218,738
                                                                   ------------
            Florida -- 3.74%
    900,000 Boca Place Associates, LTD Florida
             Revenue (LOC)....................    4.650    2/1/04       899,999
     70,000 Dade County Florida Housing
             Finance Authority, AMT, Mandatory
             Put 6/1/06 @100 (FNMA)...........    5.900    6/1/26        72,538
     10,000 Duval County Florida Housing
             Finance Authority, Single Family
             (GNMA)...........................    7.650    9/1/10        10,500
  2,415,000 Florida Housing Finance Agency,
             Mandatory Put 12/1/99 @100
             (LOC)............................    4.850   12/1/05     2,417,526
     15,000 Jacksonville Florida Health
             Facilities, St. Catherine Laboure
             Manor Inc., ETM..................    9.125    1/1/03        16,294
     45,000 Jacksonville Florida Health
             Facilities, St. Vincent's Medical
             Center Inc., ETM.................    9.125    1/1/03        48,938
     80,000 Miami Beach Florida Housing
             Authority Revenue, 1st Mortgage,
             Elderly Housing, Section 8.......    6.625   1/15/09        84,100
     90,000 Miami-Dade County Florida Housing
             Finance Authority, Series A-1,
             AMT (GNMA/FNMA)..................    5.900    6/1/25        92,475
    235,000 Miramar Florida Water Improvement
             Assessment Revenue (FGIC)........    5.125   10/1/20       236,468
     25,000 Palm Beach County Florida Airport
             Systems Revenue (MBIA)...........    7.500   10/1/00        26,125
     85,000 Pinellas County Florida Housing
             Finance Authority, Multi-County
             Program, Series A, AMT (GNMA)....    6.850    3/1/29        90,313
     15,000 St. Johns County Florida
             Industrial Development Authority,
             Series A (MBIA)..................    5.500    3/1/17        15,150
                                                                   ------------
                                                                      4,010,426
                                                                   ------------
            Georgia -- 0.35%
     65,000 Augusta Georgia Housing
             Rehabilitation Agency............    7.000    9/1/05        69,550
      5,000 Clayton County Georgia Housing
             Authority Multi-Family, AMT
             (FNMA)...........................    5.750    1/1/13         5,138
     20,000 Fulton County Georgia Housing
             Authority, Single Family Revenue,
             AMT (GNMA).......................    6.200    3/1/13        20,525
     65,000 Marietta Georgia Housing Authority
             Multi-Family, Mandatory Put
             6/1/01 @100 (FNMA)...............    6.000    6/1/07        65,058
    165,000 Marietta Georgia Housing Authority
             Multi-Family, Mandatory Put
             6/1/05 @100 (FNMA)...............    5.700    6/1/25       172,218
     30,000 St Mary's Georgia Housing
             Authority Multi-Family (FHA).....    7.250    9/1/05        31,275
     15,000 St Mary's Georgia Housing
             Authority Multi-Family (FHA).....    7.250   10/1/05        15,525
                                                                   ------------
                                                                        379,289
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)  Date     (Note 2)
 ---------               -----------               -------- --------  --------
            Municipal Bonds (continued)
            Hawaii -- 0.02%
 $   20,000 Honolulu Hawaii City & County Multi-
             Family Housing, Waipahu Towers
             Project, AMT (GNMA)................    6.900   6/20/05  $   21,075
            Idaho -- 0.32%
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    4.600   11/1/00       5,025
     15,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    4.750   11/1/01      15,113
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    4.850   11/1/02       5,050
     20,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    4.950   11/1/03      20,300
     20,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.050   11/1/04      20,375
     25,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.150   11/1/05      25,313
     25,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.200   11/1/06      25,250
     25,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.300   11/1/07      25,313
     30,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.400   11/1/08      30,450
     30,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.500   11/1/09      30,525
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.600   11/1/10       5,100
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.700   11/1/11       5,113
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes Inc. Project, AMT
             (LOC)..............................    5.800   11/1/12       5,119
     25,000 Idaho Housing & Financial
             Assistance, Single Family Mortgage,
             Series Sub-C 2, AMT................    5.250    7/1/11      24,469
     15,000 Idaho Housing Agency, Single Family
             Mortgage Series C-1................    7.650    7/1/10      15,413
     55,000 Idaho Housing Agency, Single Family
             Mortgage, Sub-Series F, AMT........    5.800    7/1/07      56,649
     30,000 Idaho Housing And Financial
             Assistance Series Sub B, AMT.......    5.650    7/1/09      30,824
                                                                     ----------
                                                                        345,401
                                                                     ----------
            Illinois -- 8.91%
     60,000 Alton Illinois Hospital Facilities
             Revenue & Refunded, Alton Memorial
             Hospital Project, ETM..............    7.000    7/1/05      64,050
     20,000 Bethany Illinois Home & Hospital
             First Mortgage, Methodist Church,
             Prerefunded 4/1/00 @100............    7.750    4/1/09      20,606
    285,000 Bolingbrook Illinois Mortgage
             Revenue Capital Appreciation Sub-
             Series 1...........................    0.000    1/1/11     127,181
     65,000 Buffalo Grove, Illinois Economic
             Development Project................    5.450   8/15/02      65,325
     10,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    4.950    6/1/05      10,013
     10,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    5.250    6/1/08      10,025
     10,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    5.350    6/1/09      10,025
     10,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    5.450    6/1/10      10,100
     15,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    5.500    6/1/11      15,169
     15,000 Chicago Illinois Multi-Family
             Housing Project, AMT (GNMA)........    5.550    6/1/12      15,169
     10,000 Des Plaines, Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM......................    7.000    1/1/07      10,613
      5,000 Des Plaines, Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (FGIC)...............    7.000    1/1/07       5,306
     15,000 Des Plaines, Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (MBIA)...............    7.000    1/1/07      15,919

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)   Date    (Note 2)
 ---------               -----------               -------- --------  --------
            Municipal Bonds (continued)
            Illinois (continued)
 $   35,000 Fairfield, Illinois Economic
             Development Revenue, Wayne County
             Center Project.....................    6.000   12/15/05 $   36,094
     70,000 Grayslake, Illinois Multi-Family
             Revenue, Country Squire Apartments
             (FHA)..............................    6.000     6/1/05     72,713
      5,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC).............    6.500    12/1/05      5,400
     35,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC).............    6.600    12/1/06     37,800
     15,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC).............    6.700    12/1/07     16,200
     65,000 Illinois Development Finance
             Authority Revenue, Catholic Health
             (AMBAC)............................    5.150    2/15/06     65,894
     845,00 Illinois Development Finance
             Authority Revenue, Community
             Rehabilitation Providers,
             Series A...........................    5.600     7/1/19    816,480
  2,300,000 Illinois Development Finance
             Authority Revenue, Provena Health,
             Series A (MBIA)....................    5.125    5/15/23  2,150,499
     15,000 Illinois Development Finance
             Authority Revenue, Section 8 Series
             A (FHA/MBIA).......................    5.200     7/1/08     14,963
    155,000 Illinois Development Finance
             Authority, Illinois Facilities
             Project, Series A..................    7.400     9/1/04    166,431
    500,000 Illinois Educational Facility
             Authority Revenue..................    4.600    10/1/08    473,750
    775,000 Illinois Educational Facility
             Authority Revenue..................    5.000    10/1/13    726,563
  1,485,000 Illinois Health Facilities Authority
             Revenue, Community Hospital of
             Ottawa Project.....................    6.750    8/15/14  1,607,512
     55,000 Illinois Health Facilities Authority
             Revenue, Lutheran Social Services..    6.125    8/15/10     55,688
     25,000 Illinois Health Facilities Authority
             Revenue, Michael Reese Hospital &
             Medical Center, ETM................    6.750    12/1/08     26,719
      25,00 Illinois Health Facilities Authority
             Revenue, Midwest Group Limited
             (ACA)..............................    5.375   11/15/08     25,219
    755,000 Illinois Health Facilities Authority
             Revenue, Northwestern Foundation
             Medical (MBIA).....................    5.125   11/15/28    698,374
     80,000 Illinois Health Facilities Authority
             Revenue, Northwestern Memorial
             Hospital Project, ETM..............    6.375     5/1/03     82,300
     30,000 Illinois Health Facilities Authority
             Revenue, Sydney R. Forkosh Memorial
             Hospital, Prerefunded 7/1/02 @100..    7.000     7/1/07     32,063
    180,000 Lake County, Illinois, School
             District No. 109, Series B.........    6.600   12/15/18    205,200
     20,000 Quincy Illinois Single Family
             Mortgage...........................    6.875     3/1/10     20,875
     35,000 Rockford Illinois Mortgage Revenue,
             Faust Landmark Apartments, Series
             A, AMT (FHA).......................    5.625     1/1/07     35,919
    120,000 Rockford-Concord Commons Housing,
             Concord Commons Project (FHA)......    6.150    11/1/22    123,750
     30,000 Rockford-Concord Commons Housing,
             Concord Commons Project, Series A
             (FHA)..............................    5.550    11/1/06     31,200
    195,000 Silvas Illinois Mortgage Revenue
             (FHA)..............................    4.900     8/1/11    188,906
    180,000 Silvas Illinois Mortgage Revenue
             (FHA)..............................    5.200     8/1/17    174,150
    890,000 Silvas Illinois Mortgage Revenue
             (FHA)..............................    5.400     2/1/39    848,837
     15,000 Southwestern Illinois Development
             Authority Hospital Revenue, Wood
             River Township Hospital Project,
             ETM................................    6.875     8/1/03     15,956
    400,000 Woodridge Illinois Multi-Family
             Revenue, Hawthorn Ridge, Series A
             (GNMA).............................    5.650   12/20/32    405,499
                                                                     ----------
                                                                      9,540,455
                                                                     ----------
            Indiana -- 2.20%
    270,000 Gary Indiana Mortgage Revenue, AMT..    5.400    8/20/38    256,837
      5,000 Indiana Bond Bank...................    5.200     8/1/07      5,150
     20,000 Indiana Bond Bank...................    5.300     8/1/08     20,825
     15,000 Indiana Bond Bank...................    5.400     8/1/09     15,675
     45,000 Indiana Health Facilities Financing
             Authority..........................    4.850    2/15/06     44,269
     25,000 Indiana Health Facilities Financing
             Authority..........................    4.800    2/15/07     24,344
     20,000 Indiana Health Facilities Financing
             Authority..........................    4.850    2/15/08     19,400
     20,000 Indiana Health Facilities Financing
             Authority..........................    4.950    2/15/09     19,175
     15,000 Indiana Health Facilities Financing
             Authority (Insured - Asset GTY)....    5.000    8/15/05     15,113
     25,000 Indiana Health Facilities Financing
             Authority (Insured - Asset GTY)....    5.100    2/15/06     25,219
     25,000 Indiana Health Facilities Financing
             Authority (Insured - Asset GTY)....    5.100    8/15/06     25,219
     25,000 Indiana Health Facilities Financing
             Authority (Insured - Asset GTY)....    5.250    2/15/08     25,125
     30,000 Indiana Health Facilities Financing
             Authority (Insured - Asset GTY)....    5.350    8/15/09     30,188
    110,000 Indianapolis Indiana Economic
             Development Revenue, AMT (GNMA)....    5.350    4/20/17    105,325
    225,000 Indianapolis Indiana Economic
             Development Revenue, Mandatory Put
             12/1/04 @100, AMT (FNMA)...........    6.375    12/1/24    239,905

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

  Principal               Security                         Maturity    Value
   Amount                Description              Rate (%)  Date     (Note 2)
  ---------              -----------              -------- --------  --------
             Municipal Bonds (continued)
             Indiana (continued)
 $   140,000 Lawrence Indiana Multi-Family
              Revenue, Mandatory Put 1/1/08
              @100, AMT (FNMA).................     5.150    6/1/24 $   137,374
   1,270,000 Lawrence Indiana Multi-Family
              Revenue, AMT (FNMA)..............     5.050    1/1/08   1,276,350
      65,000 Monroe County Indiana Hospital
              Authority........................     4.750    5/1/06      64,919
       5,000 Vigo County Indiana Hospital
              Authority Revenue, ETM...........     6.875    4/1/04       5,294
                                                                    -----------
                                                                      2,355,706
                                                                    -----------
             Iowa -- 0.19%
      90,000 Des Moines Iowa Hospital Revenue,
              Fairview Community, Iowa Lutheran
              Hospital, ETM....................     9.500  11/15/02      98,325
     100,000 Iowa Financial Authority Small
              Business District, Terrace
              Center...........................     7.500    3/1/22     107,500
                                                                    -----------
                                                                        205,825
                                                                    -----------
             Kansas -- 0.21%
      25,000 Kansas State Development Finance
              Authority Multi-Family, AMT
              (LOC)............................     5.300   10/1/07      25,063
      65,000 Kansas State Development Finance
              Authority Multi-Family, Mandatory
              Put 10/1/07 @100, AMT (LOC)......     5.600   10/1/19      65,162
      15,000 Labette County Kansas Single
              Family (GNMA)....................     7.650   12/1/11      15,750
      35,000 Manhattan Kansas Tax Increment
              Revenue, AMT (Insured - Asset
              GTY).............................     5.200   12/1/03      35,437
      45,000 Manhattan Kansas Tax Increment
              Revenue, Central Business
              District Redevelopment, AMT
              (Insured - Asset GTY)............     5.000   12/1/02      45,394
      15,000 Reno County Kansas Mortgage
              Revenue..........................     8.700    9/1/11      15,825
      10,000 Saline County Kansas Single Family
              Mortgage Revenue.................     9.500   10/1/11      10,500
      15,000 Wichita Kansas Single Family
              Mortgage.........................     7.100    9/1/09      15,694
                                                                    -----------
                                                                        228,825
                                                                    -----------
             Kentucky -- 0.29%
      65,000 Ashland Kentucky Environmental
              Imports, Allied Chemical
              Corporation Project, ETM.........     5.800    3/1/03      66,381
      25,000 Greater Kentucky Housing
              Assistance Corporation, Section
              8, Assisted Project (FHA/MBIA)...     7.625    1/1/25      25,649
      35,000 Greater Kentucky Housing
              Assistance Corporation, Section
              8, Series C (FHA/MBIA)...........     5.350    7/1/07      35,306
     115,000 Kentucky State Turnpike Authority
              Resource Recovery, ETM...........     6.125    7/1/07     119,025
      25,000 Kentucky State Turnpike Authority
              Resource Recovery, Recovery Road
              Revenue, ETM.....................     6.625    7/1/08      27,063
      15,000 Lakeland Wesley Village Inc
              Kentucky Mortgage, ELD Section 8,
              Assistance Project (FHA).........     7.125   11/1/02      15,694
      20,000 Owensboro Kentucky Electric
              Lighting & Power Revenue, ETM....    10.500    1/1/04      22,825
                                                                    -----------
                                                                        311,943
                                                                    -----------
             Louisiana -- 0.82%
      50,000 Iberia Home Mortgage Authority
              Louisiana Single Family..........     7.375    1/1/11      53,625
      10,000 Jefferson Parish Louisiana
              Hospital Services Development
              Revenue, ETM.....................     7.125    1/1/02      10,363
      30,000 Louisiana Housing Finance Agency
              Mortgage Revenue (GNMA/FNMA).....     4.625    6/1/09      30,070
      40,000 Louisiana Housing Finance Agency
              Mortgage Revenue, AMT (GNMA).....     6.450    9/1/27      41,900
     105,000 Louisiana Housing Finance Agency
              Mortgage Revenue, AMT (GNMA).....     6.500    9/1/38     109,988
      25,000 Louisiana Public Facility
              Authority Revenue, Single
              Family...........................     7.375   10/1/12      25,500
      29,252 Louisiana Public Facility
              Authority Revenue................     8.450   12/1/12      30,824
      20,000 Louisiana Public Facility
              Authority Revenue (AXA)..........     5.750   3/15/03      20,775
      20,000 Louisiana Public Facility
              Authority Revenue (AXA)..........     5.850   3/15/04      20,775
      20,000 Louisiana Public Facility
              Authority Revenue (AXA)..........     5.950   3/15/05      20,775
      50,000 Louisiana Public Facility
              Authority Revenue, Mandatory Put
              6/1/05 @100 (FNMA)...............     5.800   8/15/15      52,313
     105,000 Louisiana Public Facility
              Authority Revenue, Series A-1,
              Mandatory Put 6/1/02 @100
              (AMBAC)..........................     5.000    6/1/15     106,838
     335,000 Louisiana Public Services
              Authority Revenue, Mandatory Put
              6/1/05 @100 (FNMA)...............     5.800    6/1/25     350,493
                                                                    -----------
                                                                        874,239
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)  Date     (Note 2)
 ----------              -----------                -------- -------- ----------
            Municipal Bonds (continued)
            Maine -- 0.95%
 $1,000,000 Maine Finance Authority Revenue, AMT
             (FSA)...............................    5.200     7/1/18 $1,005,000
     10,000 Maine Health & Higher Educational
             Facilities, Cedar Nursing,
             Prerefunded 2/1/00 @102.............    7.900     8/1/02     10,439
                                                                      ----------
                                                                       1,015,439
                                                                      ----------
            Maryland -- 0.38%
     10,000 Annapolis Maryland Economic
             Development Revenue.................    4.600    10/1/02      9,963
     15,000 Annapolis Maryland Economic
             Development Revenue.................    4.700    10/1/03     14,888
      5,000 Annapolis Maryland Economic
             Development Revenue.................    4.800    10/1/04      4,956
     15,000 Annapolis Maryland Economic
             Development Revenue.................    5.000    10/1/06     14,869
     15,000 Annapolis Maryland Economic
             Development Revenue.................    5.000    10/1/07     14,700
     15,000 Annapolis Maryland Economic
             Development Revenue.................    5.000    10/1/08     14,606
    115,000 Cecil County Maryland County Commerce
             Economic............................    6.875    1/15/08    125,062
     35,000 Cecil County Maryland County Commerce
             Economic............................    6.875    1/15/10     38,063
     75,000 Maryland State Economic Development
             Corp. (GNMA)........................    5.400   12/20/27     72,375
    105,000 Maryland State Economic Development
             Corp. (GNMA)........................    5.450   12/20/37    101,062
                                                                      ----------
                                                                         410,544
                                                                      ----------
            Massachusetts -- 1.60%
    130,000 Boston Massachusetts Industrial
             Development Finance Authority,
             Northend Community, Series A (FHA)..    6.450     8/1/37    138,775
     40,000 Dartmouth, Massachusetts Housing
             Development Corporation Mortgage
             Revenue (FHA/MBIA)..................    4.850     7/1/09     39,300
     40,000 Massachusetts Education Loan
             Authority, Issue D Series A, AMT
             (MBIA)..............................    7.250     1/1/09     41,600
     20,000 Massachusetts State Health &
             Education Facilities Authority, Beth
             Israel Hospital, ETM................    5.750     7/1/06     20,375
      5,000 Massachusetts State Health &
             Education Facilities Authority,
             Massachusetts Institute
             of Technology.......................    8.000     7/1/00      5,218
    840,000 Massachusetts State Housing Finance
             Agency (Insured - Asset GTY)........    4.850     9/1/13    789,599
     15,000 Massachusetts State Housing Finance
             Agency, Series A, AMT (MBIA)........    6.125    12/1/11     15,525
     30,000 Massachusetts State Individual
             Finance Agency, AMT (GNMA)..........    5.400    8/20/12     29,738
    465,000 Massachusetts State Individual
             Finance Agency, AMT (GNMA)..........    6.450    8/20/39    489,994
    145,000 Massachusetts State Individual
             Finance Agency, Higher Education,
             Hampshire College Project...........    5.800    10/1/17    142,825
                                                                      ----------
                                                                       1,712,949
                                                                      ----------
            Michigan -- 0.88%
    500,000 Avondale School District.............    5.800     5/1/07    523,125
     30,000 Battle Creek Michigan Economic
             Development.........................    5.125     2/1/09     30,025
     50,000 Dickinson County Michigan Economic
             Development.........................    6.550     3/1/07     51,762
     20,000 Michigan State Building Authority
             Revenue, ETM........................    7.400     4/1/01     20,400
     40,000 Michigan State Hospital Financial
             Authority Revenue, ETM..............    6.200     1/1/03     41,100
     30,000 Michigan State Hospital Financial
             Authority Revenue, ETM..............    7.000     7/1/05     32,025
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)..............    5.050    12/1/07      4,950
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)..............    5.150    12/1/08      4,956
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)..............    5.250    12/1/09      4,963
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)..............    5.350    12/1/10      4,963
     55,000 Michigan State Strategic Fund, Ltd.,
             ETM.................................    7.875    8/15/05     60,019
     55,000 Petoskey Michigan Hospital Finance
             Authority, ETM......................    6.700     3/1/07     58,231
     90,000 Saginaw Michigan Hospital Finance
             Authority, ETM......................    7.500    11/1/10    102,149
                                                                      ----------
                                                                         938,668
                                                                      ----------
            Minnesota -- 0.22%
     30,000 Cambridge Minnesota Mortgage Revenue
             (GNMA)..............................    5.400   11/20/05     30,900
     10,000 Dakota County Minnesota Housing &
             Redevelopment Authority, AMT
             (GNMA/FNMA).........................    5.550    10/1/02     10,188

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)  Date     (Note 2)
 ----------              -----------                -------- -------- ----------
            Municipal Bonds (continued)
            Minnesota (continued)
 $   10,000 Dakota County Minnesota Housing &
             Redevelopment Authority, AMT
             (GNMA/FNMA).........................    5.750    10/1/04 $   10,225
     80,000 Fridley Minnesota Community
             Development Revenue, Mandatory Put
             9/1/01 @100, AMT (LOC)..............    5.375     9/1/16     81,000
     30,000 Monticello Minnesota Pollution
             Control Revenue.....................    5.375     2/1/03     30,032
     75,000 Rochester Minnesota Hospital Revenue,
             ETM.................................    5.750    10/1/07     76,780
                                                                      ----------
                                                                         239,125
                                                                      ----------
            Mississippi -- 8.02%
  2,000,000 Jackson Mississippi Housing
             Authority, AMT......................    5.400     4/1/39  1,927,499
  1,190,000 Jackson Mississippi Housing
             Authority, AMT (FSA)................    5.300     4/1/19  1,146,862
    250,000 Lincoln County Mississippi Hospital
             Revenue (Insured -- Asset GTY)......    5.500     4/1/18    245,625
  2,155,000 Mississippi Business Finance Corp.
             (GNMA)..............................    5.450    5/20/34  2,041,862
     20,000 Mississippi Business Finance Corp.,
             AMT (LOC)...........................    5.450     9/1/01     20,250
     20,000 Mississippi Business Finance Corp.,
             AMT (LOC)...........................    5.600     9/1/02     20,325
     20,000 Mississippi Business Finance Corp.,
             AMT (LOC)...........................    5.800     9/1/04     20,475
     25,000 Mississippi Business Finance Corp.,
             AMT (LOC)...........................    5.900     9/1/05     25,563
  2,695,000 Mississippi Business Finance Corp.,
             Series A (GNMA).....................    5.450    5/20/34  2,553,512
     60,000 Mississippi Home Corp. Single Family
             (GNMA/FNMA).........................    5.125    12/1/17     58,725
     20,000 Mississippi Home Corp. Single Family
             Revenue, AMT (GNMA).................    5.000     6/1/04     20,275
    195,000 Mississippi Home Corp. Single Family
             Revenue, AMT (GNMA/FNMA)............    7.375     6/1/28    220,594
    300,000 Perry County Mississippi Pollution
             Control.............................    5.200    10/1/12    288,375
                                                                      ----------
                                                                       8,589,942
                                                                      ----------
            Missouri -- 2.33%
    160,000 Boone County Missouri Industrial
             Development Authority, Otscon Inc.
             Project, Mandatory Put 5/1/05 @100,
             AMT (LOC)...........................    5.125     5/1/18    156,200
    530,000 Joplin Missouri Industrial
             Development Authority, Prerefunded
             12/15/01 @102.......................    8.250   12/15/14    590,287
    290,000 Kansas City Missouri Industrial
             Development Authority, Coves North
             Duplexes Project, Mandatory Put
             9/1/05 @100 (FNMA)..................    5.600     9/1/25    295,075
    495,000 Kansas City Missouri Industrial
             Development Authority, Royal Woods
             Apartments Project, Mandatory Put
             1/1/10 @100, AMT (FNMA).............    5.600     1/1/30    503,044
    785,000 Missouri State Development Financing
             Board, Recreational Facilities, YMCA
             Greater St. Louis Project, Series A
             (LOC)...............................    4.750     9/1/07    769,299
     60,000 Missouri State Development Financing
             Board, Recreational Facilities, YMCA
             Greater St. Louis Project, Series A
             (LOC)...............................    4.900     9/1/10     58,350
     25,000 Missouri State Housing Development
             Community Mortgage, Single Family,
             AMT (GNMA)..........................    6.625    12/1/17     26,063
     50,000 St Louis County Missouri Regional
             Convention And Sports Complex,
             Series B............................    6.500    8/15/01      2,063
     40,000 St Louis Missouri Land Clearance
             Redevelopment Authority, Westminster
             Place Apartments, Mandatory Put
             4/1/07 @100 (FNMA)..................    5.950     7/1/22     42,050
                                                                      ----------
                                                                       2,492,431
                                                                      ----------
            Montana -- 0.26%
    240,000 Great Falls Montana Multi-Family
             Revenue, Mandatory Put 1/2/08 @100,
             AMT (LOC)...........................    4.900     1/1/38    234,000
     40,000 Missoula County Hospital, ETM........    7.125     6/1/07     43,000
                                                                      ----------
                                                                         277,000
                                                                      ----------
            Nebraska -- 0.17%
    130,000 Nebraska Investment Financial
             Authority Multi-Family Housing, Old
             Cheney Apartments, Mandatory Put
             12/1/05 @100 (FNMA).................    5.500    12/1/25    133,900
     45,000 Nebraska Investment Financial
             Authority Multi-Family Housing, Tara
             Hills Village (FNMA)................    4.875     1/1/08     44,438
                                                                      ----------
                                                                         178,338
                                                                      ----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)  Date     (Note 2)
 ----------              -----------               -------- -------- ----------
            Municipal Bonds (continued)
            Nevada -- 1.28%
 $   35,000 Nevada Housing Division.............     5.450    4/1/10 $   34,869
     40,000 Nevada Housing Division, AMT........     6.450   10/1/07     41,450
     30,000 Nevada Housing Division, AMT........     6.000   10/1/09     30,600
     40,000 Nevada housing Division, AMT
             (FNMA).............................     5.900    4/1/06     41,150
     30,000 Nevada housing Division, AMT
             (FNMA).............................     5.500   10/1/09     29,813
  1,250,000 Nevada housing Division, AMT (LOC)..     5.450   10/1/18  1,195,312
                                                                     ----------
                                                                      1,373,194
                                                                     ----------
            New Hampshire -- 0.92%
     45,000 New Hampshire Higher Education &
             Health Facilities, Franklin Pierce
             College (ACA)......................     4.900   10/1/08     43,875
     30,000 New Hampshire Higher Education &
             Health Facilities, Franklin Pierce
             College (ACA)......................     5.000   10/1/09     29,288
     55,000 New Hampshire Higher Education &
             Health Facilities, Franklin Pierce
             College (ACA)......................     5.100   10/1/10     54,175
     55,000 New Hampshire Higher Education &
             Health Facilities, Kendal at
             Hanover Issue (LOC)................     5.200   10/1/06     55,206
     40,000 New Hampshire Higher Education &
             Health Facilities, Kendal at
             Hanover Issue (LOC)................     5.300   10/1/07     40,200
     10,000 New Hampshire Higher Education &
             Health Facilities, Rivier College..     4.650    1/1/04      9,863
     10,000 New Hampshire Higher Education &
             Health Facilities, Rivier College..     4.750    1/1/05      9,813
     10,000 New Hampshire Higher Education &
             Health Facilities, Rivier College..     4.850    1/1/07      9,713
     15,000 New Hampshire Higher Education &
             Health Facilities, Rivier College..     4.900    1/1/08     14,531
    500,000 New Hampshire Higher Education &
             Health Facilities, Rivier College..     5.550    1/1/18    476,874
    250,000 New Hampshire Higher Education &
             Health Facilities, St. Anselm
             College............................     5.150    7/1/29    233,750
      5,000 New Hampshire Higher Educational &
             Health Facilities, Crotched Mental
             Rehabilitation Center, Prerefunded
             1/1/00 @102........................     7.500    1/1/09      5,191
                                                                     ----------
                                                                        982,479
                                                                     ----------
            New Jersey -- 0.82%
     10,000 Church Street Corp. Keansburg New
             Jersey.............................     5.000    3/1/01     10,050
     10,000 Deptford Township New Jersey Fire
             District...........................     5.600  10/15/06     10,575
     15,000 Deptford Township New Jersey Fire
             District...........................     5.850  10/15/07     16,163
    575,000 New Jersey Economic Development
             Authority Revenue, Optional Put
             12/1/02 @100.......................     4.950   12/1/28    575,000
     15,000 New Jersey Economic Development
             Authority Revenue (ACA)............     4.600    7/1/02     15,019
     20,000 New Jersey Economic Development
             Authority Revenue (ACA)............     4.750    7/1/03     20,050
     20,000 New Jersey Economic Development
             Authority Revenue (ACA)............     4.850    7/1/04     20,100
     40,000 New Jersey Economic Development
             Authority Revenue, AMT (LOC).......     5.000   10/1/05     40,350
     75,000 New Jersey State Educational
             Facilities.........................     7.250    7/1/25     79,500
     80,000 New Jersey State Turnpike Authority
             Turnpike Revenue, ETM..............    10.375    1/1/03     89,199
                                                                     ----------
                                                                        876,006
                                                                     ----------
            New Mexico -- 0.34%
    475,000 Albuquerque New Mexico
             Collateralized (FGIC)..............     4.540   5/15/11    209,000
    100,000 Bernalillo County New Mexico Multi-
             Family, Mandatory Put 11/1/06 @100
             (AXA)..............................     5.800   11/1/25    104,625
     15,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)..............     5.500    7/1/17     14,850
     35,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)..............     5.600    7/1/28     34,431
      1,628 Santa Fe New Mexico Single Family
             Mortgage...........................     8.450   12/1/11      1,722
                                                                     ----------
                                                                        364,628
                                                                     ----------
            New York -- 4.06%
    165,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC).....     5.200   12/1/13    160,050
    150,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC).....     5.400   12/1/18    144,938
    600,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC).....     5.500   12/1/28    576,749

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)  Date     (Note 2)
 ----------              -----------               -------- -------- ----------
            Municipal Bonds (continued)
            New York (continued)
 $   15,000 Amherst New York Industrial
             Development Agency, Multisurface
             Rink Complex (LOC).................    4.750   10/1/02  $   15,019
     25,000 Amherst New York Industrial
             Development Agency, Multisurface
             Rink Complex (LOC).................    5.180   10/1/06      24,938
     35,000 Capital District Youth Center New
             York (LOC).........................    6.000    2/1/17      35,481
    350,000 Dutchess County New York Resource
            Recovery Agency, Solid Waste
            Systems, Series C, AMT (MBIA).......    5.000    1/1/10     344,312
     35,000 Nassau County New York General
            Imports, Series X (AMBAC)...........    5.000   11/1/05      35,744
     35,000 Nassau County New York General
            Imports, Series X (AMBAC)...........    5.000   11/1/06      35,613
    110,000 New York City Housing Authority
            Multi-Family Housing, SEC Assisted,
            Series A (AMBAC)....................    5.450    7/1/08     113,988
     30,000 New York City Industrial Development
            Agency, College of Aeronautics
            Project.............................    5.000    5/1/06      29,400
     20,000 New York City Industrial Development
            Agency, College of Aeronautics
            Project.............................    5.200    5/1/09      19,500
    175,000 New York City Industrial Development
            Agency, Series C, Mandatory Put
            11/1/99 @100, AMT (LOC).............    7.625   11/1/09     175,532
    255,000 New York New York, Series B
            (AMBAC).............................    7.250   8/15/07     294,844
    250,000 New York New York, Series L (MBIA)..    8.000    8/1/06     297,500
    720,000 New York State Dormitory Authority
            Lease Revenue, State University
            Dormitory Facilities, Series A
            (AMBAC).............................    5.250    7/1/12     724,499
      5,000 New York State Dormitory Authority
            Revenue, Zero Coupon, ETM...........    4.210    7/1/04       3,869
    195,000 New York State Dormitory Authority
            Revenue, Hunts Point Multi Service
            Center..............................    5.625    7/1/22     197,925
    215,000 New York State Dormitory Authority
            Revenue, Long Island University
            (Insured - Asset GTY), Prerefunded
            5/1/05 @102.........................    6.000    9/1/08     234,081
     85,000 New York State Dormitory Authority
            Revenue, St. Mary's Hospital
            Amsterdam (MBIA)....................    5.250    5/1/05      87,550
     10,000 New York State Power Authority
            Revenue & General Obligation, Series
            C, ETM..............................    9.500    1/1/01      10,400
    325,000 New York State Urban Development
            Corporation Revenue, (AMBAC)........    5.625    1/1/07     340,843
     55,000 Oneida County New York Industrial
            Development Agency Revenue, Civic
            Facilities-Mohawk Valley, Series A
            (FSA)...............................    4.550    2/1/04      55,069
     45,000 Oneida County New York Industrial
            Development Agency Revenue, Civic
            Facilities-Mohawk Valley, Series A
            (FSA)...............................    4.650    2/1/05      45,056
     60,000 Oneida County New York Industrial
            Development Agency Revenue, Civic
            Facilities-Mohawk Valley, Series A
            (FSA)...............................    4.700    2/1/06      59,925
     65,000 Oneida County New York Industrial
            Development Agency Revenue, Civic
            Facilities-Mohawk Valley, Series A
            (FSA)...............................    5.000    1/1/13      63,700
     65,000 Oneida County New York Industrial
            Development Agency Revenue, Civic
            Facilities-Mohawk Valley, Series A
            (FSA)...............................    5.200    2/1/13      65,163
    155,000 Syracuse New York Housing Authority
            Revenue (FHA).......................    5.000    8/1/07     154,031
                                                                     ----------
                                                                      4,345,719
                                                                     ----------
            North Carolina -- 0.03%
     30,000 Vance County North Carolina
            Industrial Facilities & Pollution
            Control, Carolina Comforters
            Project, Put Option 9/1/99 @100
            (LOC)...............................    4.700    9/1/00      30,048
                                                                     ----------
            North Dakota -- 2.21%
    125,000 North Dakota State Housing Finance
            Agency Revenue, Homemortgage
            Finance, Series E, AMT..............    4.500    7/1/07     121,719
     95,000 North Dakota State Housing Finance
            Agency Revenue, Homemortgage
            Finance, Series E, AMT..............    4.550    1/1/08      91,794
    150,000 North Dakota State Housing Finance
            Agency Revenue, Homemortgage
            Finance, Series E, AMT..............    4.850    7/1/11     143,625
    155,000 North Dakota State Housing Finance
            Agency Revenue, Homemortgage
            Finance, Series E, AMT..............    4.950    1/1/12     148,994
    100,000 North Dakota State Housing Finance
            Agency Revenue, Series D, AMT.......    4.500    1/1/07      97,250
     90,000 North Dakota State Housing Finance
            Agency Revenue, Series D, AMT.......    4.550    1/1/08      86,738

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

  Principal               Security                         Maturity    Value
   Amount                Description              Rate (%)  Date     (Note 2)
 -----------             -----------              -------- -------- -----------
             Municipal Bonds (continued)
             North Dakota (continued)
 $   405,000 North Dakota State Housing Finance
              Agency Revenue, Series D, AMT....    4.550     7/1/08 $   389,813
     120,000 North Dakota State Housing Finance
              Agency Revenue, Series D, AMT....    4.650     1/1/09     115,650
     475,000 North Dakota State Housing Finance
              Agency Revenue, Series D, AMT....    4.850     7/1/11     454,812
     475,000 North Dakota State Housing Finance
              Agency Revenue, Series D, AMT....    4.950     1/1/12     456,593
     275,000 North Dakota State Housing Finance
              Agency Revenue, Series D, AMT....    5.000     1/1/13     264,000
                                                                    -----------
                                                                      2,370,988
                                                                    -----------
             Ohio -- 2.20%
     118,234 Bridlewood Apartments, Put Option
              9/1/01 @100......................    5.600     9/1/21     118,234
      85,000 Cuyahoga County Ohio Multi-Family
              Housing, AMT (GNMA)..............    6.250   12/20/36      89,463
     800,000 Franklin County Ohio Housing
              Revenue, Rosewind Limited
              Partnership Project, AMT.........    4.900     1/1/02     804,999
      80,000 Hancock County Ohio Multi-Family
              Housing, Crystal Glen Apartments,
              AMT (LOC)........................    5.050     1/1/10      78,100
      25,000 Jefferson County Ohio (Insured -
               Asset GTY)......................    6.625    12/1/05      26,813
     100,000 Lorain County Ohio Health Care
              Facilities, Put..................    4.750     2/1/22      99,125
      70,000 Lorain County Ohio Hospital
              Revenue, Humility of Mary Health
              Care, ETM........................    7.125   12/15/06      74,550
      65,000 Lorain County Ohio Hospital
              Revenue, Humility of Mary Health
              Care, ETM........................    7.200   12/15/11      69,469
     385,000 Lorain County Ohio Hospital
             Revenue, Humility of Mary Health
             Care, Prerefunded 6/15/05 @100....    5.900   12/15/08     407,619
      20,000 Lucas-Palmer Housing Development
             Corporation of Ohio (FHA/MBIA)....    5.900     7/1/07      20,825
      25,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue, Section
             8 Assisted Project (FHA/MBIA).....    5.700     1/1/05      25,781
     135,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue, Section
             8 Assisted Project (FHA/MBIA).....    5.100     7/1/09     134,494
      20,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue, Section
             8 Assisted Project,
             Series A (FHA/MBIA)...............    4.500     1/1/03      19,925
      25,000 Ohio State Mortgage Revenue
             (FHA).............................    5.600     8/1/06      25,469
      15,000 Ohio State Pollution Control
             Revenue, General Motors
             Corporation Project...............    6.500     3/1/06      15,030
     340,000 Sandusky County Ohio Health Care
             Facilities Revenue (FNMA).........    5.150     7/1/09     343,825
                                                                    -----------
                                                                      2,353,721
                                                                    -----------
             Oklahoma -- 1.34%
     105,000 Cleveland County Oklahoma Home
             Loan..............................    8.375     8/1/12     111,037
       5,000 Grand River Dam Authority Oklahoma
             Revenue, ETM......................    6.250    11/1/08       5,150
      90,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA)..............    8.250    12/1/04     106,538
      50,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA)..............    8.250    12/1/05      60,250
      10,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA)..............    8.250    12/1/06      12,250
      60,000 Oklahoma Housing Finance Agency
             Multi-Family (FNMA)...............    5.100    12/1/07      60,256
      15,000 Payne County Oklahoma Home
             Financial Authority...............    8.625     3/1/11      15,656
   1,000,000 Tulsa Oklahoma Municipal Airport,
             AMT...............................    7.600    12/1/30   1,065,000
                                                                    -----------
                                                                      1,436,137
                                                                    -----------
             Oregon -- 1.26%
     730,000 Cow Creek Band Umpqua Tribe Of
             Indians, Series B (AMBAC).........    5.100     7/1/12     730,000
     640,000 Oregon State Health Housing,
             Educational & Cultural Facilities,
             Cedar West Housing Project, Series
             A, AMT (LOC)......................    4.650     1/2/08     620,800
                                                                    -----------
                                                                      1,350,800
                                                                    -----------
             Pennsylvania -- 11.18%
      50,000 Aliquippa Pennsylvania, Partially
             ETM (Asset GTY)...................    8.250    9/15/01      52,625
     120,000 Allegheny County Pennsylvania
             Hospital Development Authority
             (MBIA)............................    5.000    11/1/23     111,450
      65,000 Allegheny County Pennsylvania
             Industrial Development, HVL Plaza
             Project, AMT (LOC)................    6.000    10/1/04      65,089
      30,000 Allegheny County Pennsylvania
             Residential Finance Authority
             (GNMA)............................    6.500    11/1/14      30,600

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)  Date     (Note 2)
 ----------              -----------                -------- -------- ----------
            Municipal Bonds (continued)
            Pennsylvania (continued)
 $  150,000 Allegheny County Pennsylvania
             Residential Finance Authority,
             Single Family Mortgage, Series DD-2,
             AMT (GNMA)..........................    4.950     5/1/09 $  145,688
     35,000 Allentown Pennsylvania Area Hospital
             Authority, Sacred Heart Hospital of
             Allentown...........................    6.200   11/15/03     36,575
     25,000 Cambria County Pennsylvania (FGIC)...    5.000    8/15/08     25,156
      5,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.200   10/15/99      5,006
     15,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.500   10/15/00     14,981
     15,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.650   10/15/01     14,963
     20,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.750   10/15/02     19,900
     20,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.850   10/15/03     19,850
     25,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    4.900   10/15/04     24,719
     25,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    5.000   10/15/07     24,250
     10,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    5.100   10/15/08      9,700
     20,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    5.125   10/15/09     19,275
     25,000 Chester County, Pennsylvania Health &
             Education Finance Authority,
             Immaculata College..................    5.300   10/15/11     24,000
     40,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/01 @100...........    6.250     6/1/26     41,131
    200,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/04 @100...........    6.700     6/1/26    211,499
     45,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/09 @100...........    6.850     6/1/26     47,813
     95,000 Delaware County Pennsylvania
             Authority Hospital Revenue, Riddle
             Memorial Hospital, ETM..............    5.900     1/1/02     98,444
     10,000 Delaware County Pennsylvania
             Authority Revenue, Dunwoody Village
             Project.............................    5.625     4/1/09     10,113
    100,000 Delaware County Pennsylvania
             Authority University Revenue,
             Villanova University, ETM...........    9.625     8/1/02    108,500
    350,000 Delaware County Pennsylvania
             Authority, Eastern College, Series
             B...................................    5.500    10/1/19    334,249
      5,000 Delaware River Port Authority,
             Pennsylvania & New Jersey, ETM......    6.500    1/15/11      5,363
     25,000 Downington, Pennsylvania, Municipal
             Water Authority (FSA)...............    4.750     9/1/10     24,406
     10,000 Erie, Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project.....................    5.750    3/15/12      9,975
     30,000 Erie, Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project.....................    5.850    3/15/17     30,113
    200,000 Falls Township, Pennsylvania Hospital
             Authority, Hospital Revenue,
             Delaware Valley Medical (FHA).......    6.900     8/1/11    205,749
     20,000 Fayette County, Pennsylvania Hospital
             Authority, Hospital Revenue, The
             Uniontown Hospital, (AMBAC).........    5.200    6/15/04     20,550
     75,000 Fayette County, Pennsylvania Hospital
             Authority, Hospital Revenue, The
             Uniontown Hospital, (AMBAC).........    5.400    6/15/06     77,719
     40,000 Fayette County, Pennsylvania Hospital
             Authority, Hospital Revenue, The
             Uniontown Hospital, (AMBAC).........    5.450    6/15/07     41,300
     90,000 Fayette County, Pennsylvania Hospital
             Authority, Hospital Revenue, The
             Uniontown Hospital, (AMBAC).........    5.550    6/15/08     93,600
    100,000 Fayette County, Pennsylvania Hospital
             Authority, Hospital Revenue, The
             Uniontown Hospital, (AMBAC)........     5.650    6/15/09    102,500
    940,000 Franklin County Pennsylvania
             Industrial Development Authority,
             Chambersburg Hospital, (AMBAC)......    5.000     7/1/08    942,349
     15,000 Geisinger Authority Pennsylvania
             Health Systems, Series B,
             Prerefunded 7/1/99 @102.............    7.375     7/1/02     15,300
     85,000 Greene County Pennsylvania Industrial
             Development Authority Monongahela
             Power Company, Series B, (MBIA).....    5.100     2/1/12     84,363
     65,000 Greene County Pennsylvania Industrial
             Development Authority, Monongahela
             Power Company, Series B (MBIA)......    4.750     2/1/07     64,675
    400,000 Greene County Pennsylvania Industrial
             Development Authority, West Penn
             Power Company, Series B (MBIA)......    4.750     2/1/07    397,999
     55,000 Hazelton Pennsylvania Area School
             District, Series A (FGIC)...........    4.750     3/1/08     54,381
     40,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)...........    4.650     3/1/07     39,600
     60,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)...........    4.900     3/1/09     59,775
     50,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)...........    5.000     3/1/10     49,813

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)  Date     (Note 2)
 ----------              -----------               -------- -------- ----------
            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   40,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)..........     5.000    3/1/11 $   39,550
     10,000 Hazleton Pennsylvania Area School
             District, Series B (FGIC)..........     4.500    3/1/05      9,938
     25,000 Indiana County Pennsylvania
            Industrial Development Authority,
            Pollution Control Revenue (MBIA)....     6.000    6/1/06     26,844
    165,000 Kennett Square Pennsylvania
            Guaranteed Sewer Revenue (FSA)......     5.300  12/15/27    161,700
    110,000 Lebanon County Pennsylvania Good
            Samaritan Hospital Authority, ETM...     6.800   11/1/01    114,126
    150,000 Lehigh County Pennsylvania General
            Purpose Authority, Muhlenberg
            Continuing Care, Prerefunded 3/15/00
            @102 (LOC)..........................     7.800   3/15/20    155,139
     65,000 Lehigh County Pennsylvania General
            Purpose Authority, Muhlenberg
            Hospital Center, ETM................     4.800   7/15/00     65,621
     45,000 Lehigh County Pennsylvania General
            Purpose Authority, Muhlenberg
            Hospital Center, ETM................     4.800   7/15/00     45,430
     50,000 Monroeville Pennsylvania Hospital
            Authority, East Suburban Health
            Center Project, Prerefunded 7/1/04
            @100................................     7.600    7/1/08     55,875
     15,000 Montgomery County Pennsylvania
            (LOC)...............................     6.750  11/15/04     15,619
     20,000 Montgomery County Pennsylvania
            Higher Education & Health Authority
            Revenue, Prerefunded 1/1/01 @100....     5.000    1/1/03     19,900
     25,000 Montgomery County Pennsylvania
            Industrial Development Authority
            Health Facilities Revenue...........     6.400    6/1/03     25,813
    165,000 Montgomery County Pennsylvania
            Industrial Development Authority
            Revenue, 1st Mortgage Meadowood
            Corporation Project, Prerefunded
            12/1/00 @102........................    10.250   12/1/20    182,325
     20,000 Penn Cambria School District
            (Insured - Asset GTY)...............     4.000   8/15/99     20,014
     25,000 Pennsylvania Housing Finance Agency,
            Rental Housing (FNMA)...............     5.150    7/1/03     25,594
    335,000 Pennsylvania Housing Finance Agency,
            Rental Housing (FNMA)...............     6.500    7/1/23    352,587
     15,000 Pennsylvania Housing Finance Agency,
            Single Family Mortgage, Series 1991
            31A, AMT............................     7.000   10/1/05     15,694
    100,000 Pennsylvania Housing Finance Agency,
            Single Family Mortgage, Series 58A,
            AMT.................................     5.000   10/1/04     99,875
    685,000 Pennsylvania Housing Finance Agency,
            Single Family Mortgage, Series 65A,
            AMT.................................     4.600   10/1/08    664,449
    125,000 Pennsylvania Housing Finance Agency,
            Single Family Mortgage, Series W,
            AMT, Prerefunded 10/1/99 @102.......     7.800   10/1/20    127,773
  1,355,000 Pennsylvania State Certificates of
            Participation, Series A (AMBAC).....     5.400    7/1/09  1,351,612
    300,000 Pennsylvania State Finance Authority
            Revenue, Municipal Capital Imports
            Program,
            (Inv Ag Sun America)................     6.600   11/1/09    326,250
     85,000 Pennsylvania State Higher
            Educational Facilities,.............     5.000   11/1/08     82,450
    145,000 Pennsylvania State Higher
            Educational Facilities, Gwynedd-
            Mercy College
            (Insured - Asset GTY)...............     4.550   11/1/09    137,388
    205,000 Pennsylvania State Higher
            Educational Facilities, Gwynedd-
            Mercy College
            (Insured - Asset GTY)...............     4.650   11/1/10    194,494
    200,000 Pennsylvania State Higher
            Educational Facilities, Gwynedd-
            Mercy College
            (Insured - Asset GTY)...............     4.900   11/1/12    190,750
    135,000 Pennsylvania State Higher
            Educational Facilities, Gwynedd-
            Mercy College
            (Insured - Asset GTY)...............     5.000   11/1/13    128,925
    500,000 Pennsylvania State Higher
            Educational Facilities, University
            of Pennsylvania, Series A...........     7.000    1/1/09    545,624
     10,000 Pennsylvania State Higher
            Educational Facilities, University
            of the Arts
            (Insured - Asset GTY)...............     4.750   3/15/05      9,913
     20,000 Pennsylvania State Higher
            Educational Facilities, University
            of the Arts
            (Insured - Asset GTY)...............     4.850   3/15/06     20,025
     20,000 Pennsylvania State Higher
            Educational Facilities, University
            of the Arts
            (Insured - Asset GTY)...............     5.100   3/15/09     19,600
     20,000 Pennsylvania State Higher
            Educational Facilities, University
            of the Arts
            (Insured - Asset GTY)...............     5.200   3/15/10     19,900

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)  Date     (Note 2)
 ---------              -----------               -------- -------- -----------
            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   20,000 Pennsylvania State Higher
             Educational Facilities, University
             of the Arts
             (Insured - Asset GTY).............    5.250   3/15/11  $    19,800
     20,000 Pennsylvania State Higher
             Educational Facilities, University
             of the Arts
             (Insured - Asset GTY).............    5.300   3/15/12       19,775
     10,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.000    1/1/02       10,063
     10,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.100    1/1/03       10,075
     15,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.200    1/1/04       15,150
     15,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.300    1/1/05       15,188
     15,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.400    1/1/06       15,244
     85,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College...........................    5.850    1/1/17       85,106
     40,000 Philadelphia Pennsylvania Authority
             For Industrial Development (FHA)..    4.750    2/1/08       38,950
     60,000 Philadelphia Pennsylvania Authority
             For Industrial Development, Jeanes
             Physicians' Office................    9.375    7/1/10       61,121
    170,000 Philadelphia Pennsylvania Authority
             For Industrial Development,
             National Board of
             Medical Examiners Project,
             Prerefunded 5/1/02 @102...........    6.500    5/1/05      182,750
     35,000 Philadelphia Pennsylvania Authority
             For Industrial Development,
             National Board of
             Medical Examiners Project,
             Prerefunded 5/1/02 @102...........    6.750    5/1/12       37,844
     20,000 Philadelphia Pennsylvania Authority
             For Industrial Development, PGH
             Development Corporation, ETM......    7.000    7/1/99       20,000
     10,000 Philadelphia Pennsylvania Hospital
             & Higher Educational Facilities,
             St. Agnes Medical Center Project,
             (ETM).............................    6.750   8/15/01       10,213
    230,000 Philadelphia Pennsylvania Hospitals
             & Higher Education Facilities,
             Health Systems, Series A (FHA)....    5.375    1/1/28      217,924
    135,000 Philadelphia Pennsylvania Hospitals
             & Higher Educational Facilities,
             Friends Hospital, (ACA)...........    6.200    5/1/11      142,594
    250,000 Philadelphia Pennsylvania Hospitals
             & Higher Educational Facilities,
             Temple University Children's
             Medical Center....................    4.400   6/15/01      246,874
     25,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Oliver
             Garage Project (FGIC).............    5.200    6/1/11       24,781
     15,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Series C,
             AMT (GNMA/FNMA)...................    5.950   10/1/29       15,225
  1,080,000 Pottsville Pennsylvania Hospital
             Authority.........................    5.625    7/1/24    1,069,199
     50,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic......................    4.700    7/1/01       49,375
     55,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic......................    4.800    7/1/02       53,900
     60,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic......................    5.150    7/1/09       55,575
    150,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic......................    5.500    7/1/18      135,938
     40,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic, Prerefunded 7/1/04
             @102..............................    7.250    7/1/24       45,400
     15,000 Scranton-Lackawanna Pennsylvania
             Health & Welfare..................    6.625   4/15/07       15,087
    115,000 Seneca Valley Pennsylvania School
             District, Series A (FGIC).........    5.250    7/1/07      118,306
     40,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital,
             District B (Insured - Asset GTY)..    5.200    3/1/10       39,600
     10,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital,
             District B (Insured - Asset GTY)..    5.300    3/1/11        9,900
      5,000 St. Mary Hospital Authority, Bucks
             County, ETM.......................    6.625    7/1/04        5,269
     30,000 York County Pennsylvania Industrial
             Authority, Personal Care
             Facilities Fox Ridge, Prerefunded
             10/1/02 @100......................    9.500   10/1/19       34,613
     75,000 York Pennsylvania Housing
             Corporation, Revenue Mortgage
             Series A..........................    6.875   11/1/09       76,654
                                                                    -----------
                                                                     11,963,396
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Municipal Bonds (continued)
            Rhode Island -- 0.97%
 $   20,000 Central Falls Rhode Island,
            Prerefunded 11/15/00 @103.........     9.250  11/15/10 $     21,975
  1,000,000 Rhode Island Health and
            Educational Board, Higher
            Educational Facilities (AMBAC)....     5.000  11/15/24      922,500
     25,000 Rhode Island State Industrial
             Development Facilities
             Corporation, Crystal
             Thermoplastics Project...........     6.900    8/1/14       26,156
     60,000 West Warwick Rhode Island Series
            A, IBCC (Insured - Asset GTY).....     7.300   7/15/08       66,375
                                                                   ------------
                                                                      1,037,006
                                                                   ------------
            South Carolina -- 1.44%
    210,000 South Carolina Jobs Economic
            Development Authority Revenue,
            AMT...............................     5.050    6/1/08      205,800
     50,000 South Carolina State Housing
            Finance & Development.............     5.500   12/1/05       51,625
    200,000 South Carolina State Housing
             Finance & Development, Mandatory
             Put 6/1/05 @100 (FNMA)...........     5.700    6/1/25      211,000
     25,000 South Carolina State Housing
            Finance & Development (FHA).......     6.050    7/1/27       25,531
     65,000 South Carolina State Housing
             Finance & Development Authority
             Multi-Family Revenue, Mandatory
             Put 6/1/10 @100, AMT.............     6.750    6/1/25       68,088
  1,000,000 York County South Carolina
            Industrial Revenue, AMT...........     5.700    1/1/24      982,500
                                                                   ------------
                                                                      1,544,544
                                                                   ------------
            South Dakota -- 0.07%
     65,000 South Dakota Housing Development
            Authority.........................     7.000    4/1/12       68,250
     10,000 South Dakota State Building
            Authority, Prerefunded to various
            dates.............................    10.500    9/1/00       10,613
                                                                   ------------
                                                                         78,863
                                                                   ------------
            Tennessee -- 0.87%
     55,000 Greenville Tennessee Health &
            Educational Facilities, ETM.......     8.700   10/1/09       64,694
     55,000 Metro Government Nashville &
            Davidson County (Insured - Asset
            GTY)..............................     5.500    5/1/23       54,656
    140,000 Metro Government Nashville &
             Davidson County Multi-Family
             Housing, Welch Bend Apartments,
             Mandatory Put 1/1/07 @100
             (FNMA)...........................     5.500    1/1/22      144,025
     15,000 Metro Government Nashville &
             Davidson County, CI Homes Inc.
             Project, Series A, Prerefunded
             10/1/07 @105.....................     9.000   10/1/07       19,388
     85,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Insured -
              Asset GTY)......................     6.500   10/1/07       89,675
     30,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Insured -
              Asset GTY)......................     6.750   10/1/17       31,800
    525,000 Tennessee Energy Acquisition
            Corporation, Series B (AMBAC).....     5.000    9/1/07      529,593
                                                                   ------------
                                                                        933,831
                                                                   ------------
            Texas -- 2.60%
    200,000 Austin Texas Hotel Occupancy Tax,
            Series A..........................     5.125  11/15/14      195,999
     45,000 Austin Texas Water, Sewer &
            Electric..........................    14.000  11/15/01       50,681
    115,000 Bexar County Texas Housing Finance
            Corp. Residual, Revenue Capital
            Appreciation......................     3.900    3/1/15       41,831
     10,000 Bexar County Texas Housing Finance
            Corp. Revenue, AMT (GNMA).........     7.750    9/1/15       10,428
    115,000 Bryan Texas Higher Education
            Authority.........................     7.300   12/1/16      118,881
    137,808 Capital Area Housing Finance
            Corp..............................     6.500   11/1/19      140,392
     65,000 Collin County Texas Housing
             Finance Corp. Multi-Family
             Revenue, Mandatory Put 9/1/03....     6.500    9/1/22       66,869
    235,000 De Soto Texas Housing Financial
            Corp., Mandatory Put 10/1/07 @100
            (FNMA)............................     5.125   10/1/27      235,293
     10,000 Del Rio Texas (Insured - Asset
            GTY)..............................     7.500    4/1/03       10,975
     15,000 Del Rio Texas (Insured - Asset
            GTY)..............................     7.500    4/1/04       16,744
      5,000 Del Rio Texas (Insured - Asset
            GTY)..............................     7.500    4/1/08        5,838
     15,000 Del Rio Texas (Insured - Asset
            GTY)..............................     7.500    4/1/09       17,419
      5,000 Del Rio Texas (Insured - Asset
            GTY)..............................     6.500    4/1/10        5,438

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- -------- ------------
            Municipal Bonds (continued)
            Texas (continued)
 $    5,000 Del Rio Texas (Insured - Asset
            GTY)...............................    5.550     4/1/11 $      5,063
      5,000 Del Rio Texas (Insured - Asset
            GTY)...............................    5.650     4/1/13        5,100
      5,000 Del Rio Texas (Insured - Asset
            GTY)...............................    5.750     4/1/16        5,150
     15,000 Del Rio Texas (Insured - Asset
            GTY)...............................    5.750     4/1/17       15,450
     10,000 Denison Texas Hospital Authority
            Hospital Revenue, ETM..............    7.125     7/1/08       10,975
     70,000 Gregg County Texas Housing Finance
            Corp. (AXA), Mandatory Put 3/1/06
            @100...............................    6.400     3/1/25       73,150
     35,000 Gulf Coast Waste Disposal Authority
            Texas, Prerefunded 8/01/03 @100....    6.500     2/1/06       36,881
     75,000 Harris County Texas (MBIA).........    3.830    8/15/01       68,531
     15,000 Harris County Texas Housing Finance
            Corp., Mandatory Put 9/1/99 @100
            (LOC)..............................    5.600   12/31/19       15,035
     20,000 Harris County Texas Housing Finance
            Corp., AMT (FSA)...................    5.700     6/1/06       20,525
    120,000 Houston Texas Housing & Finance
            Corp. Single-family, Zero Coupon...    4.270     6/1/14       40,050
    140,000 Houston Texas Housing Finance Corp.
            Single-family......................    8.000     6/1/14      144,900
      5,000 Houston Texas Sewer System Revenue,
            ETM................................    5.400    10/1/04        5,206
     25,000 Houston Texas Sewer Systems
            Revenue, ETM.......................    6.375    10/1/08       27,375
     15,000 McAllen Texas Development Corp.
            (FSA)..............................     4.70    2/15/08       14,756
     15,000 McAllen, Texas Development Corp.
            (FSA)..............................     4.80    2/15/09       14,794
    125,000 Northeast Hospital Authority Texas
            Revenue, ETM.......................    8.000     7/1/08      140,469
     13,242 Odessa Texas Housing & Finance
            Corp. Single-family (FNMA).........    8.450    11/1/11       13,953
     30,000 Panhandle Texas Regulation Housing
            & Finance, AMT (GNMA)..............    7.500     5/1/24       30,825
     10,000 Panhandle-Plains Texas Higher
            Education, Series D, AMT...........    5.100     9/1/03       10,150
     10,000 Panhandle-Plains Texas Higher
            Education, Series D, AMT...........    5.250     3/1/05       10,150
     10,000 Port Houston Authority Texas
            Harris.............................    5.750     5/1/02       10,137
    130,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Summit Project A,
             Mandatory Put 9/1/07 @100 (FNMA)..    5.080     9/1/27      130,000
     15,000 Texarkana Texas Housing Finance
             Corporation Mortgage, Summer Hill
             Series A (GNMA)...................    5.550    1/20/07       15,375
     75,000 Texas State Department Housing &
            Community Affairs Volente Project,
            AMT (FNMA).........................    5.000     7/1/08       74,156
    100,000 Texas State Department Housing &
             Community Affairs, Meadow Ridge
             Apartments Project, AMT (FNMA)....    5.050     8/1/08      100,125
     60,000 Travis County Texas Housing Finance
             Corporation, Broadmoor Apartments
             Project, AMT (FSA)................    5.700     6/1/06       61,575
    145,000 Washington County Texas Health
            (ACA)..............................    4.250     6/1/00      146,004
    310,000 Washington County Texas Health
            (ACA)..............................    4.500     6/1/01      310,387
     50,000 Webb County Texas Certificates of
             Participation, Series A,
             Prerefunded 10/1/07 @101 (Asset
             GTY)..............................    5.200    10/1/08       51,313
     50,000 Webb County Texas Certificates of
             Participation, Series A,
             Prerefunded 10/1/07 @101 (Asset
             GTY)..............................    5.300    10/1/09       51,688
     50,000 Webb County Texas Certificates of
            Participation, Series A, ETM
            (Insured -- Asset GTY).............    5.100    10/1/07       50,813
      5,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.600     9/1/05        4,994
     15,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.600     9/1/06       14,888
     30,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.650     9/1/07       29,663
     20,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.700     9/1/08       19,725
     25,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.800     9/1/09       24,656
     30,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.900     9/1/10       29,550
     35,000 Willow Fork Drain District Texas
            (AMBAC)............................    4.900     9/1/11       34,213
                                                                    ------------
                                                                       2,784,538
                                                                    ------------
            Utah -- 0.52%
     20,000 Brigham City Utah Special
             Assessment, Special Imports
             District No. 22,
             Prerefunded 8/1/00 @ 102..........    9.000     8/1/04       21,496
     20,000 Hildale Utah.......................    7.500   12/15/03       21,350
     40,000 Provo City Utah Housing Authority,
             Multi-Family, Lookout Pointe
             Apartments (GNMA).................    6.000    7/20/08       42,200


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Municipal Bonds (continued)
            Utah (continued)
 $   15,000 Salt Lake City Utah Individual
            Development Revenue, Hermes
            Association Project (LOC).........    5.900     9/1/99 $     15,038
      5,000 Utah State Housing Finance Agency,
            Single Family Mortgage, Issue B-2,
            AMT (FHA).........................    7.600     1/1/22        5,150
    145,000 Utah State Housing Finance Agency,
            Single Family Mortgage, Mezz D2,
            AMT...............................    5.400     7/1/20      140,651
     25,000 Utah State Housing Finance Agency,
            Single Family Mortgage, Series F1
            CL I..............................    5.500     7/1/16       24,625
     25,000 Utah State Housing Finance Agency,
            Single Family Mortgage, Sub-D2,
            AMT...............................    5.250     7/1/12       24,375
     65,000 Utah State Housing Financial
            Agency, Single Family Mortgage, A2
            CL II, AMT........................    5.400     7/1/16       63,213
     35,000 Utah State Housing Financial
            Agency, Single Family Mortgage, A2
            CL III, AMT.......................    5.200     7/1/11       34,125
     35,000 Utah State Housing Financial
            Agency, Single Family Mortgage, B2
            CL III, AMT.......................    5.250     7/1/11       34,344
     40,000 Utah State Housing Financing
            Agency, Sub-Single Family
            Mortgage, Issue F1................    5.850     7/1/07       41,550
     85,000 Weber County Utah Municipal
            Building Authority (Insured --
             Asset GTY).......................    6.750   12/15/04       93,606
                                                                   ------------
                                                                        561,723
                                                                   ------------
            Vermont -- 0.11%
     45,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project.......    5.750     7/1/13       45,113
      5,000 Vermont Educational & Health
            Buildings Financing, Norwich
            University Project................    4.300     7/1/00        5,022
     15,000 Vermont Educational & Health
            Buildings Financing, Norwich
            University Project................    4.750     7/1/04       14,831
     25,000 Vermont Educational & Health
            Buildings Financing, Norwich
            University Project................    5.000     7/1/06       24,781
     25,000 Vermont Educational & Health
            Buildings Financing, Norwich
            University Project................    5.000     7/1/07       24,500
                                                                   ------------
                                                                        114,247
                                                                   ------------
            Virginia -- 1.39%
    195,000 Alexandria Virginia Redevelopment
            & Housing Authority, AMT..........    6.625     5/1/24      203,288
    780,000 Chesterfield County Virginia
            Individual Development (LOC)......    5.000     7/1/14      745,874
    300,000 Chesterfield Field County Virginia
            Individual Development Authority
            (LOC).............................    5.200     7/1/19      285,000
     75,000 Newport News Virginia Industrial
            Development Authority (GNMA)......    7.250     8/1/16       80,906
    110,000 Richmond Virginia Metro Authority
             Expressway Revenue, Partially
             Prerefunded, Balance ETM.........    7.000   10/15/13      117,700
     50,000 Virginia State Housing Development
            Authority, Multi-Family Housing,
            Series D..........................    6.800    11/1/09       53,313
                                                                   ------------
                                                                      1,486,081
                                                                   ------------
            Washington -- 3.37%
     30,000 Grays Harbor County Washington
            Public Utility, ETM...............    5.375     1/1/06       30,188
     15,000 King County Washington Housing
            Authority, Multi-Family Housing...    7.000     8/1/03       15,325
     45,000 King County Washington Housing
            Authority, Multi-Family Mortgage..    7.000     8/1/03       46,260
     95,000 Seattle Washington Housing
            Authority (GNMA)..................    7.400   11/20/36      107,230
     40,000 Spokane Washington Housing
             Authority Revenue, Valley 206
             Apartments, Junior Lien A
             (Standby LOC)....................    5.750     4/1/28       38,950
     65,000 Spokane Washington Housing
             Authority Revenue, Valley 206
             Apartments, Senior Lien A........    5.625     4/1/28       62,238
  1,000,000 Washington State Health Care
            Facilities Authority Revenue
            (LOC).............................    7.875    12/1/09    1,050,000
     55,000 Washington State Health Care
            Facilities, Prerefunded 10/1/99
            @102..............................    7.875   12/31/10       56,663
  2,100,000 Washington State Housing Finance
             Community, Family Mortgage
             Revenue, Weekly Floater (LOC)....    3.550     1/1/10    2,100,000
     95,000 Washington State Housing Finance
            Community (GNMA/FNMA).............    6.900     7/1/16       96,543
      5,000 Washington State Housing Finance
            Community, Series A (FNMA)........    7.000     7/1/99        5,000
                                                                   ------------
                                                                      3,608,397
                                                                   ------------
            West Virginia -- 0.60%
     15,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corporation
             Project, (Standby LOC)...........    5.550     9/1/08       15,075
     15,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corporation
             Project, (Standby LOC)...........    5.700     9/1/09       15,150

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

 Principal
   Amount                Security                        Maturity    Value
 or Shares             Description              Rate (%)   Date     (Note 2)
 ---------             -----------              -------- -------- ------------
            Municipal Bonds (continued)
            West Virginia (continued)
 $  185,000 Harrison County West Virginia,
            Series B, Zero Coupon (AMBAC)....    4.610   10/20/10 $     83,481
    195,000 Marshall County West Virginia
            Mortgage Revenue Capital
            Appreciation (MBIA)..............    4.330     5/1/14       63,619
     55,000 Mason County, Refunding, 1st
            Mortgage, Pt. Pleasant Haven
            (LOC)............................    6.200    12/1/05       56,788
    350,000 Preston County West Virginia
            Pollution Control, County
            Commission Monongahela...........    4.500     3/1/03      346,500
    140,000 Raleigh, Fayette, & Nicholas
             Counties, Compounding Interest,
             Series B (AMBAC), Zero Coupon...    4.910    6/20/10       60,725
                                                                  ------------
                                                                       641,338
                                                                  ------------
            Wisconsin -- 0.63%
     35,000 Oshkosh Wisconsin Hospital
             Facility Revenue, Mercy Medical
             Center, Prerefunded 7/1/07 @
             100.............................    7.375     7/1/09       39,156
      5,000 Pewaukee Wisconsin Individual
             Development Revenue, Lae Country
             Development Project, AMT (LOC)..    5.800     6/1/04        5,138
      5,000 Pewaukee Wisconsin Individual
             Development Revenue, Lake
             Country Development Project, AMT
             (LOC)...........................    5.900     6/1/05        5,150
     10,000 Pewaukee Wisconsin Individual
             Development Revenue, Lake
             Country Development Project, AMT
             (LOC)...........................    6.000     6/1/06       10,338
     10,000 West Bend Wisconsin Refunding        6.400     2/1/05       10,588
     15,000 Whitewater Wisconsin Waterworks
            Systems Mortgage.................    7.500     7/1/16       16,800
     25,000 Wisconsin Housing and Economic
            Development Authority, Series B,
            AMT..............................    4.950     9/1/09       24,438
    230,000 Wisconsin State Health &
             Educational Facilities, Richland
             Hospital Income Project,
             Series A (ACA)..................    5.375     6/1/28      218,499
     75,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother,
             Series A (MBIA).................    5.100    8/15/07       76,406
    110,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother,
             Series A (MBIA).................    5.200    8/15/08      112,199
     75,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother,
             Series A (MBIA)                     5.300    8/15/09       76,969
      5,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).....    5.250     2/1/04        5,081
      5,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC)         5.400     2/1/05        5,100
     35,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).....    5.750     2/1/12       34,913
     35,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).....    6.000     2/1/17       35,438
                                                                  ------------
                                                                       676,213
                                                                  ------------
            Wyoming -- 1.17%
     65,000 Cheyenne, Wyoming Federal Mineral
            Reality Revenue, Second Lien.....    6.200     6/1/09       67,356
  1,000,000 Green River-Sweetwater County
            Wyoming, Refunding, Series B
            (FSA)............................    4.500     3/1/14      991,250
     20,000 Teton County Wyoming Hospital
            District, Hospital Refunding &
            Imports (ACA)....................    5.000    12/1/03       20,250
    150,000 Teton County Wyoming, Teton
            County School District No 1
            Project (MBIA)...................    5.000     6/1/05      152,625
     15,000 Wyoming Community Development
            Authority Housing Revenue, Series
            5, AMT...........................    5.700    12/1/07       15,544
     10,000 Wyoming Community Development
            Authority, Single Family
            Mortgage, Series B, AMT..........    8.125     6/1/21       10,322
                                                                  ------------
                                                                     1,257,347
                                                                  ------------
            Total -- Municipal Bonds (cost
            $99,190,624).....................                       96,913,720
                                                                  ------------
            Money Market Mutual Funds --
             9.52%
  5,240,000 Provident Institutional Muni-Cash
            Fund.............................                        5,240,000
  4,952,187 SEI Tax-Exempt Trust Money Market
            Fund.............................                        4,952,187
                                                                  ------------
            Total -- Money Market Mutual
            Funds (cost $10,192,187).........                       10,192,187
                                                                  ------------
            Total Investments (cost
            $109,382,811) (a) -- 100.00%.....                      107,105,907
                                                                  ------------
            Liabilities in Excess of Other
            Assets -- 0.00%..................                           (1,282)
                                                                  ------------
            Total Net Assets -- 100.00%......                     $107,104,625
                                                                  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 1999

--------
(a) Represents cost for federal income tax purposes and differs from value of net unrealized depreciation of securities as follows:

 Unrealized appreciation..........................................  $    42,580
 Unrealized depreciation..........................................   (2,319,484)
                                                                    -----------
 Net unrealized depreciation......................................  $(2,276,904)
                                                                    ===========

ACA -- American Capital Access
AMT -- Alternative Minimum Tax
AMBAC -- AMBAC Indemnity Corporation
AXA -- AXA Reinsurance UK
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Authority
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance, Inc.
GNMA -- Government National Mortgage Association
GTY -- Guaranteed
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 1999

                                                       Small
                                         Growth    Capitalization International
                         Value Equity    Equity        Equity        Equity
                          Portfolio    Portfolio     Portfolio      Portfolio
                         ------------ ------------ -------------- -------------
ASSETS:
 Investments, at value
  (cost $190,797,035;
  $181,533,356;
  $184,462,234; and
  $237,904,659
  respectively)......... $218,298,658 $268,078,145  $209,019,490  $259,352,323
 Repurchase Agreements,
  at value..............    2,167,354           --     3,339,586            --
 Foreign currency, at
  value (cost $0; $0;
  $0; and $1,309,965
  respectively).........           --           --            --     1,318,693
 Unrealized appreciation
  on forward exchange
  contracts.............           --           --            --     1,369,027
 Receivable for
  investments sold......    1,789,063    7,936,518       280,798     1,996,710
 Dividends and interest
  receivable............      358,508      128,325       116,147       452,315
 Variation margin
  receivable............           --      110,321            --            --
 Foreign tax reclaim
  receivable............           --           --            --       468,721
 Deferred organization
  costs.................        7,092        7,406         7,311         6,974
                         ------------ ------------  ------------  ------------
   Total Assets.........  222,620,675  276,260,715   212,763,332   264,964,763
                         ------------ ------------  ------------  ------------
LIABILITIES:
 Payable for investments
  purchased.............    5,560,436   11,255,672     1,912,430     6,926,728
 Unrealized depreciation
  on forward exchange
  contracts.............           --           --            --     1,656,299
 Advisory fees payable..       56,879       60,887        62,151        80,950
 Consulting fees
  payable...............        8,545       10,148         8,193        10,391
 Administrative services
  fees payable..........        1,990        2,403         1,934         2,423
 Other accrued
  expenses..............       52,774       54,600        41,992       110,750
                         ------------ ------------  ------------  ------------
   Total Liabilities....    5,680,624   11,383,710     2,026,700     8,787,541
                         ------------ ------------  ------------  ------------
NET ASSETS.............. $216,940,051 $264,877,005  $210,736,632  $256,177,222
                         ============ ============  ============  ============
NET ASSETS CONSIST OF:
 Shares of beneficial
  interest, at par
  value................. $     14,613 $     14,749  $     17,086  $     19,934
 Additional paid-in
  capital...............  177,942,025  160,069,872   190,710,044   229,318,066
 Undistributed
  (distribution in
  excess of) net
  investment income.....      155,982       13,505        58,094       944,578
 Accumulated net
  realized gain/(loss)
  on investments,
  futures and foreign
  currency
  transactions..........   11,325,808   18,187,330    (4,605,848)    4,636,473
 Net unrealized
  appreciation on
  investments, futures
  and foreign currency
  transactions..........   27,501,623   86,591,549    24,557,256    21,258,171
                         ------------ ------------  ------------  ------------
   Total Net Assets..... $216,940,051 $264,877,005  $210,736,632  $256,177,222
                         ============ ============  ============  ============
SHARES OF BENEFICIAL
INTEREST:
 Shares of beneficial
  interest outstanding..   14,612,718   14,748,983    17,086,102    19,933,882
                         ============ ============  ============  ============
 Net Asset Value,
  offering and
  redemption price per
  share................. $      14.85 $      17.96  $      12.33  $      12.85
                         ============ ============  ============  ============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued)
June 30, 1999

                                    Limited
                                    Duration                  Intermediate Term
                                 Municipal Bond Fixed Income   Municipal Bond
                                   Portfolio     Portfolio        Portfolio
                                 -------------- ------------  -----------------
ASSETS:
 Investments, at value (cost
  $45,867,370; $112,215,298;
  and $109,382,811
  respectively).................  $45,652,980   $109,628,646    $107,105,907
 Receivable for investments
  sold..........................           --      3,008,424              94
 Cash...........................        1,161             --              --
 Dividends and interest
  receivable....................      567,943      1,232,267       1,482,183
 Deferred organization costs....        7,882             --              --
                                  -----------   ------------    ------------
   Total Assets.................   46,229,966    113,869,337     108,588,184
                                  -----------   ------------    ------------
LIABILITIES:
 Dividends and income payable...      178,137        525,536         388,165
 Payable for investments
  purchased.....................      450,600      5,199,982       1,028,128
 Advisory fees payable..........        7,412         23,390          22,988
 Consulting fees payable........        1,853          4,253           4,180
 Administrative services fees
  payable.......................          361            826             829
 Other accrued expenses.........       24,725         41,703          39,269
                                  -----------   ------------    ------------
   Total Liabilities............      663,088      5,795,690       1,483,559
                                  -----------   ------------    ------------
NET ASSETS......................  $45,566,878   $108,073,647    $107,104,625
                                  ===========   ============    ============
NET ASSETS CONSIST OF:
 Shares of beneficial interest,
  at par value..................  $     4,574   $     11,206    $     10,935
 Additional paid-in capital.....   46,018,555    111,599,351     109,440,820
 Undistributed (distribution in
  excess of) net investment
  income........................          116             --              --
 Accumulated net realized (loss)
  on investments................     (241,977)      (950,258)        (70,226)
 Net unrealized (depreciation)
  on investments................     (214,390)    (2,586,652)     (2,276,904)
                                  -----------   ------------    ------------
   Total Net Assets.............  $45,566,878   $108,073,647    $107,104,625
                                  ===========   ============    ============
SHARES OF BENEFICIAL INTEREST:
 Shares of beneficial interest
  outstanding...................    4,573,731     11,205,590      10,934,767
                                  ===========   ============    ============
 Net Asset Value, offering and
  redemption price per share....  $      9.96   $       9.64    $       9.79
                                  ===========   ============    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 1999

                                                             Small
                                                         Capitalization International
                              Value Equity Growth Equity     Equity        Equity
                               Portfolio     Portfolio     Portfolio      Portfolio
                              ------------ ------------- -------------- -------------
INVESTMENT INCOME:
 Interest...................  $   240,419   $   164,848   $   245,565    $   144,069
 Dividends (net of foreign
  withholding tax of
  $24,385;
  $332; $0; and $717,803
  respectively).............    3,679,268     1,490,421     1,351,452      4,967,557
                              -----------   -----------   -----------    -----------
   Total Investment Income..    3,919,687     1,655,269     1,597,017      5,111,626
                              -----------   -----------   -----------    -----------
EXPENSES:
 Advisory fees..............      588,835       672,432       604,302        912,160
 Consulting fees............       88,824       112,075        79,263        116,041
 Administrative services
  fees......................      198,105       250,033       177,211        258,552
 Custodian fees.............       48,186        60,720        41,288        218,798
 Audit and legal fees.......       23,897        31,821        22,842         30,338
 Registration and filing
  fees......................       28,230        35,719        26,983         33,255
 Other expenses.............       23,993        34,780        25,179         36,868
                              -----------   -----------   -----------    -----------
   Total Expenses...........    1,000,070     1,197,580       977,068      1,606,012
                              -----------   -----------   -----------    -----------
 Net Investment Income......    2,919,617       457,689       619,949      3,505,614
                              -----------   -----------   -----------    -----------
NET REALIZED/UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on
  investments, futures
  and foreign currency
  transactions..............   11,395,574    18,674,831    (4,651,207)     6,667,389
 Net change in unrealized
  appreciation/(depreciation)
  on investments, and
  foreign currency
  transactions..............    3,419,258    36,436,342    17,190,826      2,462,581
                              -----------   -----------   -----------    -----------
 Net realized/unrealized
  gain/(loss) on
  investments,
  futures and foreign
  currency transactions.....   14,814,832    55,111,173    12,539,619      9,129,970
                              -----------   -----------   -----------    -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................  $17,734,449   $55,568,862   $13,159,568    $12,635,584
                              ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)
For the Year Ended June 30, 1999

                                 Limited Duration               Intermediate Term
                                  Municipal Bond  Fixed Income   Municipal Bond
                                    Portfolio      Portfolio*      Portfolio*
                                 ---------------- ------------  -----------------
INVESTMENT INCOME:
 Interest.......................    $2,368,072    $ 5,832,489      $ 3,103,358
 Dividends......................       114,969         60,843          114,125
                                    ----------    -----------      -----------
   Total Investment Income......     2,483,041      5,893,332        3,217,483
                                    ----------    -----------      -----------
EXPENSES:
 Advisory fees..................        97,880        256,883          175,807
 Consulting fees................        24,471         46,707           31,966
 Administrative services fees...        44,730         85,423           79,611
 Custodian fees.................         9,671         24,200           15,148
 Audit and legal fees...........        15,930         24,520           22,707
 Registration and filing fees...        15,500         12,197           12,242
 Other expenses.................        16,830         16,178           11,735
                                    ----------    -----------      -----------
 Total Expenses before
  waivers.......................       225,012        466,108          349,216
 Less: Expenses waived by
  administrator.................            --             --          (47,747)
                                    ----------    -----------      -----------
   Net Expenses.................       225,012        466,108          301,469
                                    ----------    -----------      -----------
 Net Investment Income..........     2,258,029      5,427,224        2,916,014
                                    ----------    -----------      -----------
NET REALIZED/UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on
  investments...................        12,893       (242,734)         (70,226)
 Net change in unrealized
  appreciation/(depreciation) on
  investments...................      (678,504)    (2,586,652)      (2,276,904)
                                    ----------    -----------      -----------
 Net realized/unrealized
  gain/(loss) on investments,
  futures.......................      (665,611)    (2,829,386)      (2,347,130)
                                    ----------    -----------      -----------
 Net increase in net assets
  resulting from operations.....    $1,592,418    $ 2,597,838      $   568,884
                                    ==========    ===========      ===========

--------
*Funds commenced operations on July 1, 1998.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets

                                                                                        Small Capitalization
                               Value Equity Portfolio      Growth Equity Portfolio        Equity Portfolio
                              --------------------------  --------------------------  --------------------------
                                  Year          Year          Year          Year          Year          Year
                                 Ended         Ended         Ended         Ended         Ended         Ended
                                June 30,      June 30,      June 30,      June 30,      June 30,      June 30,
                                  1999          1998          1999          1998          1999          1998
                              ------------  ------------  ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
 Net investment income......  $  2,919,617  $  2,515,539  $    457,689  $    632,890  $    619,949  $    570,426
 Net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............    11,395,574    23,127,424    18,674,831    40,192,942    (4,651,207)   19,676,905
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............     3,419,258     4,834,455    36,436,342    18,930,310    17,190,826    (5,878,984)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from
  operations................    17,734,449    30,477,418    55,568,862    59,756,142    13,159,568    14,368,347
                              ------------  ------------  ------------  ------------  ------------  ------------
Distributions to
Shareholders from:
 Net investment income......    (2,855,946)   (2,581,986)     (444,369)     (723,410)     (563,154)     (582,905)
 In excess of net investment
  income....................            --            --            --      (115,822)           --            --
 Net realized gain on
  investments, futures and
  foreign currency
  transactions..............   (16,930,526)  (15,909,634)  (14,381,174)  (32,337,330)  (13,827,848)  (12,757,181)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............   (19,786,472)  (18,491,620)  (14,825,543)  (33,176,562)  (14,391,002)  (13,340,086)
                              ------------  ------------  ------------  ------------  ------------  ------------
Shares of Beneficial
Interest:
 Proceeds from shares
  issued....................    65,815,341    79,850,717    54,760,753    60,460,192   118,787,480    52,923,820
 Proceeds from reinvestment
  of dividends..............    17,108,285    16,699,355    13,708,838    31,066,397    12,032,240    11,976,524
 Cost of shares redeemed....   (40,518,732)  (49,040,371)  (60,464,553)  (62,938,761)  (69,378,364)  (28,881,423)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    42,404,894    47,509,701     8,005,038    28,587,828    61,441,356    36,018,921
                              ------------  ------------  ------------  ------------  ------------  ------------
 Total increase in net
  assets....................    40,352,871    59,495,499    48,748,357    55,167,408    60,209,922    37,047,182
Net Assets:
 Beginning of period........   176,587,180   117,091,681   216,128,648   160,961,240   150,526,710   113,479,528
                              ------------  ------------  ------------  ------------  ------------  ------------
 End of period..............  $216,940,051  $176,587,180  $264,877,005  $216,128,648  $210,736,632  $150,526,710
                              ============  ============  ============  ============  ============  ============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)

                                                             Limited Duration                       Intermediate
                                    International             Municipal Bond        Fixed Income   Term Municipal
                                  Equity Portfolio               Portfolio           Portfolio*    Bond Portfolio*
                              --------------------------  ------------------------  ------------  ----------------
                                  Year          Year         Year         Year          Year            Year
                                 Ended         Ended         Ended        Ended        Ended           Ended
                                June 30,      June 30,     June 30,     June 30,      June 30,        June 30,
                                  1999          1998         1999         1998          1999            1998
                              ------------  ------------  -----------  -----------  ------------  ----------------
From Investment Activities:
Operations:
 Net investment income......  $  3,505,614  $  3,503,049  $ 2,258,029  $ 2,187,862  $  5,427,224    $  2,916,014
 Net realized gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............     6,667,389     6,336,894       12,893      (91,196)     (242,734)        (70,226)
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............     2,462,581     1,112,830     (678,504)     373,857    (2,586,652)     (2,276,904)
                              ------------  ------------  -----------  -----------  ------------    ------------
 Net increase in net assets
  resulting
  from operations...........    12,635,584    10,952,773    1,592,418    2,470,523     2,597,838         568,884
                              ------------  ------------  -----------  -----------  ------------    ------------
Distributions to
Shareholders from:
 Net investment income......    (4,076,034)   (7,034,223)  (2,258,029)  (2,187,862)   (5,427,224)     (2,916,014)
 Net realized gain on
  investments, futures and
  foreign currency
  transactions..............    (4,961,778)   (4,217,931)          --           --      (707,524)             --
                              ------------  ------------  -----------  -----------  ------------    ------------
 Net decrease in net assets
  resulting
  from distributions........    (9,037,812)  (11,252,154)  (2,258,029)  (2,187,862)   (6,134,748)     (2,916,014)
                              ------------  ------------  -----------  -----------  ------------    ------------
Shares of Beneficial
Interest:
 Proceeds from shares
  issued....................    51,664,586   104,993,738   88,167,469   77,839,730    25,850,995     101,818,978
 Proceeds from securities
  transferred in-kind.......            --            --           --           --    87,605,935      35,196,203
 Proceeds from reinvestment
  of dividends..............     7,791,624    10,125,963    1,628,930    1,797,773     5,546,812       2,502,027
 Cost of shares redeemed....   (36,751,680)  (31,067,352) (90,240,867) (74,205,989)   (7,393,185)    (30,065,453)
                              ------------  ------------  -----------  -----------  ------------    ------------
 Net increase (decrease) in
  net assets from shares of
  beneficial interest
  transactions..............    22,704,530    84,052,349     (444,468)   5,431,514   111,610,557     109,451,755
                              ------------  ------------  -----------  -----------  ------------    ------------
 Total increase (decrease)
  in net assets.............    26,302,302    83,752,968   (1,110,079)   5,714,175   108,073,647     107,104,625
Net Assets:
 Beginning of period........   229,874,920   146,121,952   46,676,957   40,962,782            --              --
                              ------------  ------------  -----------  -----------  ------------    ------------
 End of period..............  $256,177,222  $229,874,920  $45,566,878  $46,676,957  $108,073,647    $107,104,625
                              ============  ============  ===========  ===========  ============    ============

--------
*Funds commenced operations on July 1, 1998.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 1999

  1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers seven portfolios: The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Small Capitalization Equity Portfolio ("Small Cap Portfolio"), The International Equity Portfolio ("International Portfolio"), The Limited Duration Municipal Bond Portfolio ("Limited Duration Portfolio"), The Intermediate Term Municipal Bond Portfolio ("Intermediate Municipal Portfolio"), and The Fixed Income Portfolio ("Fixed Income Portfolio").

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. With the approval of the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily, as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Limited Duration, Intermediate Municipal and Fixed Income Portfolios declare dividends from net investment income daily and distribute dividends on a monthly basis. The Value, Growth, and Small Cap Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

    Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

    As of June 30, 1999, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                             Undistributed Net
                                          Undistributed Net Realized Gain/(Loss)
                                          Investment Income    on Investments
                                          ----------------- --------------------
   Value Portfolio.......................            18                 (18)
   Growth Portfolio......................             5                  (5)
   Small Cap Portfolio...................       (45,351)             45,351
   International Portfolio...............     1,154,204          (1,154,204)

    D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest.

    E. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Portfolios have been deferred and are being amortized on a straight-line basis over sixty months, beginning with each Portfolio's commencement of operations, except those of Intermediate Municipal and Fixed Income Portfolios. In the event any of the initial shares of these Portfolios are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Costs incurred in connection with the organization of the Intermediate Municipal and Fixed Income Portfolios were expensed as incurred.

    F. Allocation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

    G. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

      i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

      ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

    H. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause results to differ from these amounts.

    I. Transfers In-Kind. Upon commencement of the Intermediate Municipal Portfolio and the Fixed Income Portfolio investment operations, a number of separate managed accounts managed by Morgan Grenfell, transferred appreciated securities in exchange for Fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfer to the Fund and had the same market value as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund was equal to the market value of such securities on their respective dates of contribution to the Fund resulting in no difference between book cost and tax cost.

  3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more Investment Managers. Each Investment Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve. Each Investment Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

  For the year ended June 30, 1999, the Value Portfolio paid the following investment advisory fees:

                          Amount
Adviser                   Earned   Fee
-------                  -------- -----
Hotchkis & Wiley........ $132,479 0.30% For the period from 07/01/98 to 03/07/99
Geewax, Terker & Co.....   65,021 0.30% For the period from 03/08/99 to 06/30/99
Institutional Capital
Corp....................  391,335 0.35%
                         -------- -----
                         $588,835 0.33%
                         ======== =====

  For the year ended June 30, 1999, the Growth Portfolio paid the following investment advisory fees:

                                                                  Amount
Adviser                                                           Earned   Fee
-------                                                          -------- -----
Jennison Associates LLC......................................... $455,190 0.30%
Goldman Sachs Asset Management..................................  217,242 0.30%*
                                                                 -------- -----
                                                                 $672,432 0.30%
                                                                 ======== =====

  For the year ended June 30, 1999, the Small Cap Portfolio paid the following investment advisory fees:

                                                                   Amount
Adviser                                                            Earned   Fee
-------                                                           -------- -----
Frontier Capital Management Co................................... $386,207 0.45%
Geewax, Terker & Co..............................................  218,095 0.30%
                                                                  -------- -----
                                                                  $604,302 0.38%
                                                                  ======== =====

  For the year ended June 30, 1999, the International Portfolio paid the following investment advisory fees:

                                                                Amount
Adviser                                                         Earned   Fee
-------                                                        -------- -----
Brinson Partners, Inc......................................... $912,160 0.40%**

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

  For the year ended June 30, 1999, the following Portfolios paid investment advisory fees to Morgan Grenfell Capital Management, Inc.:

                                                                 Amount
Portfolio                                                        Earned   Fee
---------                                                       -------- -----
Limited Duration............................................... $ 97,880  0.20%
Intermediate Municipal......................................... $175,807 0.275%
Fixed Income................................................... $256,883 0.275%

--------
* Under the amendment ("Performance Fee Amendment") to the Portfolio Management Contract between Goldman Sachs Asset Management ("GSAM") and the Trust relating to the Growth Portfolio, GSAM will be compensated based, in part, on the investment results achieved by it. It is anticipated that the Performance Fee arrangement will apply with respect to periods after October 1, 1999. The Performance Fee arrangement could, under certain circumstances, increase or decrease the fee paid to GSAM, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

** Tiered fee of 0.40% on first $200 million of assets: 0.35% on the next $100 million of assets; and 0.30% on assets over $300 million. As of July 26, 1999, a second Investment Manager was engaged for The International Equity Portfolio. See Subsequent Events at the end of the footnotes.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

  BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. Effective October 1, 1998, the Administration, Fund Accounting and Transfer Agency Agreements were amended to provide that BISYS would receive as compensation for administration, fund accounting and transfer agency services an all inclusive fee ("Omnibus Fee") of 0.115% of the Portfolio's average net assets attributable to the Value, Growth, Small Cap and International Portfolios and 0.095% of the Portfolio's average net assets attributable to the Limited Duration, Intermediate Municipal and Fixed Income Portfolios. The Omnibus fee is accrued daily and payable on a monthly basis.

  For the period July 1, 1998 through September 30, 1998, Administration, Fund Accounting and Transfer Agency services were provided to the Trust by BISYS under the terms of an Amended Administration Agreement ("Omnibus Agreement") between BISYS and the Trust. Pursuant to the Omnibus Agreement, BISYS received from the Trust an annual fee, accrued daily and payable monthly, of 0.10% of the average net assets of the Value, Growth, Small Cap and International Portfolios and 0.08% of the average net assets of the Limited Duration, Intermediate Municipal and Fixed Income Portfolios plus reimbursement of certain out-of-pocket expenses. During the period July 1, 1998 through June 30, 1999, BISYS agreed to voluntarily waive fees in the Intermediate Municipal Portfolio in the amount of $47,747, of which $20,275 were out-of-pocket expenses.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

  4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 1999, were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
     Value........................................... $212,837,758 $189,035,581
     Growth..........................................  156,115,025  162,714,509
     Small Cap.......................................  245,035,363  195,300,273
     International...................................  144,464,762  127,571,078
     Limited Duration................................   52,178,287   54,988,360
     Intermediate Municipal..........................  123,184,727   26,166,990
     Fixed Income....................................  239,077,864  132,606,272

  5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 1999, were as follows:

                                                                                                    Intermediate
                                                                             Limited      Fixed         Term
                            Value       Growth    Small Cap   International  Duration     Income     Municipal
                          ----------  ----------  ----------  ------------- ----------  ----------  ------------
Beginning balance.......  11,397,618  14,167,790  11,464,044   18,099,305    4,618,693          --           --
                          ----------  ----------  ----------   ----------   ----------  ----------   ----------
Shares issued...........   4,699,295   3,383,198  10,517,309    4,146,130    8,742,217   2,632,128   10,165,621
Shares issued in
 exchange for securities
 transferred in-kind....          --          --          --           --           --   8,760,594    3,519,620
Shares issued in
 reinvestment of
 dividends and
 distributions..........   1,344,463     975,914   1,161,041      633,339      161,282     553,186      249,423
Shares redeemed.........  (2,828,658) (3,777,919) (6,056,292)  (2,944,892)  (8,948,461)   (740,318)  (2,999,897)
                          ----------  ----------  ----------   ----------   ----------  ----------   ----------
Net increase in shares..   3,215,100     581,193   5,622,058    1,834,577      (44,962) 11,205,590   10,934,767
                          ----------  ----------  ----------   ----------   ----------  ----------   ----------
Ending balance..........  14,612,718  14,748,983  17,086,102   19,933,882    4,573,731  11,205,590   10,934,767
                          ==========  ==========  ==========   ==========   ==========  ==========   ==========

  6. DERIVATIVE INSTRUMENTS. The International Portfolio may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

  A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Portfolio.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

  The Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

  The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges that minimize counterparty credit risks.

  7. FEDERAL INCOME TAXES. It is the policy of each Portfolio to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  FEDERAL INCOME TAXES INFORMATION (Unaudited).

  As of June 30, 1999 the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Portfolio                                                      Amount   Expires
---------                                                    ---------- -------
Small Cap................................................... $4,143,587  2007
Limited Duration............................................     48,759  2004
                                                                 42,671  2005
                                                                108,282  2006
                                                                 33,265  2007
Intermediate Municipal......................................     18,422  2007

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  Capital losses incurred after October 31, within a Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Limited Duration Portfolio incurred $9,000 in Post-October Capital Losses, the Intermediate Municipal Portfolio incurred $51,803 in Post-October Capital Losses and the Fixed Income Portfolio incurred $778,961 in Post-October Capital Losses and they will elect to defer such capital losses.

  During the fiscal year ended June 30, 1999, the following Portfolios declared long-term capital gain distributions as follows:

Portfolio                                                              Amount
---------                                                            -----------
Value............................................................... $11,200,178
Growth..............................................................  13,254,264
Small Cap...........................................................  10,053,708
International.......................................................   4,921,963

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1999

  For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 1999 qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio                                                             Percentage
---------                                                             ----------
Value................................................................   47.47%
Growth...............................................................   36.79%
Small Cap............................................................   25.16%

  During the fiscal year ended June 30, 1999, the following Portfolios declared tax-exempt income distributions as follows:

Portfolio                                                              Amount
---------                                                            ----------
Limited Duration.................................................... $2,259,429
Intermediate Municipal..............................................  2,532,424

  SUBSEQUENT EVENT (Unaudited). As July 26, 1999, a second Investment Manager was engaged to provide portfolio management service to The International Equity Portfolio, pursuant to the terms of a portfolio management contract (Artisan Agreement) between Artisan Partners Limited Partnership ("Artisan") and the Trust. The terms and conditions of the Artisan Agreement are substantially the same as those included in the agreement between the International Portfolio and Brinson. However, the asset-based fee payable under the portfolio management agreement with Brinson is calculated at a rate of .40% of 1% on assets of $200 million or less, with reductions (often called "break points") in the applicable rate at higher asset levels. The Artisan Agreement provides for an advisory fee of .40% of 1% of the Portfolio's assets assigned to Artisan, but does not include fee reductions at higher asset levels. The Trust has also conditionally approved an amendment to the Artisan Agreement ("Performance Fee Amendment"). Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                Value Equity Portfolio                     Growth Equity Portfolio
                          --------------------------------------     --------------------------------------
                            Year      Year      Year     Period        Year      Year      Year     Period
                           Ended     Ended     Ended     Ended        Ended     Ended     Ended     Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,  June 30,  June 30,  June 30,
                            1999      1998      1997    1996(a)        1999      1998      1997    1996(b)
                          --------  --------  --------  --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $  15.49  $  14.41  $  11.48  $ 10.00      $  15.25  $  13.67  $  11.13  $  10.00
                          --------  --------  --------  -------      --------  --------  --------  --------
Income from Investment
 Operations:
 Net investment income..      0.22      0.24      0.23     0.22          0.03      0.04      0.06      0.04
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions..........      0.87      2.87      3.65     1.51          3.76      4.37      2.58      1.13
                          --------  --------  --------  -------      --------  --------  --------  --------
 Total from investment
  operations............      1.09      3.11      3.88     1.73          3.79      4.41      2.64      1.17
                          --------  --------  --------  -------      --------  --------  --------  --------
Distributions to
 Shareholders from:
 Net investment income..     (0.22)    (0.25)    (0.21)   (0.22)        (0.03)    (0.04)    (0.05)    (0.04)
 In excess of net
  investment income.....        --        --        --       --            --     (0.02)       --        --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........     (1.51)    (1.78)    (0.74)   (0.03)        (1.05)    (2.77)    (0.05)       --
                          --------  --------  --------  -------      --------  --------  --------  --------
 Total distribution to
  shareholders..........     (1.73)    (2.03)    (0.95)   (0.25)        (1.08)    (2.83)    (0.10)    (0.04)
                          --------  --------  --------  -------      --------  --------  --------  --------
Net Asset Value, End of
 Period.................  $  14.85  $  15.49  $  14.41  $ 11.48      $  17.96  $  15.25  $  13.67  $  11.13
                          ========  ========  ========  =======      ========  ========  ========  ========
Total Return............      9.07%    23.42%    35.28%   17.28%(d)     26.76%    37.00%    23.83%    11.69%(d)
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $216,940  $176,587  $117,092  $71,503      $264,877  $216,129  $160,961  $110,537
 Ratio of expenses to
  average net assets....      0.56%     0.52%     0.63%    0.63%(c)      0.53%     0.53%     0.55%     0.63%(c)
 Ratio of net investment
  income to average net
  assets................      1.64%     1.69%     1.89%    2.55%(c)      0.20%     0.33%     0.49%     0.46%(c)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............      0.56%     0.52%     0.65%    0.68%(c)      0.53%     0.53%     0.55%     0.68%(c)
 Portfolio turnover
  rate..................    108.79%    86.45%    97.39%   92.00%(d)     70.61%    95.07%    80.47%    80.00%(d)

--------
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                              Small Capitalization Equity
                                       Portfolio                       International Equity Portfolio
                          --------------------------------------     --------------------------------------
                            Year      Year      Year     Period        Year      Year      Year     Period
                           Ended     Ended     Ended     Ended        Ended     Ended     Ended     Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,  June 30,  June 30,  June 30,
                            1999      1998      1997    1996(a)        1999      1998      1997    1996(b)
                          --------  --------  --------  --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $  13.13  $  12.95  $  11.07  $ 10.00      $  12.70  $  12.84  $  11.26  $ 10.00
                          --------  --------  --------  -------      --------  --------  --------  -------
Income from Investment
Operations:
 Net investment income..      0.04      0.06      0.07     0.10          0.24      0.16      0.22     0.16
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions..........      0.35      1.54      2.11     1.07          0.39      0.49      1.92     1.35
                          --------  --------  --------  -------      --------  --------  --------  -------
 Total from investment
 operations.............      0.39      1.60      2.18     1.17          0.63      0.65      2.14     1.51
                          --------  --------  --------  -------      --------  --------  --------  -------
Distributions to
Shareholders from:
 Net investment income..     (0.04)    (0.06)    (0.07)   (0.10)        (0.21)    (0.47)    (0.22)   (0.24)
 In excess of net
 investment income......        --        --        --       --            --        --     (0.04)      --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........     (1.15)    (1.36)    (0.23)      --         (0.27)    (0.32)    (0.30)   (0.01)
                          --------  --------  --------  -------      --------  --------  --------  -------
 Total distribution to
 shareholders...........     (1.19)    (1.42)    (0.30)   (0.10)        (0.48)    (0.79)    (0.56)   (0.25)
                          --------  --------  --------  -------      --------  --------  --------  -------
Net Asset Value, End of
 Period.................  $  12.33  $  13.13  $  12.95  $ 11.07      $  12.85  $  12.70  $  12.84  $ 11.26
                          ========  ========  ========  =======      ========  ========  ========  =======
Total Return............      4.73%    12.66%    19.88%   11.82%(d)      5.20%     5.91%    19.61%   15.15%(d)
Ratios to Average Net
 Assets/ Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $210,737  $150,527  $113,480  $61,503      $256,177  $229,875  $146,122  $77,732
 Ratio of expenses to
  average net assets....      0.62%     0.70%     0.78%    0.78%(c)      0.69%     0.70%     0.78%    0.81%(c)
 Ratio of net investment
  income to average net
  assets................      0.39%     0.41%     0.68%    1.33%(c)      1.51%     2.00%     1.97%    1.75%(c)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............      0.62%     0.70%     0.78%    0.90%(c)      0.69%     0.71%     0.78%    0.92%(c)
 Portfolio turnover
 rate...................    125.52%   103.41%    54.16%   38.00%(d)     56.77%    36.80%    29.85%   15.00%(d)

--------
(a) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                Intermediate
                                                                                    Term
                                                                       Fixed     Municipal
                                   Limited Duration                   Income        Bond
                               Municipal Bond Portfolio              Portfolio   Portfolio
                          --------------------------------------     ---------  ------------
                            Year      Year      Year     Period        Year         Year
                           Ended     Ended     Ended     Ended         Ended       Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,     June 30,
                            1999      1998      1997    1996(a)       1999(b)     1999(b)
                          --------  --------  --------  --------     ---------  ------------
Net Asset Value,
 Beginning of Period....  $ 10.11   $ 10.04   $ 10.00   $ 10.00      $  10.00     $  10.00
                          -------   -------   -------   -------      --------     --------
Income from Investment
 Operations:
 Net investment income..     0.47      0.47      0.48      0.35          0.58         0.45
 Net realized and
  unrealized gain (loss)
  on
  investments, futures..    (0.15)     0.07      0.04      0.01         (0.28)       (0.21)
                          -------   -------   -------   -------      --------     --------
 Total from investment
  operations............     0.32      0.54      0.52      0.36          0.30         0.24
                          -------   -------   -------   -------      --------     --------
Distributions to
 Shareholders from:
 Net investment income..    (0.47)    (0.47)    (0.48)    (0.36)        (0.58)       (0.45)
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........       --        --        --        --         (0.08)          --
                          -------   -------   -------   -------      --------     --------
 Total distribution to
  shareholders..........    (0.47)    (0.47)    (0.48)    (0.36)        (0.66)       (0.45)
                          -------   -------   -------   -------      --------     --------
Net Asset Value, End of
 Period.................  $  9.96   $ 10.11   $ 10.04   $ 10.00      $   9.64     $   9.79
                          =======   =======   =======   =======      ========     ========
Total Return............     3.17%     5.48%     5.34%     3.60%(d)      2.88%        2.44%
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $45,567   $46,677   $40,963   $29,485      $108,074     $107,105
 Ratio of expenses to
  average net assets....     0.46%     0.47%     0.52%     0.53%(c)      0.50%        0.47%
 Ratio of net investment
  income to average net
  assets................     4.61%     4.65%     4.78%     4.78%(c)      5.78%        4.54%
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.46%     0.51%     0.68%     0.81%(c)      0.50%        0.54%
 Portfolio turnover
  rate..................   116.22%    42.50%    44.57%   116.00%(d)    146.78%       42.24%

--------
(a) For the period October 10, 1995 (commencement of operations) through June 30, 1996.
(b) For the period July 1, 1998 (commencement of operations) through June 30, 1999.
(c) Annualized.
(d) Not annualized.

See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Limited Duration Municipal Bond, Intermediate Term Municipal Bond and Fixed Income Portfolios of the Hirtle Callaghan Trust (the "Trust") as of June 30, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
August 13, 1999

                           THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

DAVID M. SPUNGEN*

RICHARD W. WORTHAM

R. RICHARD WILLIAMS

* "Interested Person" as that term is defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Sponsor                               Counsel

Hirtle Callaghan & Co., Inc.          Drinker Biddle & Reath LLP
100 Four Falls Corporate              One Logan Square--18th & Cherry Streets
Center--Suite 500                     Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania
19428-2970

Administrator and Distributor         Independent Accountants

BISYS Fund Services                   PricewaterhouseCoopers LLP
3435 Stelzer Road                     2400 Eleven Penn Center
Columbus, Ohio 43219                  Philadelphia, Pennsylvania 19103

Custodian
Bankers Trust Company
14 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


6/99